UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

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☐	Soliciting Material Pursuant to § 240.14a-12

KENNAMETAL INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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KENNAMETAL INC. 600 Grant Street Suite 5100 Pittsburgh, Pennsylvania 15219 Notice of Annual Meeting of Shareowners to be held October 25, 2016

Notice of Annual Meeting of Shareowners

Tuesday, October 25, 2016

To the Shareowners of Kennametal Inc.:

The Annual Meeting of Shareowners (“Annual Meeting”) of Kennametal Inc. (the “Company”) will be held at the Quentin C. McKenna Technology Center, located at 1600 Technology Way (on Route 981 South), Latrobe, Unity Township, Pennsylvania, on Tuesday, October 25, 2016 at 2:00 p.m. (Eastern Time) to consider and act upon the following matters:

1. The election of four directors to the Third Class for terms to expire in 2017;

2. The ratification of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2017;

3. A non-binding (advisory) vote to approve the compensation paid to the Company’s named executive officers, as disclosed in this Proxy Statement;

4. The approval of the Kennametal Inc. Annual Incentive Plan; and

5. The approval of the Kennametal Inc. 2016 Stock and Incentive Plan.

Shareowners also will be asked to consider such other business as may properly come before the meeting. The Board of Directors has fixed Friday, August 26, 2016 as the record date (the “Record Date”). Only shareowners of record at the close of business on the Record Date are entitled to notice of, and to vote at, the Annual Meeting.

We are utilizing a U.S. Securities and Exchange Commission Rule that allows companies to furnish their proxy materials over the Internet rather than in paper form. We believe that this delivery process will reduce our environmental impact and over time lower the costs of printing and distributing our proxy materials. We believe that we can achieve these benefits with no impact on our shareowners’ timely access to this important information. If you have received a Notice and you would prefer to receive proxy materials (including a proxy card) in printed form by mail or electronically by email, please follow the instructions contained in the Notice.

If you plan to attend the Annual Meeting, please note that each shareowner must present valid picture identification, such as a driver’s license or passport. Additionally, shareowners holding stock in brokerage accounts (“street name” holders) must bring a copy of a brokerage statement reflecting stock ownership as of the Record Date to be admitted into the Annual Meeting. No cameras, recording equipment, electronic devices, large bags, briefcases or packages will be permitted in the Annual Meeting.

Whether or not you plan to attend the Annual Meeting, please vote by telephone, via the Internet or complete, date and sign and return a proxy card to ensure your shares are voted at the Annual Meeting.

By Order of the Board of Directors

Michelle R. Keating
Vice President, Secretary
and Interim General Counsel

September 13, 2016

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE ANNUAL MEETING OF SHAREOWNERS TO BE HELD

OCTOBER 25, 2016

This Proxy Statement and the 2016 Annual Report are available for viewing at

www.envisionreports.com/KMT

PROXY SUMMARY

2016 Proxy Summary

This 2016 Proxy Summary highlights certain information contained elsewhere in this Proxy Statement. This summary does not contain all of the information that you should consider before voting, and we strongly encourage you to carefully read the entire proxy statement before voting.

General Information About the 2016 annual meeting of Shareowners

• Date and Time:	Tuesday, October 25, 2016 at 2:00 p.m. (Eastern Time)
• Location:	Quentin C. McKenna Technology Center, located at 1600 Technology Way (on Route 981 South), Latrobe, Unity Township, Pennsylvania, 15650
• Record Date:	August 26, 2016
• Voting:	For all matters, shareowners as of the Record Date have one vote for each share of capital stock held by such person on the Record Date

Proposals to be Considered and Board Recommendations

Proposal	Board Voting Recommendation	Page Reference (for more detail)

• Election of Four Directors to the Third Class with Terms Expiring in 2017	FOR EACH DIRECTOR NOMINEE	7

• Ratification of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2017	FOR	29

• Non-binding (advisory) vote to approve the compensation paid to the Company’s named executive officers, as disclosed in this Proxy Statement	FOR	83

• Approval of the Kennametal Inc. Annual Incentive Plan	FOR	87

• Approval of the Kennametal Inc. 2016 Stock and Incentive Plan	FOR	91

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PROXY SUMMARY

Board Nominees

		Director Since			Committee Memberships			Other Public Company Boards
Name	Age		Occupation	Independent	AC	CC	N/CG
Cindy L. Davis	54	2012	Board of Directors, Buffalo Wild Wings and Kennametal Inc.	Yes	X	—	X	Buffalo Wild Wings
William M. Lambert	58	2016	Chairman, President and CEO, MSA Safety, Inc.	Yes	X	—	X	MSA Safety, Inc.
William J. Harvey	65	2011	Retired President, DuPont Packaging & Industrial Polymers (a global business unit of E.I. DuPont de Nemours & Company)	Yes	—	X	X	—
Sagar A. Patel	50	2016	President, Aircraft Turbine Systems (a global business unit of Woodward, Inc.)	Yes	—	—	—	—

AC	Audit Committee
CC	Compensation Committee
N/CG	Nominating/Corporate Governance Committee

•

Attendance:    In Fiscal 2016, each of our director nominees serving on the Board in that year attended at least 75% of the Board and committee meetings on which he or she sat. Mr. Patel was elected to the Board in Fiscal 2017.

•

Director Elections:    Directors are elected by a majority of votes cast; meaning that the number of votes cast “for” such director nominee must exceed the number of votes cast “against” such nominee in order for a director of the Third Class to be elected to that class.

Corporate Governance Highlights

Our Board has a strong commitment to ethical conduct and good corporate governance, which promotes the long-term interests of shareowners, strengthens Board and management accountability and helps build public trust in the Company. The dashboard below provides a snapshot of the Company’s current corporate governance policies.

•

Declassified the Board of Directors — At its meeting on July 26, 2016, the Board of Directors (“Board”) approved an amendment to the Company’s By-Laws removing the classification of the Board of Directors. As such, beginning at the Annual Meeting of Shareowners in October 2016, each nominated Director will be elected for only one year. The remaining Directors shall serve out their respective terms and upon their next nomination to the Board, if elected, shall serve for a period of one year.

•

Changed from Plurality Voting to Majority Voting in Director Elections — At the Annual Meeting of Shareowners held on October 28, 2014, the shareowners approved a change to the voting standard in director elections from plurality voting to majority voting and to eliminate cumulative voting.

•	Separation of CEO and Chairman — On November 17, 2014, the Board approved the separation of the roles of the Chief Executive Officer and the Chairman of the Board.

•

Equity Plan Changes Eliminate Single Trigger Vesting Provisions — On January 27, 2015, the Compensation Committee of the Board of Directors approved an amendment to the then existing Kennametal Inc. Stock and Incentive Plan of 2010 (as Amended and Restated October 22, 2013) as well as an amendment to the Executive Retirement Plan (“ERP”) (as amended December 30, 2008). Each of the amendments was to (i) modify the definition of

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“Change in Control”; and (ii) eliminate single-trigger vesting of future awards under the Stock and Incentive Plan or accrued benefits under the ERP for prospective plan participants. Consistently, the Company’s 2016 Stock and Incentive Plan includes a double-trigger vesting provision.

•

Governance Guidelines — The Board has established Corporate Governance Guidelines which provide a framework for the effective governance of the Company. The guidelines address matters such as the Board’s mission, a Director’s responsibilities, Director qualifications, determination of Director independence, Board committee structure, Chief Executive Officer performance evaluation and management succession. The Board regularly reviews developments in corporate governance and updates the Corporate Governance Guidelines and other governance materials as it deems necessary and appropriate.

•	Independent Directors — Our Board is comprised of all independent directors, other than our President and Chief Executive Officer.

•	Independent Directors Regularly Meet — Our independent directors meet in executive sessions, led by our Chairman of the Board, at each regularly scheduled Board meeting.

•	Independent Board Committees — We have three standing Board committees with only independent directors serving as members.

•	Annual Board and Committee Self-Evaluation — Our Board and Board committees engage in a self-evaluation process annually.

•	High Rate of Board Attendance — Our Board members attended more than 75% of all Board meetings in Fiscal 2016.

•	No poison pill — The Company currently does not have a poison pill in place.

•

Strong stock ownership guidelines for Directors and Executive Officers — We have adopted Stock Ownership Guidelines for directors, executives and key managers to effectively link the interests of management and our shareowners and to promote an ownership culture throughout our organization. We believe that stock should be acquired and held in quantities that encourage management to make decisions and take actions that will enhance Company performance and increase its value.

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Anti-hedging, anti-pledging and anti-shorting policy — Our insider trading policy prohibits the hedging of Company stock by directors, executives and other key managers without the prior approval and express authorization of the Company’s General Counsel. Further, this policy also prohibits the pledging of Company stock by directors, executives and other key managers unless the General Counsel has granted an exception to the individual. An exception to this prohibition may be granted where an individual wishes to pledge Company stock as collateral for a loan (not including margin debt) and clearly demonstrates the financial capacity to repay the loan without resorting to the pledged stock.

Fiscal 2016 Financial Results Summary

The Company achieved the following performance in sales, profitability and returns for Fiscal 2016 (see Appendix A for a reconciliation of these non-GAAP financial measures to the comparable GAAP measures):

•	Sales of $2.1 billion for Fiscal 2016, compared with $2.6 billion in Fiscal 2015.

•

Reported (loss) earnings per diluted share (“EPS”) of ($2.83) (as adjusted to exclude loss on divestiture and related charges, U.S. deferred tax asset valuation allowance, asset impairment charges, restructuring and related charges and operations of divested businesses: $1.11) for

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PROXY SUMMARY

Fiscal 2016 compared with reported (loss) EPS of ($4.71) (as adjusted to exclude asset impairment charges, restructuring and related charges and tax expense on cash redeployment and operations of divested businesses: $2.00) for Fiscal 2015.

•	Adjusted return on invested capital (“ROIC”) for Fiscal 2016 was 6.0% compared to ROIC of 7.2% in Fiscal 2015.

•	Free Operating Cash Flow (“FOCF”) was at $115 million for Fiscal 2016 compared to $267 million in Fiscal 2015.

Compensation Highlights for Fiscal 2016

The following are the highlights of our 2016 compensation program:

•

Our Compensation Committee has adopted a strong pay-for-performance philosophy which is tested on an annual basis through a realizable pay-for-performance alignment assessment conducted by the Committee’s independent consultant.

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Compensation is paid in a mix of base salary; annual cash-based incentives under our “Prime Bonus” plan; and equity-based long-term incentive awards (consisting of stock options, restricted stock and performance share units).

•	Compensation is tied mainly to Company financial and stock performance, so that a substantial portion of the compensation provided to our executive officers is at risk.

•

Payment of annual cash-based incentives under the Prime Bonus plan is based on achieving critical measures of Company performance, consistent with our pay-for-performance philosophy. Prime Bonus payments for Fiscal 2016 performance were based on achievement of three corporate performance metrics — FOCF, Sales Revenue and EPS.

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Our equity-based long-term incentive program is intended to drive the achievement of critical long-term business objectives, align management’s interests with those of our shareowners and foster retention of key executives. In Fiscal 2016, 50% of the target value of each executive’s long-term incentive opportunity was granted as performance stock units, 30% was granted as stock options and 20% was granted as restricted stock units (all are settled in stock). This is similar to the 2015 awards.

•

Vesting of performance units is based on the attainment of two financial performance goals —Adjusted ROIC (60% weight) and Relative Total Shareholder Return (“TSR”) (40% weight). Performance stock units are subject to an additional continuous service requirement, which provides that award recipients must remain employed by the Company through the payout date in order to receive the payout, generally three years after the grant date. Restricted stock units and stock options time vest based on continuous service with the Company.

•	Our Fiscal 2016 financial performance had the following effects on the performance-based awards held by our NEOs(1):

•

Component (1) of Ms. Bacchus and Messrs. De Feo, Byrnes, Dragich and van Gaalen 2016 Target Prime Bonus awards as well as 100% of the 2016 Target Prime Bonus award for Ms. Fusco were based on achievement of Kennametal FOCF, Sales Revenue and EPS. Based on the Company’s Fiscal 2016 performance results, Mr. De Feo was paid a cash incentive equal to 42.2% of his pro-rated targeted award; Ms. Bacchus and Mr. van Gaalen, were paid cash incentives equal to 33.8% of their targeted awards; Mr. Byrnes was paid a cash incentive equal to 47.2% of his targeted award; and Mr. Dragich a cash incentive equal to 51.9% of his targeted award. Ms. Fusco was paid a cash incentive equal to 43% of her targeted award.

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Component (2) of Ms. Bacchus and Messrs. De Feo, Byrnes, Dragich and van Gaalen 2016 Target Prime Bonus awards were based on achievement of certain individual strategic performance goals as determined and approved by the Compensation Committee of the Board of Directors. Based on Mr. De Feo’s Fiscal 2016 individual performance results, he was paid a 2016 cash incentive of $350,000. Ms. Bacchus and Messrs. Byrnes, Dragich and van Gaalen did not receive anything for Component 2 as the established threshold EPS was not achieved.

•

The first tranche (1/3) of the 2016 performance stock units, the second tranche (1/3) of the 2015 performance stock units, and the third tranche (1/3) of the 2014 performance stock units were forfeited due to the Company failing to achieve the applicable threshold EPS, ROIC and Relative TSR performance goals set for Fiscal 2016.

(1)	Mr. Donald A. Nolan, our former President and Chief Executive Officer did not receive performance-based awards in Fiscal 2016.

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GENERAL INFORMATION

General Information

When and where is the 2016 annual meeting?

The 2016 annual meeting of shareowners (the “Annual Meeting”) will be held on Tuesday, October 25, 2016 at 2:00 p.m. (Eastern Time) at the Quentin C. McKenna Technology Center, located at 1600 Technology Way (on Route 981 South), Latrobe, Unity Township, Pennsylvania, 15650.

Why did I receive a Notice in the mail regarding the Internet availability of proxy materials instead of a full set paper copy of this Proxy Statement and the 2016 Annual Report?

We are utilizing an SEC rule that allows companies to furnish their proxy materials over the Internet rather than in paper form. This rule allows a company to send some or all of its shareowners a Notice regarding Internet availability of proxy materials (“Notice”). Instructions on how to access the proxy materials over the Internet or how to request a paper copy of proxy materials may be found in the Notice.

If you have received a Notice and you would prefer to receive proxy materials (including a proxy card) in printed form by mail or electronically by email, please follow the instructions contained in the Notice.

Why didn’t I receive a Notice in the mail regarding the Internet availability of proxy materials?

The SEC rules that allow us to furnish our proxy materials over the Internet rather than in paper form do not require us to do so for all shareowners. We may choose to send certain shareowners the Notice, while sending other shareowners a full set paper copy of our Proxy Statement, 2016 Annual Report, Notice and proxy card.

How can I access the proxy materials over the Internet?

The Notice contains instructions on how to view the proxy materials on the Internet, vote your shares on the Internet and obtain printed or electronic copies of the proxy materials. An electronic copy of this Proxy Statement and the 2016 Annual Report are available at www.envisionreports.com/KMT.

When was the Notice or other proxy materials mailed to shareowners?

The Notice of this Proxy Statement was first mailed to shareowners on or about September 13, 2016. Once the Notice is received, Shareowners have the option of (1) accessing the proxy materials, including instructions on how to vote, online; or (2) requesting that those materials be sent to the Shareowner in paper. Opting to receive your proxy materials online will save the Company the cost of producing and mailing documents to your home or business, and will also give you an electronic link to the proxy voting site.

Why did I receive a Notice or a copy of this Proxy Statement?

The Board of Directors of Kennametal Inc. (“we,” “us,” “Kennametal” or the “Company”) is soliciting proxies to be voted at the Annual Meeting to be held on October 25, 2016, and at any adjournment of the Annual Meeting. When we ask for your proxy, we must provide you with a proxy statement that contains certain information specified by law.

What will the shareowners vote on at the Annual Meeting?

The Board of Directors has submitted five proposals for your consideration at this meeting:

•	The election of four directors to the Third Class for terms to expire in 2017;

•	The ratification of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2017;

•	A non-binding (advisory) vote to approve the compensation paid to the Company’s named executive officers, as disclosed in this Proxy Statement;

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GENERAL INFORMATION

•	The approval of the Kennametal Inc. Annual Incentive Plan; and

•	The approval of the Kennametal Inc. 2016 Stock and Incentive Plan.

Will there be any other items of business on the agenda?

We do not expect any other items of business to be presented at the meeting. However, in case there is an unforeseen need, your proxy also gives discretionary authority to the named proxy holders with respect to any other matters that might be brought before the meeting. Those proxy holders intend to vote your proxy on any such matter in accordance with their best judgment.

Who is entitled to vote?

Shareowners as of the close of business on Friday, August 26, 2016 (the “Record Date”) may vote at the Annual Meeting. For all matters, you have one vote for each share of capital stock you hold on the Record Date, including shares:

•	held directly in your name as the shareowner of record,

•	held for you in an account with a broker, bank or other nominee,

•	attributed to your account in one of our Company-sponsored 401(k) plans.

What constitutes a quorum?

A majority of the outstanding shares, present or represented by proxy, constitutes a quorum for the Annual Meeting. As of the Record Date, 79,912,451 shares of our capital stock were issued and outstanding. Abstentions and broker non-votes (which are explained below) will be counted for purposes of determining a quorum, but will not be counted as votes cast.

How many votes are required for the approval of each item?

•	The four nominees for director for terms expiring in 2017 are elected by a majority of votes cast; meaning that the number of votes cast “for” such director nominee must exceed the number of votes cast “against” such nominee in order for a director of the Third Class to be elected to that class. Abstentions, broker non-votes and instructions to withhold authority to vote for one or more of the nominees will result in those nominees receiving fewer votes but will not count as votes against the nominee.

•

The ratification of the selection of the independent auditors will be approved if the proposal receives the affirmative vote of at least a majority of the votes cast by shareowners present, in person or by proxy, at the meeting. Abstentions will not be counted as votes cast either for or against the proposal.

•

The compensation paid to our named executive officers, as disclosed in this Proxy Statement, will be approved (on a non-binding advisory basis) if the proposal receives the affirmative vote of at least a majority of the votes cast by shareowners present, in person or by proxy, at the meeting. Abstentions and broker non-votes will not be counted as votes cast either for or against the proposal.

•

The Kennametal Inc. Annual Incentive Plan will be approved if the proposal receives the affirmative vote of at least a majority of the votes cast by shareowners present, in person or by proxy, at the meeting. Abstentions and broker non-votes will not be counted as votes cast either for or against the proposal.

•

The Kennametal Inc. 2016 Stock and Incentive Plan will be approved if the proposal receives the affirmative vote of at least a majority of the votes cast by shareowners present, in person or by proxy, at the meeting. Abstentions and broker non-votes will not be counted as votes cast either for or against the proposal.

What are “Broker Non-Votes?”

If your shares are held by a broker (in street name), the broker will ask you how you want your shares to be voted. If you give the broker

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instructions, your shares will be voted as you direct. If you do not give instructions to your broker, one of two things can happen, depending on the type of proposal. For the ratification of the selection of the independent auditors, which is considered a “routine” matter, the broker may vote your shares in its discretion.

Brokers do not have the discretion to vote your shares for the election of directors or for the non-binding advisory vote to approve the compensation paid to our named executive officers, for the approval of the Kennametal Inc. Annual Incentive Plan or for the approval of the Kennametal Inc. 2016 Stock and Incentive Plan, as disclosed in this Proxy Statement, because these proposals are considered to be “non-routine” matters. If you do not provide voting instructions to your broker for these non-routine matters, the broker may not vote your shares on these proposals at all. When that happens, it is called a “broker non-vote.”

How do I vote?

If you are a shareowner of record, you may vote your shares by any one of the following methods:

•

By Internet.    You may vote online at www.envisionreports.com/KMT. You may follow the instructions on the Notice or in the proxy card. Voting on the Internet has the same effect as voting by mail. If you vote on the Internet, you do not need to return a proxy card. Internet voting will be available until 11:59 p.m. Eastern Time on October 24, 2016.

•

By telephone.    You may vote by telephone by dialing 1-800-652-8683. Follow the instructions on your Notice or proxy card. Voting by telephone has the same effect as voting by mail. If you vote by telephone, you do not need to return a proxy card. Telephone voting will be available until 11:59 p.m. Eastern Time on October 24, 2016.

•

By mail.    The Notice includes directions on how to request paper copies of this Proxy Statement, the 2016 Annual Report and a proxy card. Once you receive a paper proxy card, you may vote your shares by signing and dating each proxy card that you receive and returning it in the prepaid envelope. Sign your name exactly as it appears on the proxy card. If you are signing in a representative capacity (for example, as an attorney-in-fact, executor, administrator, guardian, trustee or the officer or agent of a corporation or partnership), please indicate your name and your title or capacity. If the stock is held in custody for a minor (for example, under the Uniform Transfers to Minors Act), the custodian should sign, not the minor. If the stock is held in joint ownership, one owner may sign on behalf of all owners.

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Voting In Person.    If you are a shareowner of record, you may vote your shares in person by ballot at the Annual Meeting. However, we encourage you to vote by proxy card, by telephone or on the Internet even if you plan to attend the Annual Meeting.

How do I vote shares that are held by my broker?

If you own shares held by a broker or other nominee (i.e., its “street name”), you may instruct your broker or other nominee to vote your shares by following the instructions that your broker or nominee provides to you. Most brokers offer voting by mail, by telephone and on the Internet.

How do I vote my shares in the 401(k) plan?

You will receive a voting instruction card from the plan trustee in the mail. You may instruct the plan trustee on how to vote your shares in the 401(k) plan by mail, by telephone or on the Internet as described above, except that, if you vote by mail, the card that you use will be a voting instruction card rather than a proxy card.

How can I revoke a proxy or change my vote?

You have the right to revoke your proxy and change your vote at any time before the meeting by (1) notifying our Secretary in writing or (2) delivering a later-dated proxy card by

KENNAMETAL INC. 2016 Proxy Statement	| 3

GENERAL INFORMATION

telephone, on the Internet or by mail. If you are a shareowner of record, you may also revoke your proxy by voting in person at the Annual Meeting.

Who are “Named Proxies” and how will they vote my shares?

Our Board of Directors selected the persons named on the Notice and proxy card (the “Named Proxies”) to act as proxies for the Annual Meeting. If you specify a voting choice, the shares will be voted in accordance with that choice. If you vote your shares, but do not indicate your voting preferences, the Named Proxies will vote on your behalf for the election of the nominees for director listed below, for the ratification of the selection of the independent auditors, for the approval (on a non-binding advisory basis) of the compensation paid to our named executive officers, for the approval of the Kennametal Inc. Annual Incentive Plan and for the approval of the Kennametal Inc. 2016 Stock and Incentive Plan, as disclosed in this Proxy Statement.

How will the advisory vote related to executive compensation be treated?

Although the advisory vote to approve the compensation paid to our named executive officers is non-binding, our Board of Directors will review the results of this vote and, consistent with our strong record of shareowner engagement, will take the results of the votes into account in making future determinations concerning executive compensation.

What does it mean if I receive more than one Notice, proxy card or voting instruction?

It means that you hold shares in more than one account. To ensure that all of your shares are voted, please vote as instructed in each Notice or sign and return each proxy card (if you have requested and received paper copies of this Proxy Statement and a proxy card). If you vote by telephone or on the Internet, you will need to vote once for each Notice, proxy card or voting instruction card you receive.

Who tabulates the votes?

The votes are tabulated by Computershare, which acts as an independent inspector of election.

What should I do if I want to attend the Annual Meeting?

If you plan to attend the Annual Meeting, you must present valid picture identification, such as a driver’s license or passport. If you hold your shares in a brokerage account, you must also bring a copy of a brokerage statement reflecting stock ownership as of the Record Date to be admitted to the Annual Meeting. Please do not bring cameras, recording equipment, electronic devices, large bags, briefcases or packages with you. You will be asked to check in with our security personnel and none of these items will be permitted in the Annual Meeting.

In addition to the identification and brokerage statement, (i) if you plan to attend the Annual Meeting as a proxy for a registered shareholder, you must also present a written legal proxy to you signed by the registered shareholder or (ii) if you plan to attend the Annual Meeting as a proxy for a street name shareholder, you must present a written legal proxy from a broker or bank that is assignable and signed by the street name holder with an indication by the street name holder that you are the person authorized to seek admission.

If you have questions about directions, admittance or parking, you may call 724-539-5000.

Can I view the Proxy Statement and 2016 Annual Report electronically?

Yes. Copies of this Proxy Statement and our 2016 Annual Report to Shareowners (the “2016 Annual Report”) are available free of charge for electronic (online) access and viewing at www.envisionreports.com/KMT.

You may also view the Proxy Statement and 2016 Annual Report free of charge on our website at www.kennametal.com in the “Investor Relations” section under the “SEC Filings” tab.

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What is “householding”?

We have adopted “householding,” a procedure under which shareowners of record who have the same address and last name and do not receive proxy materials electronically will receive only one copy of our Annual Report and Proxy Statement unless one or more of these shareowners notifies us that they wish to continue receiving individual copies. This procedure saves printing and postage costs by reducing duplicative mailings. Shareowners who participate in householding will continue to receive separate proxy cards. Householding will not affect dividend check mailings. Beneficial shareowners can request information about householding from their banks, brokers or other holders of record.

What if I want to receive a copy of the Annual Report and Proxy Statement?

You may request a Proxy Statement or Annual Report via our website, www.kennametal.com, under “About Us,” “Investor Relations.” If you prefer, you may call our Secretary at 412-248-8309 or write to Kennametal Inc., Attention: Vice President, Secretary, and General Counsel, 600 Grant Street, Suite 5100, Pittsburgh, Pennsylvania 15219:

•	If you participate in householding and wish to receive a separate copy of the 2016 Annual Report and Proxy Statement, or

•	If you do not participate in householding, but would like a print copy of either the 2016 Annual Report or Proxy Statement, or

•	If you wish to receive separate copies of future annual reports and proxy statements.

We will deliver the requested documents to you promptly upon your request at no charge.

How can I contact the Company, the Board of Directors, the Chairman of the Board or any of the Independent Directors?

The address of our principal executive offices is 600 Grant Street, Suite 5100, Pittsburgh, Pennsylvania 15219.

You can send written communications to any of our Board members, addressed to:

Kennametal Inc.

c/o Michelle R. Keating

Vice President, Secretary and

Interim General Counsel

600 Grant Street, Suite 5100

Pittsburgh, Pennsylvania 15219

We will forward any communication we receive to the relevant director(s), except for advertisements, solicitations or other matters unrelated to the Company.

What are the procedures for submitting a shareowner proposal or nomination for the 2017 annual meeting?

We expect to hold our 2017 annual meeting in October 2017. If a shareowner wishes to have a proposal considered for inclusion in next year’s proxy statement, such shareowner must submit the proposal in writing so that we receive it by May 20, 2017. Proposals should be addressed to our Vice President, Secretary and General Counsel at Kennametal Inc., 600 Grant Street, Suite 5100, Pittsburgh, Pennsylvania 15219. Proposals must comply with Rule 14a-8 of Regulation 14A of the proxy rules and must contain certain information specified in the Company’s By-Laws.

In addition, our By-Laws provide that any shareowner wishing to propose any other business at the 2017 annual meeting must give the Company written notice no earlier than May 1, 2017 and no later than June 30, 2017. That notice must provide certain other information as described in the By-Laws.

Shareowner nominations for directors to be elected at the 2017 annual meeting must be submitted to the Vice President, Secretary and General Counsel in writing no earlier than May 1, 2017 and no later than June 30, 2017. The By-Laws contain certain requirements for the information that must be provided in any shareowner nomination, including information about the nominee and the nominating shareowner. Please see “Committee Functions — Nominating/Corporate Governance Committee” under the “Board of Directors and

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GENERAL INFORMATION

Board Committees” section of this Proxy Statement for additional information regarding shareowner nominations to be considered by the Nominating/Corporate Governance Committee.

Any shareowner may obtain a copy of the By-Laws or any of our corporate governance materials by submitting a written request to the Vice President, Secretary and General Counsel at Kennametal Inc., 600 Grant Street, Suite 5100, Pittsburgh, Pennsylvania 15219.

Who pays for the solicitation of proxies?

Kennametal pays all costs related to the Company’s solicitation of proxies. We may solicit proxies by mail, or our directors, officers or employees may solicit proxies personally, by telephone, facsimile or the Internet. We have retained the services of Morrow & Co., LLC, 470 West Avenue, Stamford, CT 06902, to

assist in soliciting proxies from brokerage houses, custodians, nominees, other fiduciaries and other shareowners of the Company. We will pay all fees and expenses of Morrow & Co., LLC in connection with the solicitation; we do not expect those fees and expenses to exceed $10,000. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for sending proxy materials to shareowners and obtaining their votes.

What is the Company’s Fiscal Year?

Kennametal’s fiscal year begins each year on July 1 and ends on the following June 30. Any reference to a “year” in this Proxy Statement is to a fiscal year. For example, references to “2016,” “fiscal year 2016,” or “Fiscal 2016” mean the fiscal year beginning July 1, 2015 and ending June 30, 2016.

6 |	KENNAMETAL INC. 2016 Proxy Statement

PROPOSAL I. ELECTION OF DIRECTORS

Proposal I. Election of Directors

Kennametal seeks directors with strong reputations and experience in areas relevant to the strategy and operations of our businesses, particularly industries and growth segments that we serve, as well as key geographic markets where we operate.

At its meeting on July 26, 2016, our Board of Directors unanimously agreed to amend the Kennametal Inc. By-Laws to remove the classification of directors into the three classes. The directors elected prior to this Annual Meeting shall serve as a member of the class of directors to which that director was so elected for the term so elected. Each person elected as a director of the Corporation at or after this Annual Meeting, whether elected to succeed a person whose term of office as a director has expired (including the expiration of such person’s term) or to fill any vacancy, shall be elected for a term expiring at the next annual meeting of shareowners. From the date of the 2018 annual meeting of the shareowners, and thereafter, the Board of Directors shall no longer be classified with respect to the time for which they hold office.

Our Board of Directors has nominated four of our current directors, Cindy L. Davis, William J. Harvey, William M. Lambert, and Sagar A. Patel for re-election to serve as directors of the Third Class with a term that will expire in 2017. Each of the nominees for election as a director at the

Annual Meeting and each of the Company’s current directors holds or has held senior executive positions in large, complex organizations and has operating experience that meets our objectives, as described below. In these positions, they have also gained experience in core management skills, such as strategic and financial planning, public company financial reporting, corporate governance, risk management and leadership development. Included in each Director nominee’s biography below is an assessment of the specific qualifications, attributes, skills and experience of such nominee based on the qualifications described above.

We have no reason to believe that any of the nominees will be unable or unwilling to serve if elected. However, if any nominee should become unable for any reason or unwilling for good cause to serve, proxies may be voted for another person nominated as a substitute by the Board.

The Board believes that the combination of the various qualifications, skills and experiences of the Director nominees would contribute to an effective and well-functioning Board and that, individually and as a whole, the Director nominees possess the necessary qualifications to provide effective oversight of the business and quality advice and counsel to the Company’s management.

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PROPOSAL I. ELECTION OF DIRECTORS

The following table highlights each director’s specific skills, knowledge and experience. A particular director may possess additional skills, knowledge or experience even though they are not indicated below.

Director Skills and Experience Matrix

SKILLS / EXPERIENCE
Current or recent executive experience	X	X	X	X	X	X	X	X	X
Public company finance		X			X	X		X
Capital intensive industry	X	X	X	X		X	X	X	X
Public company executive compensation		X	X		X	X	X	X	X
Legal — Litigation				X	X
Legal — Transactions	X		X	X	X	X		X	X
Diversity	X	X	X	X	X	X	X	X	X
Government / Military		X	X	X	X		X
Technology / Engineering	X	X	X		X	X	X		X
Sales & Marketing	X	X	X	X	X	X	X	X	X
Strategic Planning	X	X	X	X	X	X	X	X	X
International	X	X	X	X	X	X	X	X	X
Environmental / Health / Safety		X	X		X	X	X	X
Prior Public Company Board Experience	X	X		X	X	X			X

8 |	KENNAMETAL INC. 2016 Proxy Statement

PROPOSAL I. ELECTION OF DIRECTORS

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION

OF EACH OF THE NOMINEES.

We have provided additional information about each nominee and each director whose term of office will continue after the Annual Meeting below, including the specific characteristics and traits that we believe qualify these individuals to serve as directors of our Company.

Nominees for Directors of the Third Class With a Term to Expire in 2017

CINDY L. DAVIS	Age: 54	Director since 2012

Ms. Davis is a member of the Board of Directors of Buffalo Wild Wings, a position she has held since November 2014. Ms. Davis retired from her position as the Vice President, Nike, Inc., and President, Nike Golf (a global leading innovator in athletic footwear, apparel, equipment and accessories) in January, 2015, a position she held since 2008. Ms. Davis joined Nike, Inc. in 2005 as General Manager, Nike Golf USA after holding a variety of marketing and executive positions for companies such as the Arnold Palmer Golf Company and The Golf Channel. Ms. Davis earned an MBA in marketing and finance at the University of Maryland, and a bachelor of arts in economics at Furman University in Greenville, South Carolina.

Qualifications: Ms. Davis’ winning track record of driving innovation and profitable growth, globally, positions her as an excellent fit to our Board of Directors.

WILLIAM J. HARVEY	Age: 65	Director since 2011

Mr. Harvey is the retired President — DuPont Packaging & Industrial Polymers (a multi-billion dollar global business unit of E.I. DuPont de Nemours & Company), having served in that position from 2009 through 2015. Mr. Harvey joined DuPont in 1977. After leaving DuPont in 1992 to become General Manager of the Peroxygen Chemical Division of FMC Corporation, Mr. Harvey rejoined DuPont in 1996 and was appointed Global Business Director for DuPont Packaging & Industrial Polymers. Since that time Mr. Harvey has held various management-level positions with DuPont including Vice President and General Manager of the DuPont Advanced Fiber businesses — Kevlar and Nomex Fibers, Vice President — DuPont Corporate Operations and Vice President — DuPont Corporate Plans. Mr. Harvey holds a bachelor’s degree in economics from Virginia Commonwealth University and a master’s degree from the University of Virginia Darden Graduate School of Business.

Qualifications: Mr. Harvey brings to the Board keen strategic insight and commercial expertise. His wealth of global experience and business acumen make an excellent contribution to our Board.

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PROPOSAL I. ELECTION OF DIRECTORS

WILLIAM M. LAMBERT	Age: 58	Director since 2016

Mr. Lambert is Chairman, President and Chief Executive Officer of MSA Safety, Inc. (“MSA”). Mr. Lambert has held the Chairman position of MSA since May 2015 and the President and Chief Executive Officer position since 2008, and has been a member of the board of directors of MSA since 2007. Mr. Lambert joined MSA in 1981 as a design engineer and over the years has served the company in a variety of capacities. Mr. Lambert holds a Bachelor’s degree in mechanical engineering from Penn State University and a Master’s degree in industrial administration from Carnegie Mellon University.

Qualifications: Mr. Lambert has extensive experience leading a global manufacturing company and he brings to the board extensive experience in business strategy, product development, marketing and finance.

SAGAR A. PATEL	Age: 50	Director since 2016

Mr. Patel is the President of Aircraft Turbine Systems of Woodward, Inc., a position he has held since June 2011. Before joining Woodward, Mr. Patel worked at General Electric, where he last served as President, Mechanical Systems, GE Aviation in Cincinnati, Ohio. At GE’s Aviation and Transportation businesses, Mr. Patel held roles with increasing responsibilities in engineering, operations, services and P&L management. Earlier in his career, he also worked in a utility company in India for three years. Mr. Patel serves as Chairman of the Rockford Area Economic Development Council (RAEDC) in Rockford, Illinois, in addition to serving on the Illinois Governor’s Innovation Advisory Council. Mr. Patel holds a master’s degree in Electrical Engineering from the University of Pittsburgh and a bachelor’s degree in Controls and Instrumentation Engineering from Gujarat University in India.

Qualifications: Mr. Patel has more than 25 years’ experience in the aerospace, transportation and energy industries, bringing to our Board extensive experience in product and advanced manufacturing innovation, global operations and strategic growth areas.

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PROPOSAL I. ELECTION OF DIRECTORS

Directors of the First Class With a Term to Expire in 2017

PHILIP A. DUR	Age: 72	Director since 2006

Mr. Dur is the retired Corporate Vice President and President, Ship Systems Sector of Northrop Grumman Corporation (a global defense company), having served in those positions from October 2001 to December 2005. Prior to that, he was the Vice President of Program Operations at the Electronic Sensors and Systems Sector for Northrop Grumman. Mr. Dur joined Northrop Grumman in 1999 following five years with Tenneco, Inc. (a global manufacturer of products for the automobile industry), where he held a number of strategic and executive positions, with the latest being Vice President, Worldwide Business Development and Strategy. Mr. Dur also had a long and distinguished career in the U.S. Navy, ultimately rising to the rank of Rear Admiral. He is a Director of TechPrecision Corporation (a provider of specialty and large-scale metallic fabrication, machining and assembly). Mr. Dur was recently appointed a Trustee of Florida Polytechnic University by the Governor of Florida. Mr. Dur holds a bachelor’s and master’s degree from the University of Notre Dame and a master’s degree and doctorate from Harvard University.

Qualifications: Mr. Dur brings to our Board extensive executive experience in operations and keen strategic insight into the transportation industry and future business opportunities for our Company. He also brings valuable perspective from his service on the board of Tech Precision Corporation, a public company. Mr. Dur currently serves as the Chair of our Nominating/Corporate Governance Committee.

TIMOTHY R. MCLEVISH	Age: 61	Director since 2004

Mr. McLevish serves as the Executive Chairman of Lamb Weston, previously a ConAgra Foods business, a position he has held since July 2016. Mr. McLevish also serves as a consultant to Walgreens Boots Alliance, Inc., formerly Walgreens Co. (the nation’s largest drugstore chain). In this capacity, Mr. McLevish provides advice and counsel to the Chief Executive Officer of Walgreens Boots Alliance, Inc. on matters relating to strategy, business development and M&A. Prior to this role, Mr. McLevish served as Executive Vice President and Chief Financial Officer, Walgreens Co., from August 2014 to February 2015. From October 2007 to April 2014, Mr. McLevish held various positions within Kraft Foods Group and Kraft Foods Inc. (a food and beverage company) including Executive Vice President and Chief Financial Officer and Executive Vice President within Kraft Foods Group; and, the positions of Executive Vice President and Chief Financial Officer within Kraft Foods Inc. Before joining Kraft Foods, Mr. McLevish was the Senior Vice President and Chief Financial Officer of Ingersoll-Rand Company Limited (a diversified industrial company) from May 2002 to August 2007. Prior to that, he held a series of finance, administration and leadership roles for Mead Corporation (a forest products company), which he joined in 1987. His final role with Mead was Vice President and Chief Financial Officer, a position he held from December 1999 through March 2002. Mr. McLevish holds a bachelor’s degree in accounting from the University of Minnesota and a master in business administration from Harvard Business School. In addition, he is a certified public accountant.

Qualifications: With his experience as a Chief Financial Officer and as a senior finance leader for multiple public companies that operate in diverse global industries, Mr. McLevish brings deep knowledge of financial reporting, internal controls and procedures and risk management to our Board. His extensive experience in public company finance and knowledge of the financial and capital markets enables him to provide insight and guidance to our Board in these areas. He has been designated by our Board as an “audit committee financial expert” and currently serves as the Chair of our Audit Committee.

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PROPOSAL I. ELECTION OF DIRECTORS

STEVEN H. WUNNING	Age: 65	Director since 2005

Mr. Wunning is the retired Group President and Executive Office member of Caterpillar Inc. (a global manufacturer of construction, mining, and industrial equipment), having served in those positions from January 2004 to January 2015. In that capacity, he had administrative responsibility for the Resource Industries Group, which included its Advanced Components & Systems Division, Integrated Manufacturing Operations Division, Mining Products Division, Mining Sales & Marketing Division, and Product Development & Global Technology Division. Mr. Wunning joined Caterpillar in 1973, and has held numerous positions there with increasing responsibility, including Vice President and then President of Cat Logistics, Corporate Vice President of the Logistics & Product Services Division, and Corporate Vice President of Cat Logistics. He has a bachelor’s degree from the University of Missouri Rolla — now Missouri University of Science and Technology — and an Executive MBA from the University of Illinois.

Qualifications: Mr. Wunning brings to our Board his extensive operational and management experience in the areas of quality, manufacturing, product support and logistics for a complex, global organization. He has a deep understanding of the challenges of managing a global manufacturing organization and is able to provide valuable insight and perspective with respect to operations, supply chain logistics and customer relations. Mr. Wunning currently serves as the Chair of our Compensation Committee.

Directors of the Second Class With a Term to Expire in 2018

RONALD M. DE FEO	Age: 64	Director since 2001

Mr. De Feo is the President and Chief Executive Officer and a member of the Board of Directors of Kennametal Inc., positions he has held since February 2016 and November 2001, respectively. Previously, Mr. De Feo served as the Chairman of the Board and Chief Executive Officer of Terex Corporation (a global manufacturer of machinery and industrial products), having served in those positions from March 1998 and March 1995, respectively through December 31, 2015. From October 1993 through December 2006, Mr. De Feo was also the President and Chief Operating Officer of Terex. He joined Terex in 1992 as the President of the Heavy Equipment Group and later assumed responsibility for Terex’s former Clark Material Handling Company subsidiary. Before joining Terex, Mr. De Feo was a Senior Vice President of J.I. Case Company, the former Tenneco farm and construction equipment division and also served as a Managing Director of Case Construction Equipment throughout Europe. While at J.I. Case Company, Mr. De Feo was also a Vice President of North American Construction Equipment Sales and General Manager of Retail Operations. Mr. De Feo serves as a Trustee for Iona College and also serves on the Board of the Association of Equipment Manufacture and as Chairman of Bridgeport Hospital Foundation, a term which ends in 2016. Mr. De Feo holds a bachelor’s of arts degree in Economics and Philosophy from Iona College.

Qualifications: Mr. De Feo has extensive experience in leading and managing manufacturing companies that operate globally, such as ours. As the Chairman and Chief Executive Officer of a U.S.-based, public, industrial company, Mr. De Feo brings strong leadership skills and deep knowledge of the manufacturing industry to the Board, as well as valuable perspective from serving on the Board of Terex Corporation.

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PROPOSAL I. ELECTION OF DIRECTORS

LAWRENCE W. STRANGHOENER	Age: 62	Director since 2003

Mr. Stranghoener serves as Chairman of the Board for Kennametal Inc., and he has been serving in that capacity since October 2015. He is the retired Executive Vice President, Strategy and Business Development of the Mosaic Company (a crop nutrition company), a position he held from August 30, 2014 until his retirement in January 2015. Mr. Stranghoener previously served as Interim Chief Executive Officer of that company from June 1, 2014 through August 30, 2014, and prior to that served as the company’s Executive Vice President and Chief Financial Officer, a position he held from September 2004 until June 2014. Before joining Mosaic, Mr. Stranghoener was the Executive Vice President and Chief Financial Officer of Thrivent Financial (a Fortune 500 financial services company) from 2001 to 2004. Prior to that, Mr. Stranghoener spent 17 years at Honeywell Inc. where he served in a variety of positions in the U.S. and in Europe, including three years as Chief Financial Officer until Honeywell merged with Allied Signal Inc. in 1999. Mr. Stranghoener started his career as an Investment Analyst at Dain Rauscher. Mr. Stranghoener serves on the board of directors of Aleris International, where he chairs the audit committee, and he also serves on the board of trustees for Goldman Sachs Closed End Funds and Exchange Traded Funds. He holds a bachelor of arts degree from St. Olaf College and a master of business administration degree from Northwestern University.

Qualifications: Mr. Stranghoener has extensive experience as a Chief Financial Officer for a variety of organizations. He brings strong leadership skills and a deep understanding of financial reporting and risk management to our Board. His knowledge of the financial and capital markets enables him to provide guidance and valuable insight to our Board and management on these matters. In his capacity as Chairman of the Board, he serves as the independent liaison between our management, our shareowners and the Board. He works closely with our President and Chief Executive Officer on matters affecting the company, our business, the Board and all of our shareholders.

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ETHICS AND CORPORATE GOVERNANCE

Ethics and Corporate Governance

Code of Business Ethics and Conduct

All of our directors, officers and employees, including our Chief Executive Officer, Chief Financial Officer and Corporate Controller, must strictly adhere to our Code of Business Ethics and Conduct (sometimes referred to as the “Code”).

The Code of Business Ethics and Conduct is designed to:

•	proactively promote ethical behavior;

•	protect our valued reputation and the reputations of our directors, officers and employees;

•	assist all employees to act as good corporate citizens around the world; and

•	continue to demonstrate that we, and the individuals we employ, can be successful while maintaining the values which have served us well over the years.

We view violations of the Code very seriously. Personal consequences for violations can be severe and can include termination and/or legal action. Directors, officers and employees who know of or suspect a violation of the Code must report the matter to us promptly. Any of these individuals can report a concern or potential violation of the Code:

•

by approaching or telephoning such person’s immediate supervisor or manager, another supervisor or manager, such person’s local Human Resource professional, the Office of the General Counsel or the Office of Ethics & Compliance;

•	in writing directed to the Vice President, Secretary and General Counsel, Kennametal Inc., 600 Grant Street, Suite 5100, Pittsburgh, Pennsylvania 15219 or by email: k-corp.ethics@kennametal.com;

•	by calling the Office of Ethics & Compliance at 412-248-8275;

•	by calling the Company’s toll-free HELPLINE (1-877-781-7319). The
HELPLINE is accessible twenty-four (24) hours a day. Concerned persons can utilize the HELPLINE on a confidential and anonymous basis; or

•	by accessing the Company’s web-based HELPLINE portal located on our website at www.kennametal.com on the “Ethics and Compliance” page which is accessible under the “About Us” tab.

The Code of Business Ethics and Conduct is posted on our website at www.kennametal.com on the “Ethics and Compliance” page, which is accessible under the “About Us” tab. We will disclose any future amendments to the Code that relate to our directors or executive officers on our website, as well as any waivers of the Code that relate to directors and executive officers.

Corporate Governance

Our Board of Directors adopted the Kennametal Inc. Corporate Governance Guidelines (the “Guidelines”) to assist the Board in the exercise of its duties and responsibilities and to serve the best interests of the Company. The Guidelines reflect the Board’s commitment to monitor the effectiveness of policy and decision-making both at the Board and management level.

A complete copy of the Guidelines is available on our website at www.kennametal.com on the “Corporate Governance” page, which is accessible under the “Investor Relations” page under the “About Us” tab. Any changes to the Guidelines in the future will also be posted on our website. Following is a summary that provides highlights of our Guidelines and many related corporate governance matters:

Selection of New Director Candidates and Criteria for Board Membership

•

Kennametal believes that the Board as a whole should encompass a range of talent, skill, diversity and expertise that enable it to provide sound guidance with respect to our operations and interests. Board nominees are identified, screened

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ETHICS AND CORPORATE GOVERNANCE

and recommended by the Nominating/Corporate Governance Committee and approved by the full Board. The Nominating/Corporate Governance Committee evaluates and ultimately selects director nominees on the basis of a number of criteria, including independence, integrity, diversity, business and industry experience, areas of expertise, ability to exercise sound judgment in areas relevant to our businesses, and willingness to commit sufficient time to the Board. In addition to considering a candidate’s background and accomplishments, candidates are reviewed in the context of the current composition of the Board and the evolving needs of our businesses.

•

The Nominating/Corporate Governance Committee strives to nominate directors with a variety of complementary skills so that, as a group, the Board will possess the appropriate talent, skills and expertise to oversee the Company’s businesses.

•

Although the Nominating/Corporate Governance Committee does not have a formal policy with respect to consideration of diversity in identifying director candidates, as noted above, diversity is one of the many important factors considered in any evaluation of a director or director nominee. The Nominating/Corporate Governance Committee believes the term “diversity” encompasses a broad array of personal characteristics, including traditional concepts such as age, gender, race and ethnic background. Equally important to any evaluation of diversity, however, are characteristics such as geographic origin and exposure, skills and training, education, viewpoint, industry exposure and professional experience. The Nominating/Corporate Governance Committee recognizes that diversity of all types can bring distinctive skills, perspectives and experiences to the Board.

•	The Nominating/Corporate Governance Committee will consider any director candidate nominated by a shareowner in accordance with our By-Laws and applicable law. For further information on shareowner nominating procedures, please refer to the response to the question “What are the procedures for submitting a shareowner proposal or nomination for the 2017 annual meeting?” under the “General Information” section of this Proxy Statement.

•	All Board members are expected to ensure that other existing and planned future commitments do not materially interfere with their service as a director of the Company.

Board Composition and Independence

•

A majority of Board members must qualify as independent directors under the listing standards of the New York Stock Exchange (“NYSE”), the rules and regulations of the Securities and Exchange Commission (the “SEC”) and the requirements of any other applicable regulatory authority. Currently, Mr. De Feo, our President and CEO, is the only director on our Board who is not independent.

•

Only those directors who the Board affirmatively determines have no material relationship with the Company, either directly or indirectly, will be considered independent directors. The Board’s determination is based on the requirements for independence set forth under the listing standards of the NYSE and those of any other applicable regulatory authority and also on additional qualifications set forth in the Guidelines regarding:

•	Indebtedness of the director, or his or her immediate family members or affiliates, to the Company;

•	Indebtedness of the Company to affiliates of the director; and

•	A director’s relationships with charitable organizations.

•	In June and July 2016, our management compiled and summarized our directors’ responses to a questionnaire asking them

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ETHICS AND CORPORATE GOVERNANCE

to disclose any relationships they (or any of their immediate family members or affiliates) have with the Company and any other potential conflicts of interest. Their responses, along with materials provided by management related to transactions, relationships or arrangements between the Company and the directors or parties related to the directors were presented to the Nominating/Corporate Governance Committee for its review and consideration. The Nominating/Corporate Governance Committee determined that none of our non-employee directors, all of whom are listed below, has had during the last three years (i) any of the relationships described above; or (ii) any other material relationship with the Company that would compromise his or her independence under the listing standards of the NYSE, the rules and regulations of the SEC and/or the requirements set forth in our Guidelines. The table below includes a description of the transactions, relationships or arrangements considered by the Nominating/Corporate Governance Committee in reaching its determination. The Nominating/Corporate Governance Committee presented its findings to the Board at its July 2016 meeting. Based upon the conclusions and recommendation of the Nominating/Corporate Governance Committee, the Board determined that all non-employee directors then considered are independent, and that all of the members of the Audit, Compensation and Nominating/Corporate Governance Committees also meet the independence tests referenced above.

Name	Independent	Transactions/Relationships/Arrangements Considered
Cindy L. Davis	Yes	None
Ronald M. De Feo	No	President and Chief Executive Officer of the Company
Philip A. Dur	Yes	None
William J. Harvey	Yes	Commercial relationships between E.I. DuPont de Nemours & Company and its subsidiaries and Kennametal Inc. (Kennametal as supplier) — immaterial
William M. Lambert	Yes	None
Timothy R. McLevish	Yes	None
William R. Newlin(1)	Yes	None
Sagar A. Patel(2)	Yes	Commercial relationships between Woodward, Inc. and its subsidiaries and Kennametal Inc. (Kennametal as a supplier) — immaterial
Lawrence W. Stranghoener	Yes	None
Steven H. Wunning	Yes	Commercial relationships between Caterpillar Inc. and Kennametal Inc. (Kennametal as supplier) — immaterial

(1)	Mr. Newlin served as a Director and Chairman of the Board until October 2015.
(2)	Mr. Patel was elected to the Board on September 1, 2016.

Outside Board Membership

Management directors are required to seek and obtain the approval of the Board before accepting outside board memberships. Non-

management directors must advise the Chairman of the Board and the Chair of the Nominating/Corporate Governance Committee in advance of accepting an invitation to serve on another board. Sitting on another public

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ETHICS AND CORPORATE GOVERNANCE

company’s board should not create a conflict of interest or impair the director’s ability to provide sufficient time to carry out his or her duties as a director of the Company.

Retirement Age

Unless otherwise determined by the Nominating/Corporate Governance Committee due to special circumstances, no director may be nominated for re-election or re-appointment to the Board if he or she would be age seventy-three (73) or older at the time of election or appointment.

Conflicts of Interest

Directors must avoid any action, position or interest that conflicts with an interest of the Company, or gives the appearance of conflict. We solicit information annually from directors in order to monitor potential conflicts of interest. Any potential conflict of interest must be immediately reported to the Chairman of the Board, the Chair of the Nominating/Corporate Governance Committee and the Lead Director, if one has been designated, for evaluation. If a director has a personal interest in a matter before the Board, the director must disclose the interest to the Board, excuse himself or herself from participation in the matter and not vote on the matter.

Directors Orientation and Continuing Education

•	Each new director must participate in the Company’s orientation program, which should be conducted within two (2) months of the meeting at which the new director is elected.

•	Directors are encouraged to participate in continuing education programs, as appropriate, to maintain the skills necessary to perform their director duties and responsibilities.

Board Compensation

•

In accordance with our Stock Ownership Guidelines (which are applicable to our directors, executives and key managers), directors are required to hold meaningful equity ownership positions in the Company in order to further the direct correlation of directors’ and shareowners’

economic interests. Please see “Equity Ownership by Directors” under the “Board of Directors and Board Committees” section of this Proxy Statement for additional information regarding our Stock Ownership Guidelines, as they apply to our directors.

•

Directors who serve on the Audit Committee, Compensation Committee and/or Nominating/Corporate Governance Committee do not receive any compensation from us other than director fees (including fees paid for service on Board committees).

•	Directors who are employees (currently only our President and Chief Executive Officer, Mr. De Feo) do not receive additional cash compensation for service as a director.

Board Leadership Structure

Our By-Laws and Guidelines give the Board the flexibility to determine whether the roles of Chief Executive Officer and Board Chairman should be held by the same person or by two separate individuals. When the roles of Chairman and Chief Executive Officer are combined in one individual, the Board also has the ability to designate a Lead Director to provide additional leadership and guidance to the Board. Currently, the roles of Chief Executive Officer and Board Chairman are separate, which the Board has determined is currently the appropriate leadership structure.

Currently, our Board is led by Mr. Stranghoener, our Chairman of the Board, who has served in that capacity since October 2015.

As our Chairman of the Board, Mr. Stranghoener sets agendas and establishes Board priorities and procedures. He presides over executive sessions of the non-management directors and acts as the principal liaison between the non-management directors and the Chief Executive Officer. Our Guidelines contain a list of the various responsibilities with which Mr. Stranghoener, as Chairman of the Board, is tasked. In addition to the responsibilities described above, the Chairman of the Board also:

•	Consults with the Compensation Committee in connection with the annual

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ETHICS AND CORPORATE GOVERNANCE

evaluation of the Chief Executive Officer’s performance and, together with the Chair of the Compensation Committee, meets with the Chief Executive Officer to discuss that evaluation;

•	Provides feedback to the Chief Executive Officer with respect to the quality, quantity and timeliness of the flow of information from management to the non-management directors; and

•	Assists the Board and management in assuring implementation of and compliance with the Guidelines and our Code of Business Ethics and Conduct.

Selection of Agenda Items for Board Meetings

Agendas for Board meetings are established by the Chairman in consultation with the Board members and the Chief Executive Officer. Board members are also encouraged to raise, at any Board meeting, subjects that are not on the agenda for that meeting.

The Chair of each committee, taking into account recommendations of committee members and in consultation with appropriate members of management, establishes the agenda for each committee meeting.

Distribution of Board Materials

A preliminary agenda and presentation materials are distributed to Board and committee members in advance of each meeting, to the extent practicable.

Executive Sessions of the Board/Communications with Directors

•	Non-management directors meet privately in regularly scheduled executive sessions without the presence of any management. The Chairman presides over these executive sessions.

•	Any interested party that wishes to communicate with the Chairman, CEO, non-management directors or independent directors individually or as a group may do so by:

•	sending correspondence directed to our Vice President, Secretary and

Interim General Counsel, Ms. Michelle R. Keating, at the address set forth in the “General Information” section of this Proxy Statement in the response to the question “How can I contact the Company, the Board of Directors, the Lead Director or any of the Independent Directors?”

•	calling the Company’s toll-free HELPLINE (1-877-781-7319). The HELPLINE is accessible twenty-four (24) hours a day. Concerned persons can utilize the HELPLINE on a confidential and anonymous basis.

We will forward any communication we receive regarding our Company to the appropriate director or directors as soon as practicable, except for advertisements, solicitations or other matters unrelated to the Company.

Board Access to Management and Independent Advisors

•	Board members have complete access to management and the Company’s outside advisors.

•	The Board is authorized to retain, as it deems necessary and appropriate, independent advisors of its choice with respect to any issue relating to its activities.

Assessing the Performance of the Board

The Board’s performance is assessed annually to determine whether the Board and its committees are functioning effectively. The Nominating/Corporate Governance Committee oversees this assessment.

Board Committees

•	The Board has three standing committees: Audit, Compensation and Nominating/Corporate Governance.

•

Only independent directors serve on our committees. Directors serving on the Audit Committee and Compensation Committee must also meet the additional independence qualifications (and financial literacy qualifications for Audit Committee

18 |	KENNAMETAL INC. 2016 Proxy Statement

ETHICS AND CORPORATE GOVERNANCE

members), as required under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the listing standards of the NYSE and the rules and regulations of any other applicable regulatory authority.

•

Each committee has a written charter, which details its duties and responsibilities. The committee charters are posted on our website at www.kennametal.com on the “Corporate Governance” page, which is accessible under the “Investor Relations” tab.

•	Each committee is led by a Chair, who is appointed by the Board annually, based upon the recommendation of the Nominating/Corporate Governance Committee.

•

Minutes of each committee meeting are provided to each Board member to assure that the Board remains fully apprised of topics discussed and actions taken by each of the committees. The Chair of each committee also regularly reports to the Board at Board meetings on committee matters.

Board of Director Review and Approval of Related Person Transactions

•

The Board is responsible for the review, approval and monitoring of transactions involving the Company and “related persons” (generally directors and executive officers or their immediate family members or entities that they may be deemed to control, or shareowners owning five percent or greater of the Company’s outstanding stock). The Nominating/Corporate Governance Committee assists the Board with the evaluation and monitoring of any of these transactions.

•

The Board and/or the Nominating/Corporate Governance Committee must review any related person transaction that meets the minimum threshold for disclosure in the Proxy Statement under the relevant SEC rules (generally, transactions involving amounts exceeding $120,000 in which a related person has a direct or indirect material interest). The Board and/or the Nominating/Corporate Governance Committee is guided by the following parameters when considering any transaction with a related person:

•

Related person transactions must be approved by the Board or the Nominating/Corporate Governance Committee, who will approve the transaction only if they determine that it is in the best interests of the Company. In considering the transaction, the Board or the Nominating/Corporate Governance Committee will consider all relevant factors, including, as applicable: (a) the Company’s business rationale for entering into the transaction; (b) the alternatives to entering into a related person transaction; (c) whether the transaction is on terms comparable to those available to third parties, or in the case of employment relationships, to employees generally; (d) the potential for the transaction to lead to an actual or apparent conflict of interest and any safeguards that may be imposed to prevent such actual or apparent conflicts; (e) the overall fairness of the transaction to the Company; and (f) if a director is involved in the transaction, whether or not the approval of the transaction would impact his or her status as independent.

•

The Nominating/Corporate Governance Committee will periodically monitor any related person transaction to ensure that there are no changed circumstances that would render it advisable for the Company to adjust the terms of or terminate the transaction. The Nominating/Corporate Governance Committee will also periodically report at Board meetings on related person transaction matters to assure that the Board remains fully apprised of issues discussed and actions taken.

•	Procedures for review, approval and monitoring of related person transactions are set forth in our Guidelines and summarized below:

•	Management or the affected director or executive officer must bring the

KENNAMETAL INC. 2016 Proxy Statement	| 19

ETHICS AND CORPORATE GOVERNANCE

matter to the attention of the Chairman, the Lead Director, if any, the Chair of the Nominating/Corporate Governance Committee or the Vice President, Secretary and General Counsel.

•

The Chairman will determine whether the matter should be considered by the Board or by the Nominating/Corporate Governance Committee. If the Chairman is involved in the transaction and a Lead Director has been designated, then the Lead Director shall make the determination. If no Lead Director has been designated, the Chairman shall consult with the Chairs of the standing committees to determine whether the matter should be reviewed by the full Board or by the Nominating/Corporate Governance Committee.

•	If a director is involved in the transaction, he or she will be recused from all discussions and decisions about the transaction.

•	The transaction must be approved in advance whenever practicable and, if not practicable, must be ratified, amended or terminated as promptly as practicable after proper review.

Formal Evaluation of the Chief Executive Officer

•	The Compensation Committee, together with the Chairman of the Board and the rest of the non-management directors, annually evaluates the overall performance of the Chief Executive Officer.

•

The evaluation is based on objective criteria, including performance of the business, accomplishment of long-term strategic objectives and development of management. For additional information about the Compensation Committee’s evaluation of the Chief Executive Officer, as well as how the evaluation relates to compensation decisions, please see the discussion in the “Compensation Discussion and Analysis” section of this Proxy Statement.

Succession Planning

Each year, the Chief Executive Officer delivers a report on succession planning to the Board, which includes an assessment of senior officers and their potential to succeed the Chief Executive Officer and other senior management positions.

Review of the Guidelines and Code of Business Ethics and Conduct

The Nominating/Corporate Governance Committee annually reviews the Guidelines and the Code of Business Ethics and Conduct and recommends any changes to the Board.

The Board’s Oversight of Risk Management

The Board recognizes that companies face a variety of risks, including credit risk, liquidity risk, strategic risk and operational risk. The Board believes an effective risk management system will (1) timely identify the material risks that the Company faces; (2) communicate necessary information with respect to material risks to senior executives and, as appropriate, to the Board or relevant Board committee; (3) implement appropriate and responsive risk management strategies consistent with Company’s risk profile; and (4) integrate risk management into Company decision-making. The Board has designated the Audit Committee to take the lead in overseeing risk management. The Audit Committee makes periodic reports to the Board regarding briefings provided by management and advisors as well as the committee’s own analysis and conclusions regarding the adequacy of the Company’s risk management processes. The full Board receives an annual overview of the Company’s enterprise risk management processes, operations, material risks and uncertainties facing the Company, and the Company’s strategic and operational plans for addressing and mitigating those risks. In addition to the formal risk management program, the Board encourages and management promotes a corporate culture that incorporates risk management into the Company’s corporate strategy and day-to-day business operations. The Board also continually works, with the input of our management and executive officers, to assess and analyze the most likely areas of future risk for the Company.

20 |	KENNAMETAL INC. 2016 Proxy Statement

BOARD OF DIRECTORS AND BOARD COMMITTEES

Board of Directors and Board Committees

Meeting Information

The Board of Directors held eight meetings during 2016. Each director attended at least 75% of the total number of meetings of the Board and the committees on which he/she served (during the periods the director served on the Board and their respective committees). We expect our directors to attend our Annual

Meeting absent exceptional circumstances. All of the members of the Board of Directors attended the Annual Meeting in October 2016.

The table below shows committee membership and the number of meetings of the full Board and each committee in 2016.

	Board(1)	Audit	Compensation	Nominating/ Corporate Governance
Lawrence W. Stranghoener(2)	Chair
Cindy L. Davis	Member	Member		Member
Ronald M. De Feo(3)	Member
Philip A. Dur	Member		Member	Chair
William J. Harvey	Member		Member	Member
William M. Lambert	Member	Member		Member
Timothy R. McLevish	Member	Chair		Member
Sagar A. Patel(4)	Member
Steven H. Wunning	Member	Member	Chair
No. of Meetings in Fiscal Year 2016	8	8	6	5

(1)	Mr. Newlin retired as Chairman from our Board of Directors on October 27, 2015. He attended all Board Meetings during his Fiscal 2016 tenure on the Board. Mr. Nolan, our prior President and Chief Executive Officer left the Company on February 3, 2016 and attended all Board Meetings (except those that were held solely for independent directors) during his Fiscal 2016 tenure on the Board. Mr. Patel did not join our Board until Fiscal 2017 and therefore, did not attend any Fiscal 2016 meetings.

(2)	Mr. Stranghoener became Chairman of the Board on October 27, 2015 at which time he no longer served as a committee member of any committee. Mr. Stranghoener attended all committee meetings for the Audit Committee as well as the Nominating/Corporate Governance Committee prior to his appointment as Chairman of the Board.

(3)	Mr. De Feo became President and CEO of the Company on February 4, 2016 at which time he no longer served as a committee member of any committee. Mr. De Feo attended all committee meetings for the Audit Committee and the Nominating/Corporate Governance Committee prior to his appointment President and CEO.

(4)	Mr. Patel was elected to the Board on September 1, 2016 and has not yet been appointed to any committees.

Board Committees

The Board has three standing committees: Audit, Compensation and Nominating/Corporate Governance. Each member of these committees is independent under the NYSE’s listing standards, SEC regulations and the standards set forth in our Guidelines, as discussed above.

Each committee has a written charter, which details its duties and responsibilities. The current committee charters are posted on our website at www.kennametal.com on the “Corporate Governance” page, which can be found under the “Investor Relations” tab.

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BOARD OF DIRECTORS AND BOARD COMMITTEES

Each committee performs an annual self-evaluation, using the roles and responsibilities outlined in its committee charter as a foundation for the review and evaluation. The Nominating/Corporate Governance Committee reviews and considers the results of each committee’s self-evaluation. The Chair of each committee also reports the results of the committee’s self-evaluation to the full Board.

Committee Functions

Audit Committee:    The Audit Committee assists the Board in overseeing the Company’s financial reporting process. You can find additional information about the functions of the Audit Committee under the “Audit Committee Report” section of this Proxy Statement. The Board has determined that all of the members of the Audit Committee are “financially literate,” and that Mr. McLevish qualifies as an “audit committee financial expert” as that term is defined by SEC regulations.

Compensation Committee:    The Compensation Committee’s functions include: recommending an overall compensation policy to the Board; having direct responsibility for matters relating to the compensation of our executive officers; overseeing the Company’s compensation policies and procedures and monitoring risks related to them; advising the Board regarding management succession; and administering our equity compensation plans, cash incentive plans and deferred compensation plans. The Compensation Committee has the authority under its charter to delegate any of its duties and responsibilities (or functions) to a subcommittee of the Compensation Committee consisting of one or more members, as appropriate. You can find additional information about the Compensation Committee’s functions and processes in the “Compensation Discussion and Analysis” section of this Proxy Statement.

Compensation Committee Interlocks and Insider Participation:    There are no Compensation Committee interlocks and no insider participation in compensation decisions that are required to be disclosed in this Proxy Statement. The names of the members of the Compensation Committee appear under the heading “Compensation Committee Report”, below.

Nominating/Corporate Governance Committee:    The Nominating/Corporate Governance Committee’s functions include: ensuring that the Board is properly constituted to meet its fiduciary responsibilities; identifying and recommending qualified candidates for membership to the Board; having direct responsibility for matters relating to the compensation of our directors; and recommending directors for committee membership. The committee also takes a leadership role in shaping the Company’s corporate governance.

The Nominating/Corporate Governance Committee will evaluate shareowner nominees on the same basis as all other nominees. Section 8 of our By-Laws describes the process by which shareowners may submit director nominations at an annual meeting or special meeting. Any shareowner of the Company who is entitled to vote at a meeting, who has complied with the notice procedures set forth in Section 8 may propose a director nomination. The procedures for a shareowner to nominate a director include, without limitation, the following requirements:

•

The shareowner must have given timely written notice in proper form, to the Secretary of the Company including, without limitation, the shareowner’s name and address. The deadlines for providing notice to the Company of a proposed director nomination for our next annual meeting are set forth in our By-Laws and summarized in the response to the question “What are the procedures for submitting a shareowner proposal or nomination for the 2017 annual meeting?” under the “General Information” section of this Proxy Statement.

•

The notice provided to the Secretary of the Company must set forth in reasonable detail information concerning the nominee and must include all information relating to a nominee that would be required to be disclosed in a Proxy Statement or other filings.

•	The notice provided to the Secretary of the Company must include a description of all arrangements or understandings between the shareowner making the

22 |	KENNAMETAL INC. 2016 Proxy Statement

BOARD OF DIRECTORS AND BOARD COMMITTEES

nomination and any other person or persons (naming such person or persons) pursuant to which the nomination is to be made by the shareowner.

•

The notice provided to the Secretary of the Company must include a representation that the shareowner making the nomination is a holder of record of stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to present the nomination.

•	The notice provided to the Secretary of the Company must include the consent of each nominee to serve as director of the Company if elected.

The foregoing summary of our shareowner director nomination procedures is not complete and is qualified in its entirety by reference to the full text of our By-Laws that has been publicly filed with the SEC and is available at www.sec.gov.

Board of Directors Compensation and Benefits

The Board has delegated primary responsibility for matters relating to compensation of our directors to the Nominating/Corporate Governance Committee. Because the Nominating/Corporate Governance Committee is also responsible for the recruitment of new directors and ensuring that the Board and committees are properly constituted, the Board believes that compensation matters relating to our directors should also reside with the Nominating/Corporate Governance Committee. The Nominating/Corporate Governance Committee recommends the overall compensation structure for directors to the Board for full review and approval.

Committee Review of Director Compensation

The Nominating/Corporate Governance Committee reviews director compensation on a regular basis. Historically, the committee responsible for director compensation matters has undertaken a comprehensive review of our director compensation program no less than once every two years. The Nominating/Corporate Governance Committee has the authority to retain outside advisors in connection with its review and analysis of director compensation matters. The Committee engaged an independent compensation consultant, Pay Governance, in January 2016 to prepare a report on the trends in director compensation to ensure that our program is competitive and appropriate given the Company’s objectives and market practices.

Equity Ownership by Directors

The Board believes that directors should hold meaningful equity ownership positions in the Company. Accordingly, a significant portion of overall director compensation is in the form of Company equity, as shown in the “Overview of Director Compensation” section below. Our Stock Ownership Guidelines require our directors to accumulate and maintain equity ownership in the Company having a value of no less than five times the annual retainer within five years of the date they become subject to the policy.

Overview of Director Compensation

We do not pay any additional cash compensation to management employees who serve as directors. In addition, no director who is employed by the Company may serve on any Board committee. Currently, Mr. De Feo, our President and Chief Executive Officer, is the only employee of the Company who serves as a director. The compensation paid to Mr. De Feo, in his capacity as our President and Chief Executive Officer, is included in the Summary Compensation Table and the related text and compensation tables. Our non-employee directors receive a combination of cash and equity compensation for their services as a director or committee member as described below.

KENNAMETAL INC. 2016 Proxy Statement	| 23

BOARD OF DIRECTORS AND BOARD COMMITTEES

Cash Compensation for Non-Employee Directors

In 2016, our non-employee directors were entitled to receive the following cash compensation:

Annual Cash Retainer
All Non-Employee Directors	$80,000
Additional Annual Cash Retainer
Non-Executive Chairman of the Board	$100,000
Audit Committee Chair	$15,000
Compensation Committee Chair	$10,000
Nominating/Corporate Governance Committee Chair	$8,000

Equity Compensation

Equity compensation for our non-employee directors consists of:

Annual Grant of Restricted Stock, Restricted Stock Units or Deferred Stock Credits	$40,000

Perquisites and Personal Benefits

All non-employee directors receive $50,000 of life insurance coverage, which is paid for by the Company. Directors do not receive tax reimbursements for income imputed to them for the premiums we pay for life insurance coverage. We reimburse directors for customary travel and related expenses for their attendance at Board and committee meetings, as well as continuing education programs, as appropriate.

Deferred Fee Plan

We have a Deferred Fee Plan for outside directors (the “Deferred Fee Plan”). On an annual basis, our non-employee directors may elect to defer payment of all or a portion of the cash fees they are entitled to receive from the Company for their services as a director and committee member all of which amounts will be credited as stock credits under the Directors Stock Incentive Plan (described below).

Directors Stock Incentive Plan

Under the Directors Stock Incentive Plan, any non-employee director may elect (i) to receive shares of the Company’s capital stock in lieu of all or any portion of cash compensation they are otherwise entitled to receive; or (ii) to have stock credits (representing an equivalent amount of the cash being deferred) credited to an account established by the Company for such participating director.

If a non-employee director elects to receive shares of the Company’s capital stock in lieu of all or any portion of the cash compensation otherwise payable to such director, the director will receive, on the date that the compensation otherwise would have been paid, the number of shares of capital stock of the Company that could have been purchased on that date based on the amount of cash compensation being deferred pursuant to the election and the fair market value of the Company’s capital stock on that date.

If a non-employee director makes a stock credit election, an account established for the non-employee director is credited with a number of stock credits equal to the number of shares of capital stock that could have been purchased with the amount of cash compensation being deferred based on the fair market value of the Company’s capital stock on the day that the compensation would have been paid to the non-employee director. Dividend equivalents are credited to the account of any director who has elected to receive stock credits in lieu of cash compensation. Dividend equivalents are calculated at the same rate as the current dividend; there is no preferential or above-market earnings potential for deferrals into stock credits. In the event of a change in control, issued and outstanding shares of capital stock equal to the aggregate number of stock credits in each non-employee director’s stock credit account would be contributed to a deferred compensation trust (a “Rabbi Trust”) established

24 |	KENNAMETAL INC. 2016 Proxy Statement

BOARD OF DIRECTORS AND BOARD COMMITTEES

by the Company and administered by an independent trustee. Generally, unless a director has selected a different payment option, as permitted under the plan, the director will receive upon his/her Separation from Service (as defined in the plan) that number of shares of the Company’s capital stock equal to the number of stock credits in such director’s account multiplied by the fair market value of the Company’s capital stock as of the date of the director’s Separation from Service.

Matching Gifts Program

Directors are eligible to participate in our Matching Gifts Program, which is also generally available to all U.S. employees. Under the program, the Kennametal Foundation will match gifts to qualified institutions on a dollar-for-dollar basis up to $5,000 per calendar year.

2016 Non-Employee Director Compensation

The following table shows the actual compensation we paid to our non-employee directors for service on the Board and applicable committees in 2016.

2016 Non-Employee Director Compensation(1)

Name	Fees Earned or Paid in Cash ($)(2)	Restricted Stock Unit Awards ($)(3)(4)	Stock Option Awards ($)(5)	All Other Compensation ($)(6)	Total($)
Cindy L. Davis	$68,033	$40,024	$50,610	$2,600	$161,267
Ronald M. De Feo	$33,360	$40,024	$50,610	$166	$124,160
Philip A. Dur	$74,000	$40,024	$50,610	$541	$165,175
William J. Harvey	$66,023	$40,024	$50,610	$1,777	$158,434
William M. Lambert	$21,167	$0	$64,820	$29	$86,016
Timothy R. McLevish	$83,000	$40,024	$50,610	$202	$173,836
William R. Newlin	$75,013	$40,024	$50,610	$332	$165,979
Lawrence W. Stranghoener	$123,760	$40,024	$50,610	$5,202	$219,596
Steven H. Wunning	$78,052	$40,024	$50,610	$202	$168,888

(1)	Mr. De Feo, was an independent member of the Board until February 4, 2016 and his related Fiscal 2016 compensation is reflected in the table above. Beginning on February 4, 2016, Mr. De Feo became our President and Chief Executive Officer and remained a (non-independent) member of the Board. Mr. De Feo’s compensation for serving as our President and Chief Executive Officer is reported in the Summary Compensation Table and other compensation tables set forth herein. Mr. De Feo does not receive any additional compensation for his service on our Board. The same applied to Mr. Nolan, our former President and Chief Executive Officer during his tenure in Fiscal 2016. Mr. Patel is not listed above, as he was not a non-employee director during Fiscal 2016.

(2)	Our directors may elect to receive these fees in cash, in shares of our capital stock, or in deferred stock credits.

(3)

On August 1, 2015, each non-employee director received a grant of restricted stock units with a grant date fair value of $40,024 (rounded to the nearest whole share) or deferred stock credits amounting to $40,024 (for those who elected to defer their restricted unit awards into deferred stock credits). Restricted stock units vest at a rate of one-third per year over a three-year period beginning on the first anniversary of the grant date. Deferred stock credits may not be paid until the third anniversary of the grant date. The aggregate number of equity awards held by each director as of June 30, 2016 is set forth below in the Supplemental Table to 2016 Non-Employee Director Compensation Table. The values set forth in this column are based on the aggregate grant date fair value of the awards computed in accordance with FASB ASC Topic 718 (excluding the effect of estimated forfeitures). Please refer to Note 17 to the financial statements included in Kennametal’s

KENNAMETAL INC. 2016 Proxy Statement	| 25

BOARD OF DIRECTORS AND BOARD COMMITTEES

2016 Annual Report for a discussion of additional assumptions used in calculating grant date fair value.

(4)	We pay dividend equivalents on unvested restricted stock units during the restriction period, but the dividends are not preferential. For those directors who elected to defer their restricted stock units into deferred stock credits, their accounts are credited quarterly with dividend equivalents, but again, these are not preferential.

(5)	On August 1, 2015, each non-employee director (other than Mr. Lambert) received a grant of 7,000 stock options with a grant date fair value of $50,610. These stock option awards vest 33% per year over a three-year period beginning on the first anniversary of the grant date. The exercise price for each award is determined by taking the closing price on the grant date as quoted on the New York Stock Exchange — Composite Transactions reporting. Mr. Lambert received an initial grant of 14,000 stock options on March 1, 2016. This award vests 33% per year over a three-year period beginning on the first anniversary of the grant date. The exercise price for this award is determined by taking the closing price on the grant date as quoted on the New York Stock Exchange —Composite Transactions reporting. The aggregate number of option awards held by each director as of June 30, 2016 is set forth below in the Supplemental Table to 2016 Non-Employee Director Compensation Table. The values set forth in this column are based on the aggregate grant date fair value of the awards computed in accordance with FASB ASC Topic 718 (excluding the effect of estimated forfeitures). Please refer to Note 17 to the financial statements included in Kennametal’s 2016 Annual Report for a discussion of additional assumptions used in calculating grant date fair value.

(6)	These amounts consist of premiums paid by the Company for life insurance. For Ms. Davis and Messrs. Harvey and Stranghoener, the amounts also include donations made by us on behalf of the directors to charitable organizations under the Matching Gifts Program described above.

Supplemental Table to 2016 Non-Employee Director Compensation Table

Name	Aggregate Stock Options Outstanding at Fiscal Year End	Aggregate Unvested Restricted Stock Units Outstanding at Fiscal Year End	Aggregate Deferred Unvested Restricted Stock Units Outstanding at Fiscal Year End(1)
Cindy L. Davis	35,000	2,192	—
Ronald M. De Feo	70,000	2,192	—
Philip A. Dur	56,000	2,192	—
William J. Harvey	49,000	2,192	—
William M. Lambert	14,000	—	—
Timothy R. McLevish	70,000	—	3,250
William R. Newlin	74,326	—	—
Lawrence W. Stranghoener	70,000	—	3,250
Steven H. Wunning	70,000	2,192	—

(1)	Represents restricted stock units that were electively deferred by the Board member into deferred stock credits subject to a minimum deferral period of three years from the date of the grant.

26 |	KENNAMETAL INC. 2016 Proxy Statement

AUDIT COMMITTEE REPORT

Audit Committee Report

Functions of the Audit Committee

The Audit Committee (“we” or the “committee”) assists the Board in its oversight of: the quality and integrity of the Company’s financial statements, internal controls and disclosures; the Company’s compliance with legal and regulatory requirements; the performance, qualifications and independence of the Company’s independent auditors; and the performance of the internal audit function. We have the sole authority to appoint, retain, terminate and replace the Company’s independent auditors, subject to shareowner ratification with respect to retention at the next regularly scheduled annual meeting of shareowners. We perform an annual self-assessment to evaluate the composition, activities and interactions of the committee and submit the results of the self-assessment to both the Nominating/Corporate Governance Committee and the Board.

Responsibilities

Management is responsible for the Company’s financial reporting process and system of internal controls and for the preparation and presentation of consolidated financial statements in accordance with accounting principles generally accepted in the United States (“GAAP”). The independent auditors are responsible for planning and carrying out an audit of the financial statements and internal control over financial reporting in accordance with standards established by the Public Company Accounting Oversight Board (“PCAOB”) and issuing a report on that audit. Our responsibility is to provide oversight to these processes. We do not certify the financial statements or guarantee the auditor’s report. To fulfill our oversight role, we rely (without independent verification) on the information provided to us, the representations made by management and the independent auditors and the report of the independent auditors.

Complaints

Anyone, including any Company employee, who has a complaint or concern regarding the

Company’s accounting, internal auditing controls or auditing matters may communicate that complaint or concern to the committee:

•	in writing directed to the Vice President, Secretary and General Counsel, Kennametal Inc., 600 Grant Street, Suite 5100, Pittsburgh, Pennsylvania 15219; or

•	by calling the Company’s toll-free HELPLINE (1-877-781-7319). The HELPLINE is accessible twenty-four (24) hours a day. Concerned persons can utilize the HELPLINE on a confidential and anonymous basis.

Monitoring Activities in 2016

We held eight (8) meetings in 2016. During these meetings, we discussed with management, the internal auditors and the Company’s independent auditors, PricewaterhouseCoopers LLP (“PwC”) (to the extent applicable), the quality and adequacy of the Company’s internal control over financial reporting, the internal audit function’s organization, responsibilities, budget and staffing and the results of internal audit examinations. We also reviewed with both PwC and the internal auditors their respective audit plans, audit scope and identification of audit risks, and met separately with PwC and with the internal auditors, without management present, to discuss the results of their examinations, their evaluations of the Company’s internal control over financial reporting and the overall quality of the Company’s financial reporting. We reviewed the interim financial information contained in each quarterly earnings announcement and each Form 10-Q filed with the SEC in 2016 and discussed this information with PwC and with the Company’s Chief Financial Officer and Corporate Controller prior to release. We also reviewed and discussed with both management and PwC the audited financial statements for the year ended June 30, 2016 prior to release.

The discussions with PwC included the matters required by GAAP, including those described in the Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1 AU Section 380),

KENNAMETAL INC. 2016 Proxy Statement	| 27

AUDIT COMMITTEE REPORT

as adopted by the PCAOB in Rule 3200T, related to communication with audit committees. We received from PwC written disclosures and the letter required by applicable requirements of the PCAOB regarding PwC’s communications with us concerning their independence, and discussed with PwC their independence.

Based on these reviews and these meetings, discussions and reports, we have recommended to the Board of Directors that the Company’s audited consolidated financial statements be included in the Annual Report on

Form 10-K for the fiscal year ended June 30, 2016 for filing with the SEC. We have retained PwC as the Company’s auditor for the fiscal year ending June 30, 2017, and are submitting that decision for shareowner ratification at the Annual Meeting as discussed below.

Audit Committee

Timothy R. McLevish, Chair

Cindy L. Davis

William M. Lambert

Steven H. Wunning

28 |	KENNAMETAL INC. 2016 Proxy Statement

PROPOSAL II. RATIFICATION OF PRICEWATERHOUSECOOPERS LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING JUNE 30, 2017

Proposal II. Ratification of
PricewaterhouseCoopers LLP as our
Independent Registered Public Accounting
Firm for the Fiscal Year Ending June 30, 2017

The Audit Committee has retained PwC as the Company’s independent registered public accountants for the fiscal year ending June 30, 2017. As a matter of good corporate practice, the Audit Committee is submitting its selection to our shareowners for ratification at the Annual Meeting. Unless otherwise directed by the shareowners, proxies will be voted in favor of the ratification of the selection of PwC as the Company’s independent public accountants for the fiscal year ending June 30, 2017. In the event that this selection is not ratified by the shareowners, the Audit Committee will consider this vote in determining its future selection of an auditor. Even if the selection is ratified, the Audit Committee in its discretion may change the appointment at any time during the year if it determines that a change would be in the best interests of the Company and its shareowners.

Representatives of PwC attended all meetings of the Audit Committee held during Fiscal 2016. The Audit Committee reviewed the non-audit services provided by PwC in 2016 and, based on that review, determined that the non-audit services provided by PwC were compatible with maintaining the independence of PwC.

Representatives of PwC will attend the Annual Meeting, and will have the opportunity to make a statement at the meeting if they wish. They also will be available to respond to appropriate questions from shareowners in accordance with the rules of the meeting.

Fees and Services

Fees for professional services (including expense) rendered by PwC to the Company and its subsidiaries in 2015 and 2016 were as follows (in millions):

	2015	2016
Audit Fees(1)	$4.4	3.8
Audit-Related Fees	—	—
Tax Fees(2)	0.3	0.4
All Other Fees	—	—
TOTAL	$4.7	4.2

(1)	These fees relate to services provided for the audit of the consolidated financial statements, subsidiary and statutory audits, and assistance with the review of documents filed with the SEC. Also included are fees for services related to the audit of the Company’s internal control over financial reporting.

(2)	These fees relate primarily to tax compliance services, tax planning advice and tax audit assistance.

Audit Committee Pre-Approval Policy

The Audit Committee annually adopts a policy for pre-approval of audit and non-audit services to be provided by the independent auditors. Under the policy, the Audit Committee pre-approves categories of services and fee caps for each category. The pre-approved services include: (i) audit services, such as statutory audits and internal control-related services, services associated with regulatory filings and consultations regarding disclosure treatment of certain transactions or events; (ii) audit-related services, such as due diligence and accounting consultations; (iii) tax services, such as tax compliance (domestic and

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PROPOSAL II. RATIFICATION OF PRICEWATERHOUSECOOPERS LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING JUNE 30, 2017

international) and tax planning and advice; and (iv) other permissible non-audit services that the Audit Committee believes will not impair the auditor’s independence. The Audit Committee must specifically pre-approve the terms of the annual audit services engagement. All other audit and permissible non-audit services not specifically covered by the policy, and any proposed services which materially exceed the pre-approved fee levels, require separate specific pre-approval by the Audit Committee. The Audit Committee has delegated pre-approval authority to its Chairman. The Chairman must report any specific pre-approval decisions to the Audit Committee at the next scheduled meeting for review and ratification. The policy requires the auditor to provide the Audit Committee with detailed supporting documentation regarding the specific services to be provided.

All audit and non-audit services provided by PwC in 2016 were pre-approved under this policy.

Vote Required

The ratification of the selection of PricewaterhouseCoopers, LLP as our independent registered public accountants for the fiscal year ending June 30, 2017 will be approved if the proposal receives the affirmative vote of at least a majority of the votes cast by shareowners present, in person or by proxy, at the meeting. Abstentions will not be counted as votes cast either for or against the proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE RATIFICATION OF THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING JUNE 30, 2017.

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EXECUTIVE COMPENSATION: COMPENSATION DISCUSSION AND ANALYSIS

Executive Compensation

Compensation Discussion and Analysis

The following is a discussion and analysis of our compensation programs as they apply to our Chief Executive Officer, Chief Financial Officer, the next three most highly compensated executive officers in Fiscal 2016, and our former Chief Executive Officer and our former Interim Chief Financial Officer (our “named executive officers” or our “NEOs”):

•	Ronald M. De Feo: President & Chief Executive Officer (“CEO”)

•	Jan Kees van Gaalen: Chief Financial Officer (“CFO”)

•	Judith L. Bacchus: Vice President and Chief Human Resources Officer and Corporate Relations Officer

•	Charles M. Byrnes: Vice President and President Industrial Business Segment

•	Peter A. Dragich: Vice President and President Infrastructure Business Segment

•	Martha Fusco: Chief Financial Officer (interim), Vice President Finance and Corporate Controller(1)

Former NEO (who left the Company during Fiscal 2016):

•	Donald A. Nolan: Former President & Chief Executive Officer

In this Compensation Discussion and Analysis (“CD&A”), we discuss our compensation policies and practices as they relate to our NEOs, compensation decisions made in Fiscal 2016 affecting our NEOs’ compensation, highlights of the Company’s financial performance for Fiscal 2016 and its effect on compensation paid to our NEOs in that year and recent changes we have made to our executive compensation program.

Fiscal 2016 Summary

The Company achieved the following performance in sales, profitability and returns for Fiscal 2016:

•	Sales of $2.1 billion for Fiscal 2016, compared with $2.6 billion in Fiscal 2015.

•

Reported (loss) earnings per diluted share (“EPS”) of ($2.83) (as adjusted to exclude loss on divestiture and related charges, U.S. deferred tax asset valuation allowance, asset impairment charges, restructuring and related charges and operations of divested businesses: $1.11) for Fiscal 2016 compared with reported (loss) EPS of ($4.71) (as adjusted to exclude asset impairment charges, restructuring and related charges and tax expense on cash redeployment and operations of divested businesses: $2.00) for Fiscal 2015.

•	Adjusted return on invested capital (“ROIC”) for Fiscal 2016 was 6.0% compared to ROIC of 7.2% in Fiscal 2015.

•	Free Operating Cash Flow (“FOCF”) was at $115 million for Fiscal 2016 compared to $267 million in Fiscal 2015.

Please see Appendix A to this Proxy Statement for a reconciliation of our Adjusted EPS, FOCF and Adjusted ROIC results to our results reported in accordance with GAAP.

Compensation Highlights for Fiscal 2016

The following are the highlights of our 2016 compensation program:

•	Our Compensation Committee has adopted a strong pay-for-performance

(1)	Ms. Fusco served as the interim Chief Financial Officer for the Company from July 1, 2015 through September 2, 2015, when the Board elected Jan Kees van Gaalen as its Chief Financial Officer.

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philosophy which is tested on an annual basis through a realizable pay-for-performance alignment assessment conducted by the Committee’s independent consultant.

•

Compensation is paid in a mix of base salary; annual cash-based incentives under our “Prime Bonus” plan; and equity-based long-term incentive awards (consisting of stock options, restricted stock units and performance stock units).

•	Compensation is tied mainly to Company financial and stock performance, so that a substantial portion of the compensation provided to our executive officers is at risk.

•

Payment of annual cash-based incentives under the Prime Bonus plan is based on achieving critical measures of Company performance, consistent with our pay-for-performance philosophy. Prime Bonus payments for Fiscal 2016 performance were based on achievement of three corporate performance metrics — FOCF, Sales Revenue and EPS.

•

Our equity-based long-term incentive program is intended to drive the achievement of critical long-term business objectives, align management’s interests with those of our shareowners and foster retention of key executives. In Fiscal 2016, 50% of the target value of each executive’s long-term incentive opportunity was granted as performance units, 30% was granted as stock options and 20% was granted as restricted units (all are settled in stock). This was similar to the prior year awards.

•

Vesting of performance units is based on the attainment of two financial performance goals — Adjusted ROIC (60% weight) and Relative Total Shareholder Return (“TSR”) (40% weight). Performance units are subject to an additional continuous service requirement, which provides that award recipients must remain employed by the Company through the payout date in order to receive the payout, generally three years after the grant date. Restricted units and stock options time vest based on continuous service with the Company.

•	Our Fiscal 2016 financial performance had the following effects on the performance-based awards held by our NEOs (1):

•

Component (1) of Ms. Bacchus and Messrs. De Feo, Byrnes, Dragich and van Gaalen 2016 Target Prime Bonus awards as well as 100% of the 2016 Target Prime Bonus award for Ms. Fusco were based on achievement of Kennametal FOCF, Sales Revenue and EPS. Based on the Company’s Fiscal 2016 performance results, Mr. De Feo was paid a cash incentive equal to 42.2% of his pro-rated targeted award; Ms. Bacchus and Mr. van Gaalen, were paid cash incentives equal to 33.8% of their targeted awards; Mr. Byrnes was paid a cash incentive equal to 47.2% of his targeted award; and Mr. Dragich a cash incentive equal to 51.9% of his targeted award. Ms. Fusco was paid a cash incentive equal to 43% of her targeted award.

•

Component (2) of Ms. Bacchus and Messrs. De Feo, Byrnes, Dragich and van Gaalen 2016 Target Prime Bonus awards were based on achievement of certain individual strategic performance goals as determined and approved by the Compensation Committee of the Board of Directors. Based on Mr. De Feo’s Fiscal 2016 individual performance results, he was paid a 2016 cash incentive of $350,000. Ms. Bacchus and Messrs. Byrnes, Dragich and van Gaalen did not receive anything for Component 2 as the established threshold EPS was not achieved.

(1)	Mr. Donald A. Nolan, our former President and Chief Executive Officer did not receive performance-based awards in Fiscal 2016.

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•

Performance stock units were forfeited for the first tranche (1/3) of the 2016 performance stock units, the second tranche (1/3) of the 2015 performance stock units, and the third tranche (1/3) of the 2014 performance stock units due to the Company failing to achieve the applicable threshold EPS, ROIC and Relative TSR performance goals set for Fiscal 2016.

Compensation for New Chief Executive Officer

Effective February 4, 2016, Mr. De Feo was elected to serve the Company as President and Chief Executive Officer following Mr. Nolan’s separation from service. At that time, the Board, based on a recommendation from the Compensation Committee, approved the following compensation for Mr. De Feo:

•	Annual base salary of $1,000,000.

•	Cash signing bonus of $200,000, to be repaid in full if Mr. De Feo voluntarily resigns or is terminated for cause from the Company on or before February 3, 2017.

•

Participation in the Company’s Prime Bonus Plan with a target bonus of 100% of annual base salary. Achievement of 2016 Prime Bonus to be measured based on achievement of the Company’s performance goals for 2016 (this portion will be pro-rated for the five months worked in fiscal 2016).

•

An individual cash performance award for fiscal 2016 with a maximum amount of up to $350,000 paid based on achievement of specified strategic performance goals established by the compensation committee (this portion will not be pro-rated for 2016).

•

Following the commencement of each fiscal year during the term of his employment, subject to Board approval, Mr. De Feo will be eligible to receive a long-term incentive grant consisting of one or more of the following:

Performance Stock Units (PSU’s), Stock Options and Restricted Stock Units (RSU’s).

•	Participation in all general employee benefit plans and programs as well as participation in the Company’s Executive Retirement Program.

•

Mr. De Feo also received a special long-term incentive grant on February 4, 2016 under Kennametal’s Stock and Incentive Plan of 2010 (as amended and restated on October 22, 2013 as further amendment January 27, 2015) (the “LTIP Plan”) consisting of 50% stock options and 50% restricted stock units, which will vest in three equal parts on each of the first three anniversary dates of the grant date. The number of stock options and restricted stock units granted were 128,716 and 29,347, respectively. These awards were granted pursuant to a nonstatutory stock option award agreement and a restricted stock unit award agreement.

Results of 2015 Shareowner Vote on NEO Compensation

Our shareowners overwhelmingly approved the compensation paid to our NEOs in Fiscal 2015, with over 95% of votes cast in favor of the advisory vote on executive compensation presented at our Annual Meeting held on October 27, 2015.

The Compensation Committee believes that this high level of support of the compensation paid in Fiscal 2015 illustrates our shareowners support of our pay-for-performance philosophy, which is designed to link the compensation paid to our NEOs to the Company’s financial performance and shareowner value. Accordingly, in determining the structure of the compensation of our NEOs for Fiscal 2016, the Compensation Committee decided to retain our general approach to executive compensation, with an emphasis on performance-based incentive compensation components that reward our executives when they deliver value to the Company and our shareowners.

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EXECUTIVE COMPENSATION: COMPENSATION DISCUSSION AND ANALYSIS

Summary of Compensation Actions for Fiscal 2017

At its July 2016 meeting, the Compensation Committee approved maintaining several of the changes it made in Fiscal 2016. The decision to maintain these changes was influenced by the Company’s current financial and shareowner performance, a desire to maintain strong pay-for-performance alignment, and market insights and advice provided by the Committee’s independent consultant. Key compensation decisions made for the Fiscal 2017 compensation program were as follows:

•	Changed the Prime Bonus corporate financial goals from (i) Sales Revenues, EPS and FOCF to (ii) EBIT and FOCF and renamed the Prime Plan, the Annual Incentive Plan (“AIP”).

•	Retained an individual performance component to each of the NEO’s Fiscal 2017 AIP weighted at 20%, with the financial measures weighted at 80%.

•

Removed Stock Options from the Long Term Incentive opportunity, resulting in a Long Term Incentive opportunity of 60% Performance Stock Units and 40% Restricted Stock Units with Performance Stock Units being measured 100% on ROIC performance with a Relative Total Shareholder Return vesting multiplier.

Executive Compensation Philosophy

Kennametal’s executive compensation philosophy is based on the following principles, which we believe form the foundation of an effective and responsible compensation program:

•	Pay-for-Performance. Executive compensation should be tied to both individual performance and Company performance (annual and long-term).

•

Align the Ratio of Fixed to Variable Components of Compensation with the Executive’s Level of Responsibility and Accountability.    As our executives progress to higher levels of responsibility within the Company, a greater proportion of their overall compensation should be variable and linked directly to Company performance and shareowner returns.

•	Promote a Long-Term Perspective. Our compensation program should promote the long-term focus and strategic vision required for our future growth and success.

•

Offer Competitive Compensation.    We believe that highly-qualified and skilled executives can differentiate us and provide a competitive advantage in the marketplace. Our objective is to offer compensation that is competitive with that offered by other companies that compete with us for talent.

Objectives of the Executive Compensation Program

To support our overall compensation philosophy, we have designed our executive compensation program to:

•	Attract and retain exceptional talent;

•	Recognize individual contributions to the Company;

•	Focus our executives’ attention on the attainment of significant business objectives and the creation of long-term shareowner value;

•	Ensure alignment between management’s interests and the interests of our shareowners;

•	Share the financial benefits of strong Company performance; and

•	Maintain executive compensation at a competitive level.

Relationship Between Pay and Performance

In January and July 2016, our Compensation Committee reviewed the relationship between our CEO’s “realizable compensation” (defined below) and the Company’s performance from Fiscal 2013 through Fiscal 2015 (the “Reviewed Period”) which was the period that both compensation and performance data was readily available for our peers. The analysis, which was prepared by the Compensation Committee’s consultant, Pay Governance, compared our CEO’s realizable compensation and the Company’s performance,

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relative to our peer group, in order to assess whether the Company’s performance and the realizable compensation paid to our CEO were aligned.

Realizable compensation is defined as (i) base salary paid over the Reviewed Period; (ii) actual bonus earned and paid during the Reviewed Period; (iii) the aggregate current value of restricted stock/restricted unit grants made during the Reviewed Period; (iv) the aggregate in-the-money value of stock option grants made during the Reviewed Period; (v) the actual payouts of performance-based equity awards with performance periods beginning and ending during the Reviewed Period; and (vi) the estimated payout for performance-based equity awards that were granted during the Reviewed Period but remained unvested at its conclusion. Realizable compensation was calculated in the same manner for our CEO and the CEOs of our peer group companies. The realizable value of long-term equity-based awards was calculated using each company’s closing stock price on June 30, 2016. The Company believes that realizable compensation is a more relevant measure for analyzing the pay-for-performance alignment than grant date or target compensation. Realizable compensation focuses on the actual value of earned pay rather than pay opportunity by analyzing current stock prices and actual payouts from short- and long-term incentives to provide an estimate of the actual compensation that executives realized during the subject period. The required grant date and target compensation amounts are reported in the Executive Compensation Tables beginning on page 60 of this Proxy Statement.

The financial performance of the Company and the peer companies were evaluated over the Reviewed Period using the following four (4) performance measures: (i) ROIC; (ii) sales growth; (iii) EBIT margin growth; and (iv) TSR. These measures were selected because they are used or have been used in the Company’s short-term and/or long-term incentive plans and were considered by Pay Governance to be reasonable indicators of a company’s performance. The Company’s percentile ranking for each performance measure relative to the peers was averaged to form a composite performance ranking.

Over the Reviewed Period, our CEO’s realizable compensation ranked below the median (18th percentile) of the peer group while our composite performance (average ranking of all four performance metrics) ranked below the median (38th percentile) of the peer group. The Compensation Committee continues to analyze the alignment of realizable compensation and the Company’s performance, in addition to grant value comparisons, in order to observe such things as:

•	Whether the targeted pay levels relative to peers is appropriate;

•	Whether the mix of fixed versus variable compensation is appropriate;

•	Whether performance goals have been set at an appropriately challenging level over the Reviewed Period; and

•	Whether the weighting assigned to each long-term incentive vehicle is weighted appropriately resulting in an acceptable amount of leverage.

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Based on this analysis, the Compensation Committee is satisfied with the alignment of our CEO’s realizable compensation with the performance of the Company during the Reviewed Period. The chart below provides an illustration of this realizable pay-for-performance analysis over the Reviewed Period. The Compensation Committee expects to continue to review and present the alignment of compensation with the Company’s financial performance, including as may be required to comply with regulations issued by the Securities and Exchange Commission, which are currently in proposed form.

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Design of Our Executive Compensation Program

Overall Design of the Executive Compensation Program

Each of our executives receives a compensation and benefits package comprised of some or all of the five basic components described in the table below which table also provides an explanation of why we provide the particular compensation component, how we determine the amount and what such compensation component is designed to reward.

Compensation Component	Why We Provide it	How We Determine the Amount	What it is Intended to Reward
Base Salary	• Consistent with competitive practice	• Approximately the median of similarly-sized manufacturing companies	• Individual performance and level of experience, expertise and responsibility within the Company
Annual Incentive Prime Bonus, now referred to as Annual Incentive Plan “AIP”	• To link pay and performance • To drive the achievement of annual business objectives • Consistent with competitive practice

•     Awards are performance-based and calculated as a percentage of base salary:

—      Target based on median of market practice for executive’s position; and

—      Award opportunities are determined on an individual basis and range from below median to above median for similar positions in peer group of companies

• Annual Company performance and individual performance
Long-term Incentives (including stock options, restricted units and performance units)

•     To link pay and performance

•     To drive the achievement of critical long-term business objectives

•     To align management’s interests with those of our shareowners

•     To foster the long-term retention of key executives

•     Consistent with competitive practice

•     Total long-term incentive opportunity is determined on an individual basis based on the executive’s performance and career potential (internal and individual factors), and taking into account the long-term compensation paid by our competitors for similar positions

•     For Fiscal 2016, the total long-term incentive opportunity was allocated between performance stock units (50%), stock options (30%) and restricted units (20%)

•     Performance stock unit awards are performance based:

—      Target based on median of market practice for executive’s position; and

—      Award opportunities are determined on an individual basis and range from below median to above median for similar positions in peer group of companies

•     Long-term Company performance and individual performance

•     Performance Units - increased shareowner value and overall Company performance over the long-term

•     Stock Options - increased shareowner value over the long-term (10 years)

•     Restricted Stock Units - increased shareowner value and long-term commitment to the Company

Retirement Benefits	• Consistent with competitive practice	• Competitive market practices and Company-specific circumstances	• To provide long-term financial security to executives who have demonstrated a long-term commitment to the Company
Executive Benefits and Perquisite Allowance

•     Consistent with competitive practice

•     Provides a level of protection against the financial catastrophes that can result from illness, disability or death

•     Program is discontinued for any new executive hired after October 2016

		• Approximately the median of peer group of companies	• Executive contributions to our Company’s short-term and long-term success

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EXECUTIVE COMPENSATION: COMPENSATION DISCUSSION AND ANALYSIS

We have designed our executive compensation program to target total compensation for each of our executives at the median level for executives in similar positions within our industry and peer group with the opportunity to earn actual compensation above or below median compensation depending on Company and individual performance. We believe that the design of the compensation program allows for actual compensation earned under our incentive plans to be above-median compensation for exceptional performance, as well as below-median compensation when performance falls below our expectations. Also, we may deviate from targeting the median if, in the judgment of management and/or the Compensation Committee, the value of an executive’s experience, performance and specific skill set warrants. For individual executives, compensation may also vary depending on the executive’s experience, responsibility and expertise, such person’s contribution to our business strategy and the market’s demand for such skills and talent. The foundation of our program is based on a system of market pricing. Each executive’s compensation is benchmarked against those of executives in comparable positions in the competitive market and, in some cases, against a peer group of companies. This benchmarking process as well as an internal assessment of the particular position’s internal value to the Company, scope and complexity of responsibilities generally defines a range of opportunities for base salary, annual incentives and long-term incentives. The pay ranges give the Compensation Committee flexibility to position individual compensation above or below market median levels depending on the individual’s job performance, professional qualifications, business experience, technical expertise and career potential.

Factors that Influence Compensation

The Compensation Committee believes that an effective compensation program reflects a balance between individual factors (i.e., level of responsibility, skills, experience, expertise and individual performance), organizational measures (i.e., Company or business unit performance), and external or market factors

(i.e., competitive benchmarking and survey data). We incorporate each of these factors into the design of our executive compensation program. Accordingly, we compensate our executives based upon an assessment of:

•

Individual Performance.    All of our executives are evaluated against an annual, individual performance plan. The performance plan is based on individual performance objectives that will further the goals of the executive’s business unit, if applicable, and the strategic goals of the Company as a whole. These objectives are reviewed and assessed every quarter by the executive and his or her manager. At the end of the fiscal year there is a comprehensive analysis of the executive’s actual performance vis-à-vis the individual’s performance plan, and that analysis is provided to the Compensation Committee for review.

•

Company Performance.    One of the main objectives of our compensation philosophy is to align our executive officers’ compensation with the performance of the Company (“pay-for-performance”). When making compensation decisions related to our executives, the Compensation Committee evaluates the Company’s achievement of pre-established internal metrics (which are predicated on our annual and long-term financial plans and goals, along with other strategic and operational initiatives) and external measures (which are predicated on external factors such as our market valuation and growth in our stock price).

•

Market Intelligence.    Individual and Company performance are weighted most heavily in compensation decisions. However, when appropriate, the Compensation Committee also considers external factors, such as market and survey data and pay positioning for our executives relative to market data, as explained in further detail below under the subheading “Pay Positioning Relative to Market — Benchmarking.”

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Variable Compensation and Promotion of a Long-Term Perspective

We increase the variable component of compensation for our executives as they progress through our management levels and adjust the ratio of short-term to long-term compensation to promote accountability and a long-term perspective. We structure our executive compensation program so that the proportion of variable versus fixed compensation increases as the role and responsibility of the executive increases. We believe this is appropriate because the executives are best positioned to be able to affect the Company’s performance. Therefore, they should receive a substantial portion of their total compensation value in the form of long-term incentives that measure and reward Kennametal’s performance over a period of greater than one year. The table below illustrates that the actual percentage of variable pay relative to total compensation depends on the executive’s position within the Company. Generally speaking, the higher an executive’s position within the Company, the greater the proportion of variable pay that is linked to Company performance and shareowner return metrics. Similarly, as an executive rises to positions of greater responsibility within our Company, short-term compensation begins to decrease proportionally relative to long-term compensation which, in most cases, begins to represent a greater proportion of the executive’s total compensation. In some cases, the variances between short-term and long-term compensation are caused by length of tenure in the position or initial compensation package provided upon hiring.

The following chart summarizes the breakout of fixed versus variable compensation and short-term versus long-term compensation as disclosed in the Summary Compensation Table for our NEOs in Fiscal 2016.

	Fixed vs. Variable Breakout		Variable Breakout
Title	% of Annual Compensation Fixed	% of Annual Compensation Variable	% of Short- Term Compensation	% of Long- Term Compensation
President and CEO	18%	82%	39%	61%
Vice President and CFO	24%	76%	10%	90%
Vice President CHRO and Corporate Relations Officer	25%	75%	6%	94%
Vice President and President Industrial Business Segment	23%	77%	10%	90%
Vice President and President Infrastructure Business Segment	28%	72%	15%	85%
CFO (interim) and VP Finance	32%	68%	7%	93%
Former President and CEO	16%	84%	0%	100%

Competitive Compensation

Pay Positioning Relative to Market — Benchmarking.

When we make compensation decisions, we compare the compensation paid to our executive officers to the compensation paid to similarly-positioned executives at other companies within our industry to gain a general understanding of current market compensation practices for these positions. Specifically, we benchmark total compensation levels and certain of the individual elements of our compensation packages (mainly base salary, annual incentives (together, “total cash compensation”) and long-term incentives (together with total cash compensation, “total direct compensation”)) to both published survey data of comparable companies and to a custom peer group of public companies within the manufacturing industry. Benchmark data is part of the external information we consider when designing and executing our compensation programs.

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The Compensation Committee’s compensation consultant, Pay Governance, assists the Compensation Committee in its benchmarking efforts. Pay Governance collects compensation data for our peer group companies from available sources, including, in most cases, the executive compensation data included in the most recently available annual proxy statement for each company. Pay Governance can also provide survey data representing industry-specific and general industry companies included in the Willis Towers Watson executive compensation databases. Pay Governance, in consultation with management, provides the Compensation Committee with the results of its benchmarking efforts on an annual basis. The benchmarking data helps us assess the competitiveness of our executives’ compensation compared to that of other executives at our peer companies and in the broader market. We also use the data to help ensure proper alignment between executive and shareowner interests, and to assess compensation versus Company performance.

When we evaluate our compensation structure, we compare the target range for total direct compensation, the mix of compensation components and the allocation of those components in our executives’ individual compensation packages against benchmark data. Each year we evaluate the total cash compensation and total direct compensation we provide to our executives against the benchmark data to determine whether our compensation structure accurately reflects our goal of providing compensation at approximately the median level within our peer group and industry. We analyze both target compensation opportunities as well as the actual compensation paid to our executives. The Compensation Committee considers this information, along with data provided by Pay Governance and the Company and individual performance factors, when it sets compensation levels.

We periodically review our peer group to ensure that the peer companies continue to be appropriate comparisons for performance purposes and for compensation purposes. Many of the companies in our current peer group are included because they are similar to Kennametal in terms of revenue, market capitalization, operational scope, or organizational complexity. While some of the peers are smaller than we are, others are larger. Nevertheless, we include these companies to help us understand the effect size and complexity has on compensation levels and designs.

The following companies comprised our peer group for both performance and compensation purposes for Fiscal 2016(1):

• Actuant Corporation	• Harsco Corporation

• Allegheny Technologies Incorporated	• IDEX Corporation

• Ametek Inc.	• ITT Corporation

• Barnes Group Inc.	• Joy Global Inc.

• Carpenter Technology Corporation	• Lincoln Electric Holdings, Inc.

• CLARCOR	• Nordson Corporation

• Crane Co.	• SPX Corporation

• Donaldson Company, Inc.	• The Timken Co.

• Flowserve Corp.	• Woodward Inc.

• Graco Inc.

In January 2016, the Compensation Committee approved the peer companies which reflected the following changes from Fiscal 2015 to better position the Company relative to its peers from a size and performance perspective:

•	Eliminated Dresser-Rand and Pall, who were acquired by other companies;

•	Eliminated Greif and Telflex due to lack of industry alignment;

•	Eliminated Parker-Hannifin due to its annual revenues being significantly larger than the Company; and

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•	Added ITT Corporation, SPX Corporation, Nordson Corporation, CLARCOR Inc., and Graco Inc., who aligned with the Company’s size, industry, and stock price correlation selection criteria.

(1)	The Peer Group used for calculating the Relative TSR portion of the Performance Stock Units is the S&P 400 Capital Goods Index.

How Compensation Decisions Are Made

Role of the Compensation Committee and CEO in Determining Executive Compensation

The Compensation Committee designs and implements our executive compensation program, evaluates executive performance, including that of the President and CEO, and oversees the development of executive succession plans.

The Compensation Committee solicits information from our management and from the Committee’s compensation consultant during the compensation-setting process, but it is the Compensation Committee that ultimately sets and approves compensation for our CEO and all other executives.

The Compensation Committee uses substantially the same process for determining CEO compensation as it uses for determining our other executive officers’ compensation. Each year, the Compensation Committee reviews all components of compensation for the CEO and for each of our other executives over the course of several regularly-scheduled meetings from April to July. Final compensation decisions are made in July for the current fiscal year. The Compensation Committee is assisted in its review by members of management, the human resources department, and its compensation consultant.

In keeping with our compensation philosophy, the Compensation Committee considers three main categories of information with respect to each executive: (i) individual performance; (ii) Company performance; and (iii) market data. The Compensation Committee evaluates each executive’s current compensation and solicits input from management on the executive’s future potential, performance for the year, leadership skills, and contribution to the Company’s performance. The

Compensation Committee also considers factors relating to the Company, such as our overall performance and achievement of specific strategic and operational initiatives. Finally, the Compensation Committee assesses the market competitiveness of each executive’s total compensation package.

CEO Compensation.    The Compensation Committee meets with the CEO each year in July (the beginning of our fiscal year) to set the CEO’s performance goals (both individual and Company objectives) for the fiscal year. These goals are then reflected in the CEO’s individual performance plan for the year. The CEO periodically reports on his progress with respect to his performance goals at Compensation Committee meetings throughout the year. At the end of the year, the Compensation Committee evaluates, in consultation with the Chairman and the rest of the non-management directors and the Board generally, as it deems necessary or appropriate, the CEO’s performance against the goals included in his performance plan for the year and determines and approves the CEO’s compensation based in part on his achievement of those goals and in part on the Company’s performance, while taking into account the overall objectives of our compensation program. The Compensation Committee also considers the compensation being paid to other chief executive officers at similarly situated companies in making compensation decisions affecting the CEO.

Other Executives’ Compensation.    Each year in August, each of our non-CEO executives must develop an individual performance plan for the fiscal year (with goals that align with the CEO’s objectives, and include individual and Company objectives). These plans are discussed with and approved by the CEO and the executives report to the CEO on their progress towards the achievement of the goals set forth in their plans periodically throughout the year. At the end of the year, the CEO and the Compensation Committee together assess the

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performance of our executives. Based upon these evaluations and recommendations from the CEO, the Compensation Committee determines the executives’ compensation. The executives do not play a role in the determination of their compensation, other than discussing individual performance objectives and achievements with the CEO.

Role of the Compensation Consultant

Pay Governance has been serving as the Compensation Committee’s independent compensation consultant since September 2010 and provides no other services to the Company. The Compensation Committee annually reviews its retention of Pay Governance as its compensation consultant.

Pay Governance provides the Compensation Committee with the objective information and expertise necessary to make informed decisions that are in the best long-term interests of our business and shareowners. Pay Governance also keeps the Compensation Committee informed as to compensation trends and regulatory developments affecting public companies in general and the manufacturing industry in particular. The Compensation Committee solicits advice and counsel from Pay Governance on all matters related to executive compensation design and delivery. Specifically, Pay Governance provides the following types of services to the Committee:

•	Competitive data and benchmarking analytics for all components of pay for executive officers (including the CEO);

•	Equity dilution, value sharing, and performance assessment analyses relative to peers;

•	Compensation program analysis, redesign considerations, and recommendations;

•	Diagnostic assessments regarding the rigor of performance goals;

•	Tax, accounting, regulatory, and other compensation-related education;

•	Individual pay considerations for the CEO, as well as executive officer promotions and new hires;
•	Review of compensation plan payouts for the CEO and executive officers;

•	Assessment of risk regarding compensation policies and practices;

•	Assessment of pay-for-performance alignment; and

•	CD&A review and recommendations.

A Pay Governance consultant attends most Compensation Committee meetings and may attend executive sessions at the request of the Committee. Consultants from Pay Governance also collaborate with our management team for purposes of meeting planning, program design and analysis and other logistics, but all executive compensation-related services performed by Pay Governance are ultimately at the direction of the Compensation Committee.

The Compensation Committee reviews the fees and performance of Pay Governance each year and provides feedback to the Board as necessary. The Compensation Committee has the authority to terminate the relationship with Pay Governance at any point in time.

Each year, the Compensation Committee reviews and determines the independence of its adviser, Pay Governance. When gauging the independence of an adviser, the Compensation Committee considered the following six factors, as required by the New York Stock Exchange and SEC rules and regulations:

•	If the adviser’s firm provides other services to the Company;

•	The amount of fees received from the Company as a percentage of the total revenue of the adviser’s firm;

•	Policies and procedures of the adviser’s firm designed to prevent conflicts of interest;

•	Any business or personal relationship of the compensation consultant, counsel or other adviser with members of the compensation committee;

•	Company stock owned by the adviser; and

•	Any business or personal relationship between the adviser or the adviser’s firm and an executive officer of the Company.

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Based on the Compensation’s Committee’s review of the factors above, it determined that its adviser, Pay Governance, is independent and free of conflicts of interest.

2016 Executive Compensation Program

Base Salary

Base salary provides a competitive level of fixed income for our executives. We target base salary levels for each executive position at median pay levels for similar positions in the market. The level of base salary an executive receives is determined based on the results of an annual evaluation of the executive with respect to certain objective and subjective factors. Objective factors include the executive’s level of responsibility, skills and training, accomplishment of the goals set forth in such person’s annual individual performance plan, and, for newer executives, prior experience. Subjective factors include the Compensation Committee’s assessment of the executive’s future potential and individual contributions. The Compensation Committee evaluates the CEO with input from the Chairman of the Board and the other non-management Board members as noted above. The CEO evaluates each of the executives who report directly to him. Both objective and subjective factors are considered, as relevant, and the CEO makes recommendations to the Compensation Committee for changes to base salary (other than his own) during the annual compensation setting process. The Compensation Committee evaluates the CEO’s and other executives’ base salary on an annual basis, and may make changes in its discretion as part of the broader compensation setting process.

In setting the NEOs’ base salaries for Fiscal 2016, the Compensation Committee considered all of the factors described above for each executive and conducted an examination of the applicable market data.

In July 2015, the Compensation Committee approved merit increases for Fiscal 2016 for each of our NEOs as follows: Mr. Dragich: 3% ; Ms. Bacchus: 4%; and Ms. Fusco: 5.2%. Messrs. De Feo, Byrnes and van Gaalen began their employment with the Company later in the Fiscal Year and therefore a merit increase was not applicable. Mr. Nolan received a 2% merit increase, which was applicable until his departure from the Company on February 3, 2016.

Prime Bonus Plan

Overview.    The Management Performance Bonus Plan, which we refer to as the “Prime Bonus Plan,” is a shareowner-approved, formula-based, pay-for-performance annual cash incentive plan. The Prime Bonus Plan is the main vehicle we use to reward participants for their contributions to strong annual business performance. The purpose of the Prime Bonus Plan is to motivate participants to help the Company to achieve shorter-term financial and strategic goals, which are designed to create sustainable shareowner value, and to reward them to the extent we achieve those goals. All of our executives, our senior management team members, and certain of our key employees participate in the Prime Bonus Plan.

Prime Bonus Target Amounts.    Individual Prime Bonus target amounts are established for each participant based on a combination of individual factors and market-competitive data and are established as a percentage of such participant’s base salary. Consistent with our executive compensation philosophy, individuals with greater job responsibilities have a greater proportion of their total cash compensation tied to Company performance through the Prime Bonus Plan. Each year, the Compensation Committee sets Prime Bonus target amounts for our CEO and other executives based on recommendations from our management and the CEO (except with respect to his own target bonus) and its own evaluation of the competitiveness of each executive’s compensation package based on input from its compensation consultant.

Prime Bonus Performance Goals.    We link Prime Bonus opportunities directly with Company performance in an attempt to maximize shareowner value. Each executive is assigned one or more performance goals at the beginning of the fiscal year, which are based upon the overall performance goals of the Company, which have been approved by the full Board as part of management’s overall financial and strategic plans. The Board approves the

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goals for overall Company performance based upon management’s financial and strategic plans.

Once the Board has approved the overall performance goals for the Company, the Compensation Committee reviews and approves the Prime Bonus Plan structure and individual performance goals for the CEO and all other executive officers, which may be based on one or more of the Company’s overall corporate performance goals and/or individual achievement goals. To ensure alignment with our shareowners’ interests, the Compensation Committee assigns the CEO both quantitative and qualitative performance goals that are aggressive and designed to stretch performance and significantly impact the growth or improvement of the Company or a particular business unit. For each of the other executives, the Compensation Committee, with the input of the CEO, sets individual performance goals which it considers achievable, but which require personal performance and stewardship above the plan levels for the coming year. These individual goals are weighted and may vary by executive.

Modifier.    At the outset of each fiscal year, the Compensation Committee may or may not select a key initiative to use as a modifier in the calculation of Prime Bonus amounts earned for that year. The calculated Prime Bonus amounts are then adjusted upward or downward based upon the level of performance with respect to that key initiative. For the Fiscal 2016 Prime Bonus Plan awards, the Compensation Committee did not select a key initiative to use as a modifier.

Individual Performance.    At its July meeting each year, the Compensation Committee reviews each executive officer’s achievement of his/her performance goals for the previous year and approves any corresponding amounts to be paid under the Prime Bonus Plan. In connection with Prime Bonus determinations, the Compensation Committee considers the individual performance of the executive and the recommendations of the CEO (for all executives other than himself). The Compensation Committee has the discretion to adjust an executive’s calculated Prime Bonus award based on its assessment of the individual’s performance, contingent upon achievement of the minimum EPS threshold.

2016 Prime Bonus Plan.

The general design of the 2016 Prime Bonus Plan remained unchanged from Fiscal 2015. The 2016 Prime Bonus Plan funded at target with the accrual being adjusted accordingly throughout the year. The payout curve remained the same for participants in Fiscal 2016 as it did in Fiscal 2015, except for EPS where the maximum of target was increased to 130%. The Corporate Performance Goals adopted for the 2016 Prime Bonus Plan were based on three measures which the Compensation Committee believed would appropriately focus participants on key areas of strategic corporate objectives: (i) Sales Revenue (20% weight); (ii) EPS (40% weight); and (iii) FOCF (20% weight). The Compensation Committee also determined that an individual performance component was appropriate, with the Corporate Performance Goals weighted at 80% and the individual performance goals weighted at 20% of each NEO’s prime bonus (excluding the CEO). These individual performance goals were set and approved by the Compensation Committee, and conditioned upon achievement of the threshold EPS goal. The CEO’s Corporate Performance Goals were weighted at 100% (pro-rated for the duration of his employment with the Company in Fiscal 2016) and his individual performance goal had a maximum payout amount of $350,000.

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2016 Target Bonus Amounts.    For 2016, the Compensation Committee approved target bonus amounts for our NEOs at the following levels:

Name	Target Bonus Amount as a Percentage of Base Salary(1)
Ronald M. De Feo	100% based upon the Company’s Corporate Performance goals (plus a $350,000 opportunity based upon Mr. De Feo’s achievement of specified individual strategic performance goals)
Jan Kees van Gaalen	80%
Judith L. Bacchus	50%
Charles M. Byrnes	70%
Peter A. Dragich	70%
Martha Fusco	35%
Donald A. Nolan	120% (100% based upon the Company’s Corporate Performance goals and 20% based upon Mr. Nolan’s achievement of specified individual strategic performance goals)

(1)	All NEO target bonus amounts, except as noted for Messrs. De Feo and Nolan, are based 80% on the Company’s Corporate Performance goals and 20% on individual strategic objectives with a minimum EPS threshold. Mr. De Feo’s Target Bonus amount for the corporate performance goals was pro-rated for the time in which he served as President and CEO during Fiscal 2016.

The following tables present the possible payouts under the Prime Bonus Plan at different levels of performance relative to the target performance goals established for the year:

2016 Financial Performance Goals.

Corporate Performance Goals (EPS, FOCF and Sales Revenue)

	Performance Range as a Percentage of Target
Metric	Below Threshold	Threshold	Target	Maximum
EPS	Less than 80%	80%	100%	130% or Greater
FOCF	Less than 80%	80%	100%	120% or Greater
Sales Revenue	Less than 80%	80%	100%	120% of Greater
Payout Range	0%	50%	100%	200%

With respect to each financial performance goal, no Prime Bonus is awarded if actual performance is less than the threshold for the performance goal and no payout is made in excess of 200% of the Prime Bonus target amount, regardless of the performance achieved. Under the terms of the Prime Bonus Plan, the Compensation Committee makes the same adjustments for non-recurring or unusual items in determining whether performance goals have been met as we make to our financial results as reported to our shareowners.

2016 Corporate Performance Goals.    At its July 2015 meeting, the Board established Corporate Performance Goals for the Company consisting of: Sales Revenue ($2.4 million), EPS ($1.85), and FOCF ($130.6 million). At the time it set these goals, the Board considered the targets to be challenging for the Company, but achievable if the financial and strategic plans of the Company were well executed. The Compensation Committee’s independent consultant then tested the appropriateness and rigor of these goals by considering the general economic environment for the upcoming year, considering analyst expectations, reviewing growth in the goals over the previous year and conducting probability analyses based on historical results. The consultant found the goals to be challenging. These Corporate Performance Goals were then adopted by the

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Compensation Committee as the target Corporate Performance Goals under the 2016 Prime Bonus Plan.

2016 Individual Strategic Performance Goals for Mr. De Feo (our CEO).

Performance goals for Mr. De Feo were based on the overall financial and strategic goals adopted for the Company. Mr. De Feo’s 2016 Prime Bonus opportunity was composed of two components:

•

Component (1) related to the Company’s financial performance and was based solely upon the achievement of the Corporate Performance Goals (bonus opportunity of 100% of base salary) described above, which were established in July 2015, prior to Mr. De Feo’s employment with the Company (this amount would be pro-rated for the time that Mr. De Feo was employed by the Company in the fiscal year); and

•

Component (2) related to Mr. De Feo’s individual strategic performance and was based upon his achievement of certain strategic and operational goals and initiatives set by the Compensation Committee shortly after he began his employment with the Company in February 2016 (bonus opportunity of $350,000), including: (i) establishing a mission, vision and three-year plan (50% weight); (ii) reduction of the complexity of the business (30% weight); and (iii) building and maintain investment community credibility (20% weight). Component 2 was not pro-rated for the time that Mr. De Feo was employed by the Company in the fiscal year.

At the time they were put in place, the Compensation Committee considered these individual performance objectives strategically important and aggressive, but achievable with concentrated effort and focus by Mr. De Feo.

2016 Performance Goals for other NEO’s.

The 2016 Prime Bonus opportunities established for Ms. Bacchus and Messrs. Byrnes, Dragich and van Gaalen, were based on the Corporate Performance Goals (80% weight) described above as well as the individual performance goals (20% weight) and conditioned upon the achievement of the threshold EPS goal. Ms. Fusco’s Prime Bonus opportunity was based 100% on Corporate Performance Goals.

2016 Performance.

The following tables show the performance achieved (as a percentage of target) and the amount of 2016 Prime Bonus awards paid to each of our NEOs.

Component 1: FY 2016 Prime Bonus Financial Performance Measures Achievements
	Threshold		Target		Maximum		Actual
Financial Performance Measures	$	% of Target	$	% of Target	$	% of Target	$	% of Target
Earnings Per Share	$1.48	80%	$1.85	100%	$2.41	130%	$1.19	64.3%
Free Operating Cash Flow (millions)	$104.5	80%	$130.60	100%	$156.70	120%	$126.30	96.7%
Sales Revenue (millions)	$1,951.9	80%	$2,439.9	100%	$2,927.9	120%	$2,216.5	90.8%

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				Actual FY 2016 Prime Bonus Earned(1)
	FY 2016 Prime Bonus Opportunities as a % of Base Salary			Financial Component		Individual Component
Name and Principal Position(1)	Minimum	Target	Maximum	% of Base Salary	$	% of Base Salary	$
Ronald M. De Feo(2)	50.0%	100.0%	200.0%	17.1%	$171,035	35.0%	$350,000
Jan Kees van Gaalen	40.0%	80.0%	160.0%	27.0%	$145,950	20.0%	N/A
Judith L. Bacchus	25.0%	50.0%	100.0%	16.9%	$55,989	20.0%	N/A
Charles M. Byrnes	35.0%	70.0%	140.0%	18.7%	$73,902	20.0%	N/A
Peter A. Dragich	35.0%	70.0%	140.0%	36.3%	$152,637	20.0%	N/A
Martha Fusco	17.5%	35.0%	70.0%	15.0%	$36,093	N/A	N/A

(1)	Mr. Donald A. Nolan, our former President and Chief Executive Officer did not receive 2016 performance-based awards for Fiscal 2016.

(2)	Mr. De Feo earned 42.2% of his base salary for the financial component of the Fiscal 2016 Prime Bonus, but this amount was pro-rated down to 17.1% of his base salary for the time that he served as our President and Chief Executive Officer in Fiscal 2016.

Long-Term Incentives

Overview.    Kennametal’s long-term incentives are designed to focus our employees on sustainable, long-term performance. We use these incentives because we believe they promote an ownership culture, align the interests of our employees and shareowners, and foster the long-term perspective necessary to increase shareowner value. They also aid in retention and help advance stock ownership by our employees.

All of our executives, members of senior management, and a significant number of key employees are eligible to receive long-term incentive awards under our broad-based LTI program. We use a portfolio approach to our LTI program, which includes stock options, restricted unit awards and performance stock unit awards. We provide more information about each of these components below.

The Compensation Committee approves all equity and other long-term incentive awards for our executives. All of our NEOs’ outstanding long-term incentive awards, including those under the LTI program have been granted under either the Kennametal Inc. Stock and Incentive Plan of 2002, as amended (the “2002 Plan”), the Kennametal Inc. Stock and Incentive Plan of 2010 (the “2010 Plan”), or the Kennametal Inc. Stock and Incentive Plan of 2010 (as Amended

and Restated October 22, 2013 and as further amended by Amendment No. 1 on January 27, 2015) (the “A/R 2010 Plan”). We have not granted any awards under the 2002 Plan since our 2010 annual meeting, when shareowners approved the 2010 Plan, and will not grant any future awards under this plan. The 2002 and 2010 Plans provided, and the current A/R 2010 Plan provides for the granting of non-statutory and incentive stock options, incentive bonus awards, performance share awards, performance stock unit awards, restricted stock awards, restricted stock unit awards, stock appreciation rights, share awards, stock unit awards, and other share-based awards.

Target Long-Term Incentive Award Amounts.    Each year the Compensation Committee establishes target LTI program opportunities for each of our executives based on the executive’s performance and career potential (individual factors). The Compensation Committee also takes into account the long-term compensation paid by our competitors for similar positions based on the peer group and survey data provided by its compensation consultant (external factors). LTI program opportunities are determined on an individual basis. The Compensation Committee sets target LTI program opportunities for our executives for the relevant three-year cycle at its meeting in July of each year.

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Fiscal 2016 LTI Decisions.

The following table shows the target level annual LTI opportunities set for each of our NEOs under our LTI program for Fiscal 2016:

Name	Target Long-Term Incentive Opportunity as a Percentage of Base Salary
Ron De Feo	N/A
Jan Kees van Gaalen	N/A
Judith L. Bacchus	100%
Charles M. Byrnes	N/A
Peter A. Dragich	100%
Martha Fusco	60%
Donald A. Nolan	350%

The LTI opportunity for each NEO changed from a monetary annual target to a percentage of base salary. Given that Messrs. De Feo, van Gaalen and Byrnes had an employment start date after the beginning of the fiscal year, there was no long term incentive target established, but rather an initial grant of stock provided at or near the start of their respective employment dates during the fiscal year. These amounts are further described in the “2016 Special Recognition, Attraction and Retention Awards” below.

Timing of Equity Grants.    The Compensation Committee grants equity-based awards to our executives on both an annual and as-desired basis. We do not have any program, plan or practice to time annual or ad hoc grants of equity-based awards in coordination with the release of material non-public information or otherwise.

•

Annual Grants.    We generally make LTI grants to our NEOs and other senior management on a once-a-year basis. As part of its standing agenda, the Compensation Committee makes annual grants of equity-based awards to our executives at its regularly scheduled meeting in July of each year. The dates for these meetings are typically scheduled two years in advance. Since 2007, the grant date for annual awards has been August 1 of each year.

•	Special or One-Time Grants. The Compensation Committee retains the discretion to make additional awards to executives at other times in connection with the initial hiring of a new officer, for recognition or retention purposes or otherwise. Refer to the section “2016 Special Recognition, Attraction and Retention Awards.”

Stock Option Awards.    We use stock option awards to align the interests of our employees with those of our shareowners and focus our employees on delivering superior total shareowner return over the long term (10 years). Under the 2002 Plan, the 2010 Plan, and the A/R 2010 Plan, the exercise price for a stock option award may not be less than the fair market value of our stock at the time the option is granted. Fair market value is determined by taking the closing stock price as quoted on the New York Stock Exchange — Composite Transactions reporting system on the grant date. Stock option grantees can only profit from stock option awards if our stock price increases over time; conversely, grantees receive no value if our stock price decreases below the fair market value at the time the option was granted. We have typically granted stock option awards to our executives annually as part of our broader LTI program, but occasionally we grant special stock option awards, either alone or in connection with other awards, to employees for attraction, retention or recognition purposes. Vesting schedules for our stock option awards vary according to the purpose for which they are granted. Awards granted under the LTI previously time vested at the rate of one-fourth per year over four years, but grants beginning with the Fiscal 2016 award will typically vest at

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the rate of one-third per year over three years. A stock option award granted for attraction purposes, upon hiring, or for special recognition purposes may have a different vesting schedule (for example, 50% may vest on the second anniversary of the grant date, and 25% each of the following years thereafter). We believe our use of stock option awards helped to further our retention objective, as any unvested portion of a stock option is forfeited if an executive voluntarily terminates employment prior to the applicable vesting date. Stock option awards expire ten years from the date of grant, which we believe helps to promote the long-term perspective that is key to our growth and success. Each of the 2002 Plan, the 2010 Plan, and the A/R 2010 Plan prohibit the repricing of stock options and do not contain a full reload feature. For Fiscal 2017, the Company will not be providing Stock Option Awards.

The number of shares underlying the stock options awarded to each NEO in Fiscal 2016 was determined by dividing 30% of the total LTI opportunity value by one-third of the fair market value of the option on the grant date.

Restricted Stock Unit Awards.    Prior to 2010, we granted restricted stock awards as part of our LTI program, but we have since transitioned to grants of restricted stock unit awards for ease of administration purposes. We grant restricted stock unit awards because we believe they build ownership in the Company, serve to promote the retention of our employees and address the cyclicality of our business, thereby aligning the interests of our employees and our shareowners. As is the case with stock option awards, we typically grant restricted stock unit awards annually to our executives as part of our broader LTI program, but we sometimes make these grants for other purposes. For example, we may grant these awards to attract new talent or to recognize or motivate our employees. Like stock option awards, restricted stock unit awards granted under the LTI previously vested, in most cases, at the rate of one-fourth per year over four years, but grants beginning with the Fiscal 2016 award will typically vest at the rate of one-third per year over three years. Also similar to our stock option awards, the vesting schedules may differ depending on the reasons for the grant of restricted stock units. We believe our use of restricted stock unit awards helps to promote our retention efforts in that any unvested portion of a restricted stock unit award is forfeited if an executive voluntarily terminates employment prior to the applicable vesting date.

The number of restricted stock units awarded to each NEO in Fiscal 2016 was determined by dividing 20% of the total LTI opportunity value by the fair market value of our stock on the grant date.

Performance Stock Unit Awards.    In Fiscal 2011, the Company began awarding annual performance stock unit awards to certain executives, including our NEOs. These awards are performance-based and can only be earned if the Company achieves certain performance criteria established by the Compensation Committee. At the time of the grant, the Compensation Committee has established specific EPS and ROIC goals for fiscal years 2014, 2015 and 2016 for the performance stock units granted in Fiscal 2014 (the “2014 PSUs”). The Compensation Committee established specific ROIC and relative Total Shareholder Return (“TSR”) goals for fiscal years 2015, 2016 and 2017 for the performance stock units granted in Fiscal 2015 (the “2015 PSUs”); and for fiscal years 2016, 2017 and 2018 for the performance stock units granted in Fiscal 2016 (the “2016 PSUs”). The terms of the 2014 PSUs provide that one-third of the performance stock units underlying such award may be earned each year based on the Company’s performance with respect to the EPS and ROIC goals set for that year, and the terms of the 2015 and 2016 PSUs provide that one-third of the performance stock units underlying such award may be earned each year based on the Company’s performance with respect to the ROIC and relative TSR goals for that year. Goals have been established at threshold, target and maximum award levels for each year within the applicable performance period. Performance stock units that are deemed achieved for any given fiscal year remain subject to an additional service condition that requires the executive to be employed by us through the payment date following the 3-year performance period (which for the 2014 PSUs means August 2016, for the 2015 PSUs means August 2017, and for the 2016 PSUs means August 2018). The Compensation Committee has established this

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approach to address the cyclicality of our industry and to partially mitigate the risk of establishing long-term performance goals at either the peak or trough of the business cycle.

The table below presents the EPS and ROIC goals for the 2014 PSUs for Fiscal 2016 (which was the third year of the 2014 PSUs):

EPS Performance Level — 2014 PSU payable August 2016
Maximum	$5.24
Target	$4.37
Threshold	$3.50

ROIC Performance Level — 2014 PSU payable August 2016
Maximum	15.00%
Target	12.50%
Threshold	10.00%

The table below presents the Relative TSR and ROIC goals for the 2015 PSUs for Fiscal 2016 (which was the second year of the 2015 PSUs):

Relative TSR Performance Level — 2015 PSU payable August 2017
Maximum	80.00%
Target	55.00%
Threshold	30.00%

ROIC Performance Level — 2015 PSU payable August 2017
Maximum	14.00%
Target	10.00%
Threshold	7.00%

The table below presents the relative TSR and ROIC goals for the 2016 PSUs for Fiscal 2016 (which was the first year of the 2016 PSUs):

Relative TSR Performance Level — 2016 PSU payable August 2018
Maximum	80.00%
Target	55.00%
Threshold	30.00%

ROIC Performance Level — 2016 PSU payable August 2018
Maximum	14.00%
Target	10.00%
Threshold	7.00%

The following table presents the possible payouts for the third year of the 2014 PSUs at different levels of performance:

	Below Threshold	Threshold	Target	Maximum
Performance (As a Percentage of Achievement of Target Performance Goal)	Less than 80%	80%	100%	120% or Greater
Payout (As Percentage of Target Bonus Amount)	0%	50%	100%	200%

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Performance goals at the threshold level have been established for each year of the applicable performance period underlying the particular award to reflect 80% of the target goal while performance goals at the maximum level have been established for each such year to reflect 120% of the target goal. Performance stock units earned for achieving the threshold goal will equal 50% of the target shares for the given year while performance stock units earned for achieving the maximum goal will equal 200% of the target shares designated by the Compensation Committee for the given year. Performance stock units earned for achievement of the target goal will equal 100% of the target share for the year.

The following table presents the possible payouts for the second year of the 2015 PSUs and the first year of the 2016 PSUs at different levels of performance:

TSR Metric (40% weight)

	Below Threshold	Threshold	Target	Maximum
Performance (As a Percentage of Achievement of Target Performance Goal)	Less than 55%	55%	100%	145% or Greater
Payout (As Percentage of Target Bonus Amount)	0%	50%	100%	200%

ROIC Metric (60% weight)

	Below Threshold	Threshold	Target	Maximum
Performance (As a Percentage of Achievement of Target Performance Goal)	Less than 70%	70%	100%	140% or Greater
Payout (As Percentage of Target Bonus Amount)	0%	50%	100%	200%

Performance goals at the threshold level have been established for each year of the applicable performance period underlying the particular award to reflect 55% and 70%, respectively, of the target goal while performance goals at the maximum level have been established for each such year to reflect 145% and 140%, respectively, of the target goal. Performance stock units earned for achieving the threshold goal will equal 50% of the target shares for the given year while performance stock units earned for achieving the maximum goal will equal 200% of the target shares designated by the Compensation Committee for the given year. Performance stock units earned for achievement of the target goal will equal 100% of the target share for the year.

Performance Stock Units Earned for Fiscal 2016.    At its meeting in July of 2016, the Compensation Committee determined that EPS for Fiscal 2016 was $1.19 and ROIC for Fiscal 2016 was 6%, each of which were below the threshold goals set for Fiscal 2014 PSUs. Accordingly, no shares were earned for Fiscal 2016 under the 2014 PSUs. The

Compensation Committee further determined that no shares were earned for Fiscal 2016 under the 2015 PSUs or 2016 PSUs, as both ROIC (at 6%) and Relative TSR (at 7.1%) were below the threshold goals established.

2016 Special Recognition, Attraction and Retention Award

On a limited and selective basis, we sometimes pay additional compensation to our employees in the form of special recognition, attraction or retention awards. For example, we may provide a special award to an individual to reimburse him/her for compensation he/she would forfeit by terminating previous employment, or to recognize contributions to a critical strategic initiative.

Employees at all levels of the Company are eligible to receive special awards. We may provide awards in the form of cash bonuses, equity, or a combination of cash and equity, in each case depending on the reason for the bonus. The amount of any special recognition or retention award depends on the reason it is being granted. The Compensation Committee

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must approve any special awards for our executives. For Fiscal 2016, the Committee approved the special new hire awards for Messrs. De Feo, Byrnes and van Gaalen in the form of restricted stock units and stock options, and special retention awards of restricted stock units to Ms. Bacchus and Ms. Fusco. The following table provides the special long-term incentive opportunity as a percentage of base salary for the NEOs listed below. If an NEO is not listed below, a special award was not provided.

2016 Special LTI Awards

Name	Special Long-Term Incentive Opportunity as a Percentage of Base Salary
Ronald M. De Feo	100%
Jan Kees van Gaalen	232%
Judith L. Bacchus	75%
Charles M. Byrnes	175%
Peter A. Dragich	N/A
Martha Fusco	70%

Retirement Plans

We maintain both qualified and non-qualified defined benefit and qualified defined contribution retirement plans that are designed to work together to provide retirement pay to our executives. We provide certain pension and retirement benefits as part of our broader executive compensation program to attract and retain our executives.

Qualified Plans.    We maintain two principal qualified retirement plans for substantially all U.S. employees, including our executive officers. The Retirement Income Plan (“RIP”) is a defined benefit pension plan. As of December 31, 2003, the RIP was frozen for non-grandfathered participants and is no longer offered to new employees. None of our NEOs were grandfathered under the RIP. The Thrift Plus Plan (“TPP”) is a defined contribution or “401(k)” plan in which all of our executives participate.

Non-Qualified Plan.    All of our NEOs, except for Mr. De Feo, participate in our Executive Retirement Plan (“ERP”), a non-qualified retirement plan which provides for a lump sum payment of benefits to a participant upon termination of employment (but only to the extent the executive has vested under the plan).

The amount payable under each retirement plan for each NEO is determined by the plan’s benefit formula. The amount of benefits varies based upon the plan, the executive’s years of service with us, and the executive’s compensation. Please see the tabular disclosures in 2016 Pension Benefits table below as well as the narrative discussion following that table for more information on these plans.

Perquisites Allowance

In Fiscal 2016, we continued our practice of providing an annual fixed perquisite allowance of $20,000 to certain of our executive officers (paid in two installments in June and December of each year) to some executive officers in lieu of individual perquisites. The perquisite allowance may be used by the executive in his or her discretion for financial planning fees, business or country club memberships, or any other appropriate perquisite, and is not grossed up for tax purposes. Executive officers hired after October 2016 will not be entitled to receive this fixed perquisite allowance of $20,000. To promote our emphasis on the health, safety and wellness of our employees, we continue to provide for officer life insurance.

The perquisite allowance and other personal benefits paid to our NEOs (life insurance) for 2016 are included in a supplemental table to the Summary Compensation Table as part of the footnotes to the Summary Compensation Table. Other than

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the perquisite allowance and other personal benefits included therein, our executives receive the same benefits that are generally provided to other salaried employees, including eligibility to participate in group medical and dental plans, vision, long- and short-term disability, group life insurance, accidental death and dismemberment insurance, business travel accident insurance, health care and dependent care spending accounts, qualified retirement plans, and other benefits, in accordance with the terms of the programs.

2017 Executive Compensation Program

In July 2016, the Compensation Committee determined to make the following changes to the executive compensation program:

2017 Base Salary

In July 2016, the Compensation Committee did not approve any merit increases for Fiscal 2016 for any of our NEOs.

Changes for 2017 Annual Incentive Plan (previously named the Prime Bonus Plan) (“AIP”)

The Compensation Committee determined that the AIP payout curve would change for participants in the AIP for 2017, and that certain target opportunities will be modified. The Compensation Committee also determined the financial performance goals making up 80% of the bonus opportunity will be changed to include EBIT (45% weight) and FOCF (35% weight) and the individual goals will be weighted at 20%. The performance curve will be as follows: 30% of the target award is earned if 50% of the financial goal is achieved; 100% of the target award is earned if 100% of the financial goal is achieved; and 200% of the target award is earned if 140% of the financial goals are achieved. Each metric will be calculated independently with a pro-rata calculation between performance levels. With regard to achieving the Individual Performance goals, a prime bonus opportunity of 30% to 90% of target is earned for a performance rating of “Meets Low Expectations”; 91% to 110% of target award is earned for a performance rating of “Meets Expectations”; 111% to 160% of target award is earned for a performance rating of “Meets High Expectations”; and 161% to 200% of target award is earned for a performance rating of “Exceeds Expectations”; with pro-rata calculation between performance levels. The individual performance goals are set and approved by the Compensation Committee, and conditioned upon achievement of positive net income after compensation expense.

Changes for 2017 LTI Program

At its meeting in July of 2016, the Compensation Committee determined that the performance goals underlying the performance stock units to be granted in Fiscal 2017 would continue to be based on Adjusted ROIC results (100% weight) with Relative Total Shareholder Return (“TSR”) vesting multiple based on (i) the Corporation’s TSR relative to the Peer Group TSR for the cumulative three year performance period of time ending on June 30, 2019 (“Performance Period”) and (ii) satisfaction of the condition of employment.

The Committee believes the use of ROIC will continue to strengthen the line of sight attributable to working capital and inventory management and that the use of Relative TSR as a vesting multiple will provide a direct alignment to increases in shareholder value relative to other manufacturing companies. The Committee believes the use of these measures will continue to support the focus on the Company’s strategic objectives, leading to greater levels of shareowner value. Additionally, the Compensation Committee agreed to provide for grants of Restricted Stock Units and to discontinue the use of Stock Options for the 2017 LTI Program. The Compensation Committee agreed to provide the 2017 total LTI target opportunity for NEOs as a percentage of base salary with 60% of the LTI target opportunity granted in the form of PSUs and 40% granted in the form of RSUs (except for Ms. Fusco, who would receive 40% of the LTI target opportunity granted in the form of PSUs and 60% granted in the form of RSUs).

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EXECUTIVE COMPENSATION: COMPENSATION DISCUSSION AND ANALYSIS

The following table shows the aggregate grant date fair value of stock awards granted for each of our NEOs under our LTI program for 2017:

Name	Target Long-Term Incentive Opportunity as a Percentage of Base Salary
Ronald M. De Feo	350%
Jan Kees van Gaalen	175%
Judith L. Bacchus	100%
Charles M. Byrnes	175%
Peter A. Dragich	175%
Martha Fusco	60%

Stock Ownership Guidelines and Insider Trading Policy

We have adopted Stock Ownership Guidelines for directors, executives and key managers to effectively link the interests of management and our shareowners and to promote an ownership culture throughout our organization. We believe that stock should be acquired and held in quantities that encourage management to make decisions and take actions that will enhance Company performance and increase its value. These guidelines were first adopted in 1995 and are reviewed annually by the Compensation Committee at its October meeting as a standing agenda item. Employees have five years from the date they become subject to the guidelines to acquire the requisite holdings. The current guidelines are:

FY15 Multiple of Base Salary
Chief Executive Officer	5X
Top Industrial Segment Executive, Top Infrastructure Segment Executive and CFO	3X
Executive Leadership Team, Executive Officers and certain Business Unit Managers	2X
Other Key Managers	1X

Shares owned outright, restricted stock and restricted stock units, deferred stock credits, and shares owned in benefit plans (such as a 401(k)) count toward fulfilling the ownership guidelines.

We have an insider trading policy that prohibits executives from engaging in any transaction in our stock unless that transaction has been pre-cleared and approved. Although we generally do not mandate when executives may trade, our policy strongly encourages them to trade only during established window periods, which open 1 day after our quarterly earnings release and remain open for approximately 1 1/2 months thereafter.

Our insider trading policy prohibits the hedging of Company stock by directors, executives and other key managers without the prior approval and express authorization of the Company’s General Counsel. Further, this policy also prohibits the pledging of Company stock by directors, executives and other key managers unless the General Counsel has granted an exception to the individual. An exception to this prohibition may be granted where an individual wishes to pledge Company stock as collateral for a loan (not including margin debt) and clearly demonstrates the financial capacity to repay the loan without resort to the pledged stock.

Employment Agreements

We have employment agreements with all of our executive officers. We have summarized the material terms of these agreements below.

General.    The agreements require our executives to devote their entire time and attention to the business and affairs of Kennametal while they are employed.

Term.    There is no predetermined term. Each executive entered into the agreement upon

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commencing duties as an executive officer of our Company.

Compensation.    Except as noted below, the executive officer’s base salary, size of bonus award, if any, and any other compensation for services are not specified under the agreements but rather are determined by the Compensation Committee upon the commencement of employment and assignment of the executive to a salary band. Thereafter, the Compensation Committee makes determinations regarding base salary, incentive awards, and all other components of compensation as described in this CD&A.

Non-competition/non-disclosure.     Unless we provide prior consent in writing, if an executive voluntarily terminates his or her employment or we terminate his or her employment for cause, then for three years after the date of termination, the executive officer cannot, in any geographic area in which Kennametal is offering its services and products: (a) directly or indirectly engage in; or (b) assist or have an active interest in; or (c) enter the employ of, or act as agent for, or advisor or consultant to, any entity which is or is about to become directly or indirectly engaged in any business that is competitive with any business of the Company or any of our subsidiaries or affiliates in which the executive is or was engaged. The non-competition provisions do not apply if we terminate an executive without cause. However, in case of termination for any reason, the executive officer cannot disclose any of our confidential or trade secret information.

Assignment of Inventions.    Each executive officer must assign to us all inventions conceived or made during his or her employment with Kennametal.

Termination.    The executive officer’s employment may be terminated by either party at any time, for any reason or no reason at all; provided, that the Company may only terminate an executive officer’s employment with the approval and authorization of the Board.

Severance.    If, with Board authorization, we involuntarily terminate an executive officer’s employment prior to a change in control and not for cause, the executive is entitled to 12 months of severance in the form of salary continuation.

Our executive officers are not entitled to severance under any other termination scenario outside of a change in control context.

Change in Control.    Under certain circumstances, the agreements provide for payments to an executive officer if his employment is terminated after a change of control. See “Termination Conditions and Arrangements” below and the “Potential Payments upon Termination or Change in Control” section of this Proxy Statement for a more detailed discussion.

Termination Conditions and Arrangements

In a non-change in control context, our executive employment agreements provide for severance if the executive’s employment is terminated by us without “cause.” Additional details regarding the severance provisions and potential payments to our NEOs outside of a change in control context can be found in the “Potential Payments upon Termination or Change in Control” section.

Our executive employment agreements, stock and incentive plans and certain of our retirement and post-employment plans contain change in control provisions. The change in control provisions in the executive employment agreements are applicable only for those executives that have entered into these agreements, which includes each of our NEOs. The provisions of our incentive plans and retirement plans are applicable to a broader base of our employees and include all those who participate in those plans. We include these provisions because we believe they help to align executive, Company, and shareowner interests. If we evaluate a possible transaction, we want our management to focus on the potential fit with our corporate goals and strategy and the creation of long-term value for our shareowners. We believe that change in control protections enable our management to consider corporate transactions objectively and to decide whether they are in the best interests of the Company and its shareowners without undue concern over whether the transactions may jeopardize future employment.

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The change in control protections under our executive employment agreements only provide payments upon the occurrence of a “double trigger.” For severance benefits to be “triggered,” a change in control must take place and an executive must be involuntarily terminated by us (other than for “cause” or Disability (as defined in the employment agreements)) or must voluntarily leave for “good reason” within 36 months following the change in control (or, for Mr. Nolan, 24 months). For additional information concerning the change in control arrangements for our NEOs, see the “Potential Payments upon Termination or Change in Control” section of this Proxy Statement.

Elimination of partial excise tax gross-up in new agreements.    For executives joining the Company prior to May 2011, their employment agreements provide for a payment adjustment if, due to excise taxes imposed by Section 4999 of the Internal Revenue Code of 1986, as amended (the “Code”), the executive’s net after-tax benefits are less than intended under the cash severance component described above. Executive officer employment agreements entered into after May 2011 do not provide for any partial excise tax gross-up provisions.

Recoupment of Awards and Incentive Payments

In any case where there has been an allegation of fraud or misconduct, the Board of Directors would investigate and carefully review the facts and circumstances of the alleged misconduct before determining the appropriate course of action. If, after completing its investigation, the Board were to determine that an employee or officer did engage in fraudulent behavior or misconduct, the Board would take appropriate action, which could include, among other things, termination of employment, institution of legal proceedings against the wrongdoer, or bringing the misconduct to the attention of the proper authorities. If the misconduct results in a material restatement of the Company’s financial results, then the Board, in addition to the above remedies, may also seek repayment of any bonus received for the period restated, seek repayment of gains realized as a result of exercising stock options awarded for the period restated, or cancel any outstanding stock options or other equity or incentive compensation.

The Company also incorporates restrictive covenants (prohibiting working for competitors for a period following separation from employment and disclosure of confidential or proprietary information) into the executive employment agreements, and the ERP. If the Board of Directors determines that a violation of any one of these covenants has occurred, it may, in its discretion, discontinue any future payments and/or take appropriate legal action to recoup amounts paid under these programs.

Tax, Accounting, and Regulatory Considerations

We consider the effect of tax, accounting and other regulatory requirements in designing and implementing compensation programs, and while these factors may impact plan designs, ultimately decisions reflect the pay strategy of the Company and the program intent.

Section 162(m) of the Code imposes a $1 million limit on the amount that a public company may deduct for compensation paid to the Company’s Chief Executive Officer or any of the Company’s three other most highly compensated executive officers, other than the Chief Financial Officer, who are employed as of the end of the year. This limitation does not apply to compensation that meets the requirements under Section 162(m) for “qualifying performance-based” compensation (i.e., compensation paid only if the individual’s performance meets pre-established objective goals based on performance criteria approved by shareowners). For 2016, the payout of annual bonuses under the Prime Bonus Plan, excepting amounts conditioned solely on the performance of individual goals, and LTI awards, if any, were intended to satisfy the requirements for deductible compensation. However, there can be no assurance that any amounts paid under such compensation programs will be deductible under Section 162(m). Our Compensation Committee or Board also may design programs and structure and provide incentive compensation that is not “performance-based” for purposes of Section 162(m) and therefore not deductible for federal income tax purposes

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to the extent that non-deductible compensation is in excess of the $1 million limitation.

Tools and Analytics

The Compensation Committee utilizes various tools and analytics provided by both Pay Governance and our internal management and human resources personnel to execute its duties. These tools and analyses provide internal and external context and perspective to assist the Compensation Committee with its decision making process. The Compensation Committee reviews and considers the following information, as appropriate, when making compensation decisions:

•	Total compensation tally sheets and pay histories for the CEO and executive officers;

•	CEO and executive officer competitive assessments for all elements of pay;

•	Realizable pay-for-performance and value sharing assessments versus our peer group;

•	Dilution and share utilization assessments, projections and comparisons;

•	Equity expense comparisons versus our peer group;

•	Incentive design and vehicle prevalence analyses;
•	Internal goal setting and achievement analyses;

•	Compensation policy and practices risk assessment;

•	Executive retention analyses;

•	Annual and long-term incentive plan performance and progress updates;

•	Executive perquisite prevalence analyses; and

•	Other ad hoc analyses performed at the Compensation Committee’s direction.

The information above is reviewed either annually or by special request of the Compensation Committee.

Compensation for Non-Employee Directors

The Nominating/Corporate Governance Committee has responsibility for the review and oversight of non-employee director compensation. The role of the Nominating/Corporate Governance Committee in this context is explained in further detail in the “Ethics and Corporate Governance” section of this Proxy Statement. The compensation of non-employee directors in 2015 is described more fully in the “Board of Directors Compensation and Benefits” section of this Proxy Statement.

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COMPENSATION COMMITTEE REPORT

Compensation Committee Report

The Compensation Committee (“we” or “the committee”) recommends an overall compensation policy to the Board, has direct responsibility for matters relating to compensation of the executive officers, advises the Board regarding management succession, and administers the Company’s equity compensation plans and deferred compensation plans. Management has the primary responsibility for the Company’s financial statements and reporting process, including the disclosure of executive compensation. With this in mind, we have reviewed and discussed with management the Compensation Discussion and Analysis section of this Proxy Statement. Based on that review and discussion, we have recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement for filing with the Securities and Exchange Commission.

Compensation Committee

Steven H. Wunning, Chair

Philip A. Dur

William J. Harvey

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Analysis of Risk Inherent in our Compensation Policies and Practices

During 2016, the Compensation Committee directed our management to work with Pay Governance to conduct a risk assessment of all of our compensation policies and practices to ensure that they do not foster risk taking above the level of risk associated with our business model. Based upon that review and a review by management of the Company’s internal controls, the Compensation Committee has concluded that the Company’s compensation programs do not encourage executives or other employees to take inappropriate risks that are reasonably likely to have a material adverse effect on the Company. The Compensation Committee based its conclusion on a variety of factors, including the following specific aspects of the Company’s compensation practices:

•	The Prime Bonus Plan is based on balanced performance metrics that promote disciplined progress towards longer-term Company goals;
•	We do not offer significant short-term incentives that might drive high-risk investments at the expense of long-term Company and shareowner value;

•

At the senior management and executive levels, our compensation programs are weighted towards offering long-term incentives that reward sustainable long-term performance, especially when considering our share ownership guidelines and vesting requirements; and

•

All of our compensation awards are capped at reasonable and sustainable levels, as determined by a review of our economic position and prospects, as well as the compensation offered within our peer group and by comparable companies.

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Executive Compensation Tables

The tables and discussion below show the compensation paid to our NEOs for Fiscal 2016.

Summary Compensation Table (2016, 2015, 2014)

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(4)	All Other Compensation ($)(5)	Total ($)
Ronald M. De Feo	2016	405,303	200,000	558,473	558,627	521,035		12,090	2,255,528
President and Chief	2015
Executive Officer	2014
Jan Kees van Gaalen	2016	450,000		960,919	316,499	145,950	285,120	41,042	2,199,530
Vice President and	2015
Chief Financial Officer	2014
Judith L. Bacchus	2016	330,386		715,660	198,868	55,989	131,571	37,998	1,470,472
Vice President and Chief	2015	317,433	102,000	649,684	90,203	82,065	127,434	36,680	1,405,499
Human Resources Officer and	2014
Corporate Relations Officer
Charles M. Byrnes	2016	224,432	—	345,629	345,624	73,902	68,104	17,164	1,074,855
Vice President and President	2015		—
Industrial Business Segment	2014		—
Peter A. Dragich	2016	399,956		600,499	256,470	152,637	176,110	25,581	1,611,253
Vice President and President	2015
Infrastructure Business	2014
Segment
Martha Fusco	2016	239,012		316,949	150,001	36,093	43,362	38,546	823,963
Chief Financial Officer (interim)	2015	227,591	76,000	307,504	58,257	41,123	42,514	35,581	788,570
VP Finance and Corporate	2014
Controller
Donald A. Nolan	2016	544,432		2,001,987	854,998			396,684	3,798,101
Former President and	2015	562,500	400,000	999,992	724,797	360,360	234,005	37,811	3,319,465
Chief Executive Officer	2014

Notes and Supplemental Tables to the Summary Compensation Table

(1)	These amounts reflect the aggregate grant date fair value of stock awards granted in the fiscal years noted calculated in accordance with FASB ASC Topic 718 (excluding the effect of estimated forfeitures). Please refer to Note 17 to the financial statements included in Kennametal’s Annual Report on Form 10-K for 2016 for a discussion of additional assumptions used in calculating grant date fair value. The amounts included in this column for Fiscal 2016 include restricted stock unit and performance stock unit awards. The values included for such performance stock unit awards reflect the payout of such awards at target. If these awards were to be paid out at the maximum amount, the value of these awards for Mr. van Gaalen, Ms. Bacchus, and Messrs. Dragich and Nolan would be $1,099,804, $666,134, $859,062 and $2,863,959 respectively. Messrs. De Feo and Byrnes and Ms. Fusco did not receive performance unit awards. For information with respect to the individual restricted stock unit awards and performance stock unit awards made for Fiscal 2016, please see the 2016 Grants of Plan-Based Awards Table. All of Mr. Nolan’s 2016 Stock Awards and two-thirds of his 2015 Stock Awards were forfeited due to his cessation from employment with the Company in February 2016. The amounts for Mr. De Feo do not include awards granted to him in his capacity as an independent director prior to his appointment as President and Chief Executive Officer, which amounts are reflected in the 2016 Non-Employee Director Compensation Table on page 25.

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(2)	These amounts reflect the aggregate grant date fair value of stock option awards granted in the fiscal years noted calculated in accordance with FASB ASC Topic 718 (excluding the effect of estimated forfeitures). Please refer to Note 17 to the financial statements included in Kennametal’s Annual Report on Form 10-K for 2016 for a discussion of additional assumptions used in calculating grant date fair value. All of Mr. Nolan’s 2016 Option Awards and two-thirds of his 2015 Option Awards were forfeited due to his cessation from employment with the Company in February 2016. The amounts for Mr. De Feo do not include awards granted to him in the capacity as an independent director prior to his appointment as President and Chief Executive Officer, which amounts are reflected in the 2016 Non-Employee Director Compensation Table on page 25.

(3)	These amounts are cash payments earned by the NEOs under the Prime Bonus Program, which is discussed in further detail in the CD&A section of this Proxy Statement. For Mr. De Feo, the dollar amount reported in this column for 2016 includes $171,035 paid as Component (1) of his award (relating to the Company’s performance) and $350,000 paid as Component (2) of his award (relating to his individual strategic performance goals).

(4)	These amounts reflect the aggregate increase in the actuarial present value of the NEO’s accumulated benefits under all pension plans established by us. The total expressed for each NEO includes amounts that the NEO may not currently be entitled to receive because those amounts are not vested. The pension plan for which amounts may be included is the ERP, as applicable to the individual. For Mr. Nolan, his ERP benefit decreased by $234,005 resulting in a zero net total change in the value. Please refer to the discussion following the 2016 Pension Benefits Table for a more detailed description of the ERP. We do not provide preferential or above-market earnings on deferred compensation.

(5)	The following table describes each component of the All Other Compensation column:

Supplemental Table to the Summary Compensation Table

Name	Perq./ Other Benefits ($)(a)	Contributions to Thrift Plus Plan ($)(b)	Life Insurance ($)(c)	Total ($)
Ronald M. De Feo	3,120	8,970	0	12,090
Jan Kees van Gaalen	25,000	12,825	3,217	41,042
Judith L. Bacchus	20,000	16,912	1,086	37,998
Charles M. Byrnes	5,000	12,164	0	17,164
Peter A. Dragich	0	20,920	4,661	25,581
Martha Fusco	20,000	18,246	300	38,546
Donald A. Nolan	388,341	8,343	0	396,684

(a)	This column includes the $20,000 perquisite allowance provided by the Company to the NEOs, except Messrs. De Feo, Byrnes and Dragich. The first $10,000 installment was paid in December 2015 and the second $10,000 installment was paid in June 2016. For Mr. De Feo, $3,120 represents moving expenses as he is not eligible for a perquisite allowance as CEO. For Mr. Byrnes, this amount represents a moving allowance in the amount of $5,000. For Mr. Nolan, this amount represents severance benefits in the amount of $382,500 for continuation of base salary and $5,841 for continuation of medical benefit coverage.

(b)	This column includes our contributions on behalf of the NEO under the TPP. Please see the discussion included in the “Retirement Plans” section of the CD&A for more details about the TPP.

(c)	This column includes income imputed to the NEOs based upon premiums paid by us to secure and maintain a term life insurance policy for the NEO while such person remains an active employee of the Company.

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2016 Grants of Plan-Based Awards

		Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(1)				Estimated Future Payouts Under Equity Incentive Plan Awards(3)			All Other Stock Awards: Number of Shares of Stock or Units(4) (#)	All Other Option Awards: Number of Securities Underlying Option(5) (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards(6) ($)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)		Threshold (#)	Target (#)	Maximum (#)
Ronald De Feo		202,500	405,000	810,000
				350,000	(2)
	2/4/2016									128,716	19.03	558,627
	2/4/2016								29,347			558,473
Jan Kees Van Gaalen		216,600	432,000	864,000
	9/1/2015									48,918	29.00	316,499
	9/1/2015								7,276			211,004
	9/1/2015					9,095	18,190	36,380				549,902
	9/1/2015								6,897			200,013
Judith L. Bacchus		82,862	165,724	331,448
	8/1/2015									27,506	31.69	198,868
	8/1/2015								4,184			132,591
	8/1/2015					5,226	10,459	20,918				333,067
	3/1/2016								11,979			250,002
Charles M. Byrnes		78,210	156,420	312,840
	12/15/2015									70,970	20.71	345,624
	12/15/2015								16,689			345,629
Peter A. Dragich		147,000	294,000	588,000
	8/1/2015									35,473	31.69	256,470
	8/1/2015								5,395			170,968
	8/1/2015					6,744	13,488	26,976				429,531
Martha Fusco		42,000	84,000	168,000
	8/1/2015									20,747	31.69	150,001
	8/1/2015								4,733			149,989
	3/1/2016								8,000			166,960
Donald A. Nolan		550,800	1,101,600	2,203,200
	8/1/2015									118,257	31.69	854,998
	8/1/2015								17,987			570,008
	8/1/2015					22,484	44,967	89,934				1,431,979

Notes and Supplemental Tables to the 2016 Grants of Plan-Based Awards Table

(1)	These columns reflect the possible payouts under the Prime Bonus Plan, which is described more fully in the “Annual Incentives” section of the CD&A. The amounts presented in these columns reflect the amounts that could have been earned for 2016 based upon the level of achievement of the performance goals underlying such awards. Actual Prime Bonuses earned for 2016 are included in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table. For Messrs. De Feo and Byrnes, the amounts have been pro-rated based on their respective hire dates.

(2)	This row reflects the portion of Mr. De Feo’s annual cash incentive award granted under the Prime Bonus Plan, which is based on his individual performance, including achievement of certain strategic and operational goals (as described in the “Annual Incentives” section of the CD&A).

(3)

These columns reflect the performance stock unit awards granted in August and September 2015 under the 2010 Plan. The amounts presented in these columns reflect the number of shares of our capital stock which could be earned over the course of the applicable performance period based

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upon the level of achievement of the performance goals underlying such awards. A description of our performance stock units is set forth in the “Long-Term Incentives” section of the CD&A.

(4)	This column reflects the number of restricted stock units awarded to the NEOs in 2015 and 2016 under the 2010 Plan. A description of our restricted stock units is set forth in the “Long-Term Incentives” section of the CD&A. The amounts for Mr. De Feo do not include awards granted to him in his capacity as an independent director prior to his appointment as President and Chief Executive Officer, which amounts are reflected in the Non-Employee Director Compensation Table on page 25.

(5)	This column reflects the number of shares underlying the stock options awarded to the NEOs in 2015 and 2016 under the 2010 Plan. A description of the stock option awards is set forth in the “Long-Term Incentives” section of the CD&A. The amounts for Mr. De Feo do not include awards granted to him in his capacity as an independent director prior to his appointment as President and Chief Executive Officer, which amounts are reflected in the Non-Employee Director Compensation Table on page 25.

(6)	The amounts reported in this column represent the grant date fair value of each equity-based award as determined pursuant to FASB ASC Topic 718 (disregarding any estimates of forfeitures). Please refer to Note 17 to the financial statements included in Kennametal’s Annual Report on Form 10-K for 2016 for a discussion of additional assumptions used in calculating grant date fair value. The values reported in this column for the performance stock unit awards granted in August 2015 were calculated at target. For Messrs. De Feo and Byrnes, the amounts have been pro-rated based on their respective hire dates.

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Outstanding Equity Awards at Fiscal Year End 2016

	Option Awards(1)					Stock Awards(1)
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Grant Date		Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(2)
Ronald De Feo(3)	2/4/2016	0	128,716	19.03	2/4/2026
						2/4/2016		29,347	648,862
Totals		0	128,716					29,347	648,862
Jan Kees Van Gaalen	9/1/2015	0	48,918	29.00	9/1/2025
						9/1/2015		6,897	152,493
						9/1/2015	(a)	7,276	160,872
						9/1/2015	(b)	0	0	18,190	402,181
Totals		0	48,918					14,173	313,365	18,190	402,181
Judith L. Bacchus	8/1/2011	5,778	0	38.95	8/1/2021
	8/1/2012	5,510	1,837	36.76	8/1/2022
	8/1/2013	3,481	3,482	45.24	8/1/2023
	8/1/2014	2,136	6,411	42.13	8/1/2024
	8/1/2015	0	27,506	31.69	8/1/2025
						8/1/2012		408	9,021
						8/1/2013	(a)	774	17,113
						8/1/2013	(b)	910	20,120
						8/1/2014	(a)	1,425	31,507
						8/1/2014	(b)	506	11,188	1,900	42,009
						9/1/2014		6,106	135,004
						8/1/2015	(a)	4,184	92,508
						8/1/2015	(b)	0	0	7,322	161,889
						3/1/2016		11,979	264,856
Totals		16,905	39,236					26,292	581,317	9,222	203,898
Charles Byrnes	12/15/2015	0	70,970	20.71	12/15/2025
						12/15/2015		16,689	368,994
Totals		0	70,970					16,689	368,994
Peter Dragich	8/1/2013	3,979	3,979	45.24	8/1/2023
	8/1/2014	2,136	6,411	42.13	8/1/2024
	8/1/2015	0	35,473	31.69	8/1/2025
						8/1/2013	(a)	884	19,545
						8/1/2013	(b)	1,040	22,994
						8/1/2014	(a)	1,425	31,507
						8/1/2014	(b)	506	11,188	1,900	42,009
						9/1/2014		6,669	147,452
						8/1/2015	(a)	5,395	119,283
						8/1/2015	(b)	0	0	9,443	208,785
Totals		6,115	45,863					15,919	351,969	11,343	250,794

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ANALYSIS OF RISK INHERENT IN OUR COMPENSATION POLICIES AND PRACTICES

	Option Awards(1)					Stock Awards(1)
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Grant Date		Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(2)
Martha Fusco	8/1/2011	5,894	0	38.95	8/1/2021
	8/1/2012	1,582	1,582	36.76	8/1/2022
	8/1/2013	2,569	2,570	45.24	8/1/2023
	8/1/2014	1,380	4,140	42.13	8/1/2024
	8/1/2015	0	20,747	31.69	8/1/2025
						8/1/2012		527	11,652
						8/1/2013	(a)	857	18,948
						8/1/2014	(a)	1,380	30,512
						3/1/2015		4,929	108,980
						8/1/2015	(a)	4,733	104,647
						3/1/2016		8,000	176,880
Totals		11,425	29,039					20,426	451,619
Donald A. Nolan		0	0					0	0
Totals		0	0					0	0	0	0

Notes and Supplemental Tables to “Outstanding Equity Awards at Fiscal Year 2016 End” Table

(1)	Vesting Information:

Grant Date	Vesting Schedule
8/1/2011	The restricted stock unit awards and stock option awards granted on this date vest 25% each year over four years beginning on the first anniversary of the grant date.

8/1/2012	The restricted stock unit awards and stock option awards granted on this date vest 25% each year over four years beginning on the first anniversary of the grant date. The performance stock unit awards granted on this date are subject to annual performance conditions and may be earned 1/3 each year over a three-year period if the performance conditions for each particular year are satisfied. The threshold performance conditions underlying Year 1 (Fiscal 2013), Year 2 (Fiscal 2014) and Year 3 (Fiscal 2015) of the performance period for these awards were not achieved and therefore no performance stock units were earned for those years.

8/1/2013	(a) The restricted stock unit awards and stock option awards granted on this date vest 25% each year over four years beginning on the first anniversary of the grant date.

(b) The performance stock unit awards granted on this date are subject to annual performance conditions and may be earned 1/3 each year over a three-year period if the performance conditions for each particular year are satisfied. The performance conditions underlying Year 1 (Fiscal 2014) of the performance period for these awards were deemed earned by the Compensation Committee as of June 30, 2014. The threshold performance conditions underlying Year 2 (Fiscal 2015) and Year 3 (Fiscal 2016) of the performance period for those awards were not achieved and therefore no performance stock units were earned for those years. Performance stock units that are deemed earned for any given fiscal year remain subject to an additional service condition that requires the executive to be employed by us through the payment date following the 3-year performance period. The

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ANALYSIS OF RISK INHERENT IN OUR COMPENSATION POLICIES AND PRACTICES

Grant Date	Vesting Schedule
number of performance stock units which have been deemed earned under these awards by the Compensation Committee (but remain unvested) are reported in the “Number of Shares or Units of Stock That Have Not Vested” column.

8/1/2014	(a) The restricted stock unit awards and stock option awards granted on this date vest 25% each year over four years beginning on the first anniversary of the grant date.

(b) The performance stock unit awards granted on this date are subject to annual performance conditions and may be earned 1/3 each year over a three-year period if the performance conditions for each particular year are satisfied. The performance conditions underlying Year 1 (Fiscal 2015) of the performance period for these awards were deemed earned by the Compensation Committee as of June 30, 2015. The threshold performance conditions underlying Year 2 (Fiscal 2016) of the performance period for this award were not achieved and therefore no performance stock units were earned for that year. Performance stock units that are deemed earned for any given fiscal year remain subject to an additional service condition that requires the executive to be employed by us through the payment date following the 3-year performance period. The number of performance stock units which have been deemed earned under these awards by the Compensation Committee (but remain unvested) are reported in the “Number of Shares or Units of Stock That Have Not Vested” column. The number of performance stock units which remain subject to performance conditions have been included in the “Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That have Not Vested” column based on achieving target performance goals. The number of performance stock units which remain subject to performance conditions (for Fiscal 2017) have been included in the “Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That have Not Vested” column based on the threshold amount that may be earned. In the event that the performance conditions are not met for Fiscal 2017 (similar to Fiscal 2016), then no performance stock units will be earned for Fiscal 2017.

8/1/2015	(a) The restricted stock unit awards and stock option awards granted on this date vest 1/3 each year over three years beginning on the first anniversary of the grant date.

(b) The performance stock unit awards granted on this date are subject to annual performance conditions and may be earned 1/3 each year over a three-year period if the performance conditions for each particular year are satisfied. The threshold performance conditions underlying Year 1 (Fiscal 2016) of the performance period for this award were not achieved and therefore no performance stock units were earned for that year. Performance stock units that are deemed earned for any given fiscal year remain subject to an additional service condition that requires the executive to be employed by us through the payment date following the 3-year performance period. The number of performance stock units which remain subject to performance conditions have been included in the “Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That have Not Vested” column based on achieving target performance goals.

(2)	Market value is calculated using the closing price of our common stock on June 30, 2016 ($22.11).

(3)	The amounts do not include equity awards granted to Mr. De Feo as an independent director prior to his appointment as President and Chief Executive Officer, which amounts are included in the Supplemental Table to 2016 Non-Employee Director Compensation Table on page 26.

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ANALYSIS OF RISK INHERENT IN OUR COMPENSATION POLICIES AND PRACTICES

Option Exercises and Stock Vested In 2016

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(2)(3)
Ronald M. De Feo(4)	—	—	974	30,866
Jan Kees van Gaalen	—	—	—	—
Judith L. Bacchus	—	—	3,625	109,402
Charles M. Byrnes	—	—	—	—
Peter A. Dragich	—	—	5,841	169,474
Martha Fusco	—	—	3,548	94,670
Donald A. Nolan			7,016	202,482

Notes and Supplemental Tables to Option Exercises and Stock Vested in 2016 Table

(1)	These values represent the difference between the market price of the underlying shares at exercise and the exercise price of the options multiplied by the number of shares acquired on exercise.

(2)	These values represent the aggregate dollar amount realized upon vesting. The value is calculated by multiplying the number of shares of stock that vested by the market value of the shares on the vesting date.

(3)	In connection with the vesting of restricted stock unit awards, our NEOs surrendered shares to satisfy tax withholding requirements, which reduced the actual value they received upon vesting. The number of shares surrendered and the corresponding value of those shares is shown below.

(4)	Reflects amounts granted to Mr. De Feo as an independent director prior to his appointment as President and Chief Executive Officer.

Name	Number of Shares Surrendered for Tax Withholding	Value of Shares Surrendered ($)
Ronald M. De Feo	—	—
Jan Kees van Gaalen	—	—
Judith L. Bacchus	1,131	34,120
Charles M. Byrnes	—	—
Peter A. Dragich	1,834	53,201
Martha Fusco	1,185	31,017
Donald A. Nolan	2,356	67,994

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ANALYSIS OF RISK INHERENT IN OUR COMPENSATION POLICIES AND PRACTICES

The following table shows benefits our NEOs are entitled to under our retirement programs, which are described more fully in the narrative that follows and in the CD&A section of this Proxy Statement.

2016 Pension Benefits

Name	Plan Name	Number of Years Credited Service (#)	Present Value of Accumulated Benefit(1) ($)	Payments During Last Fiscal Year ($)
Ronald M. De Feo	ERP	N/A	—	—
Jan Kees van Gaalen	ERP	0.8	285,120	—
Judith L. Bacchus	ERP	5.1	545,145	—
Charles M. Byrnes	ERP	0.5	68,104	—
Peter A. Dragich	ERP	3.7	456,091	—
Martha Fusco	ERP	6.6	251,570	—
Donald A. Nolan	ERP	N/A	—	—

Notes to 2016 Pension Benefits Table

(1)	The accumulated benefit is based on the NEO’s historical compensation, length of service, the plan’s provisions, and applicable statutory and regulatory requirements. The present value has been calculated assuming the NEO will remain in service until age 62 for the ERP. Vesting schedules under the plans are disregarded for purposes of these calculations. Refer to note 13 to the financial statements in Kennametal’s 2016 Annual Report for a discussion of additional assumptions used in calculating the present value.

2016 Nonqualified Deferred Compensation

As of June 30, 2016, Mr. De Feo had a balance in the Directors Stock Incentive Plan under which he deferred cash director fees for deferred stock credits, which will entitle him to receive shares of common stock on a deferred payment date. The aggregate balance reported below for Mr. De Feo represents the value of his deferred stock credits as of June 30, 2016 which is not reported as compensation in the Summary Compensation Table.

Name	Executive Contributions in Last FY ($)	Registrant Contributions in Last FY ($)	Aggregate Earnings in Last FY(1) ($)	Aggregate Withdrawals/ distributions ($)	Aggregate Balance at Last FYE ($)
Ronald M. De Feo	33,360	—	10,544	—	307,519

Notes to 2016 Nonqualified Deferred Compensation Table

(1)	Represents dividend equivalents which are not reflected as compensation for 2016 in the Summary Compensation Table.

Retirement Programs

Qualified Defined Contribution Plan.    The TPP is a defined contribution plan that the Company established to encourage investment and savings for eligible Kennametal employees and employees of certain subsidiaries. Eligible employees may elect to contribute a portion of their salary to the plans, and the Company may match 50% of employee contributions up to 6% of base salary. Matching contributions can be in the form of cash or Kennametal stock.

Beginning January 1, 2004, the Company: (a) makes a contribution to the employee’s TPP account in an amount equal to 3% of the

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ANALYSIS OF RISK INHERENT IN OUR COMPENSATION POLICIES AND PRACTICES

employee’s eligible compensation (salary and, if applicable, bonus) (this contribution may be in the form of Kennametal stock or cash); and (b) may make an annual discretionary cash contribution of up to 3% of eligible compensation based on the Company’s overall performance for the fiscal year. The employee contributions, Company contributions and earnings thereon are invested and ultimately paid out in accordance with elections made by the participant. See the Summary Compensation Table and accompanying notes for more information about Company contributions to the NEOs.

Non-Qualified Plans.    Our ERP, a non-qualified retirement plan, provides a formula-based benefit to our NEOs that is payable on a lump sum basis. The amount of the benefit is based upon an executive’s accrued benefit percentage (which varies by age) and compensation (base salary together with Prime Bonus target awards averaged for the three most recent fiscal years). ERP benefits vest once an executive’s accrued benefit percentage reaches 150%. If an executive terminates employment prior to reaching age 62, then the accrued benefit percentage is reduced to reflect the accrued benefit percentage that was applicable to the executive two years prior to the date of termination.

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EQUITY COMPENSATION PLANS

Equity Compensation Plans

Our equity compensation plans are summarized below. Grant practices and related information are generally described in the CD&A section of this Proxy Statement.

Kennametal Inc. Stock and Incentive Plan of 2010 (as Amended and Restated October 22, 2013 and as further amended January 27, 2015).    The A/R 2010 Plan, a shareowner approved plan, provides for the granting of nonstatutory and incentive stock options, incentive bonus awards, performance share awards, performance stock unit awards, restricted stock awards, restricted stock unit awards, stock appreciation rights, share awards, stock unit awards and other share-based awards. The aggregate number of shares available for issuance under the A/R 2010 Plan as of June 30, 2016 was 5,146,559.

The “Prior Stock Plans” consist of the 2002 Plan, which was a shareowner approved plan that provided for the granting of nonstatutory and incentive stock options and certain share awards. Although options and restricted stock units are outstanding under the 2002 Plan, no further awards may be made under this plan.

The Performance Bonus Stock Plan of 1995, as amended and restated on December 30, 2008 (the “Bonus Stock Plan”) provided for the issuance of not more than 1,500,000 shares. The Bonus Stock Plan permits certain persons (including management and/or senior executives of the Company or its subsidiaries) who participate in the Kennametal

Inc. Annual Incentive Plan, as amended, and certain other performance-based bonus compensation plans to (i) elect to receive shares of the Company’s capital stock in lieu of all or any portion of cash bonus compensation owed to such person; and/or (ii) elect to have stock credits, in lieu of all or any portion of cash bonus compensation owed to such person, credited to an account established for such person by the Company. Although the Bonus Stock Plan allows for both options, the Company currently only offers participants the option to elect stock credits. Pursuant to the Bonus Stock Plan, the number of shares or stock credits to be distributed to a participant under the Bonus Stock Plan is equal to the number of shares of the Company’s capital stock that could have otherwise been purchased with the amount of cash bonus compensation that the participant elected to defer based on the fair market value of the Company’s capital stock on the date that the cash bonus compensation would have otherwise been paid to such person.

The Directors Stock Incentive Plan, which is a non-shareowner approved plan, provides for the issuance of not more than 400,000 shares. The plan allows any non-employee director to elect to receive shares of our capital stock in lieu of all or a portion of any Board or committee compensation that is otherwise payable to such non-employee director in any plan year or to receive stock credits for any Board or committee compensation that is deferred for any plan year pursuant to the Deferred Fee Plan.

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EQUITY COMPENSATION PLANS

The following table sets forth information about our equity compensation plans as of June 30, 2016.

Equity Compensation Plan Information

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights A(1)	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights B(2)	Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column A) C
Equity compensation plans approved by shareowners(3)	3,699,253	$36.08	5,146,559
Equity compensation plans not approved by shareowners(4)	169,754		63,070
TOTAL	3,869,007	$36.08	5,209,629

(1)	This column also includes stock credits issued under the Bonus Stock Plan and Directors Stock Incentive Plan, restricted stock units granted under the 2002 Plan and the 2010 Plan, performance stock units granted at target under the 2002 Plan and the 2010 Plan, which are then adjusted from target to units deemed earned based on the results of the annual performance period. For a description of the stock credits issued under the Bonus Plan see “Equity Compensation Plans” above. For a description of the stock credits issued under the Directors Stock Incentive Plan, see “Equity Compensation Plans” above and “Board of Directors Compensation and Benefits — Overview of Director Compensation — Directors Stock Incentive Plan.” For a description of the restricted stock units and performance stock units issued under the 2002 Plan and the 2010 Plan, see the CD&A section of this Proxy Statement.

(2)	The calculations of the weighted average exercise prices shown in this column do not include stock credits issued under the Bonus Stock Plan or the Directors Stock Incentive Plan, restricted stock units issued under the 2002 Plan and the 2010 Plan or performance stock units issued under the 2002 Plan and the 2010 Plan.

(3)	This row includes information related to (i) the 2002 Plan; (ii) the 2010 Plan; (iii) the A/R 2010 Plan; and (iv) the Bonus Stock Plan. As noted above, no further grants may be made from the 2002 Plan. As of June 30, 2016, the number of securities available for future issuance under the A/R 2010 Plan, other than upon the exercise of options, warrants or rights was 5,016,141, of which 3,402,144 can be granted as full value awards. The number of shares available for future issuance under the Bonus Stock Plan is 130,418.

(4)	This row includes information related to the Directors Stock Incentive Plan. For a description of the Directors Stock Incentive Plan, see “Equity Compensation Plans” above.

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POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

Potential Payments Upon Termination or
Change in Control

In certain circumstances, our Officer’s Employment Agreement (the “Employment Agreement”) provides for post-termination payments to our NEOs upon termination of employment and/or in the event of a change in control. The material provisions of the Employment Agreement are described in the CD&A section of this Proxy Statement. Under the Employment Agreement, the amount a NEO would receive upon termination of his employment depends on the reason for his or her termination and whether the termination is in connection with a change in control. Our stock and incentive plans and programs, and certain of our retirement plans also include change in control provisions. The following discussion explains the effects of termination, both within and outside of the context of a change in control, under the Employment Agreement, our stock and incentive plans and programs, and our applicable retirement plans.

Termination of Employment —Outside of a Change in Control

Termination Provisions under the Employment Agreement

Select definitions.    The terms set forth below generally have the following meanings under the Employment Agreement and as used in this discussion:

“Change in Control” — means a change in control transaction of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A promulgated under the Securities Exchange Act of 1934, as amended. Transactions that would be deemed a Change in Control include:

•	A merger with any other corporation or entity other than one in which we own all of the outstanding equity interests;

•	A sale of all or substantially all of our assets; and

•	The acquisition of 25% or more of the outstanding shares of Kennametal or the voting power of the outstanding voting securities of Kennametal together with or followed by a change in our Board’s composition such that a majority of the Board’s members does not include those who were members at the date of the acquisition or members whose election or nomination was approved by a majority of directors who were on the Board prior to the date of the acquisition.

“Cause” — generally means that the executive: (a) is guilty of malfeasance, willful misconduct or gross negligence in the performance of his duties; or (b) has not made his services available to Kennametal on a full-time basis; or (c) has breached the non-competition provisions of the Employment Agreement.

“Date of Termination” — generally means: (a) if executive’s employment is terminated due to his death or retirement, the date of death or retirement, respectively; or (b) if executive’s employment is terminated for any other reason, the date on which the termination becomes effective as stated in the written notice of termination given to or by the executive.

“Good Reason” — generally means the occurrence of any of the following at or after a Change in Control: (a) a material diminution of responsibilities or such executive’s reporting responsibilities, titles or offices, as in effect immediately prior to a Change in Control; (b) a material reduction in base salary as in effect immediately prior to any Change in Control; (c) failure to provide comparable levels of incentive compensation; (d) a material reduction in benefit programs; (e) failure to obtain the assumption of the Employment Agreement by any successor Company; (f) the relocation of the executive to a facility more than 50 miles from present location; or (g) any purported termination of the executive by Kennametal, which is not for Cause or as a result of the executive’s death.

Cash Severance.    We do not pay severance to any executive officer whose employment is terminated by us for Cause or who voluntarily terminates his employment. If we terminate a NEO’s employment prior to a

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Change in Control and without “Cause,” the NEO becomes entitled to a continuation of base salary for 12 months as severance pay, in addition to all amounts due them at the Date of Termination (as defined in their employment agreement). Any severance pay will be paid in substantially equal installments, no less frequently than monthly, in accordance with the Company’s established payroll policies and practices as in effect on the Date of Termination on fixed payment dates following separation from service, and is conditioned upon the effectiveness of a general release of claims by the executive.

•	For all NEOs —

•	Severance amounts are payable in accordance with our established payroll policies.

•	We may discontinue severance payments if we determine the executive has violated any provision of the Employment Agreement (including the three-year non-competition provision).

•	Executives are not entitled to severance under any termination scenario other than a termination by us without “Cause” prior to a Change in Control.

Termination Provisions Under Our Equity Compensation Plans and Programs

We provide equity-based (LTI) and, in the past, have provided cash-based (Cash LTIP) long-term incentive awards for executives. (Please see the discussion in the CD&A section of this Proxy Statement for further details of these programs.) LTI awards are granted under the A/R 2010 Plan; however, certain of our NEOs also have restricted stock or stock option awards that are outstanding under the 2002 Plan and the 2010 Plan, before the A/R 2010 Plan was adopted.

2002 Plan — The 2002 Plan does not provide for additional benefits in the event of termination of employment except in the case of death, disability and retirement.

•	Death and Disability:

•

Stock Option Awards — All options become fully vested and exercisable in full as of the date the awardee’s employment is terminated, with such options being exercisable for a period the lesser of three years or the remaining original option term.

•

Restricted Stock Awards and Restricted Stock Unit Awards — All unvested restricted shares and restricted stock units become fully vested and all restrictions lapse as of the date of the awardee’s employment is terminated.

•

Performance Stock Unit Awards — In the event an awardee’s employment is terminated during the performance period on account of death or disability, the service condition applicable to such awards will be waived. For completed fiscal years, the awardee will be entitled to receive payment for any performance stock units that have been earned based on the achievement of the performance conditions applicable to such fiscal year. For fiscal years not completed, the performance conditions will be deemed to have been achieved at the target level and the awardee will be deemed to have earned for each such fiscal year a number of performance stock units that were able to be earned for such fiscal year at the target level. In the event an awardee’s employment is terminated during the period between the end of the performance period and the payment date on account of death or disability, the service condition applicable to the award will be waived and the awardee will be entitled to receive payment for any performance stock units that have been earned based on the achievement of the performance conditions prior to the date of death or disability (as described in this section).

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POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

•	Retirement:

•

Stock Option Awards — Unvested stock options continue to vest in accordance with their original vesting schedule for a two-year period following termination, with such options being exercisable for a period following termination of the lesser of three years or the remaining original option term. Any remaining unvested stock options are forfeited after the expiration of the two-year period.

•

Restricted Stock Awards and Restricted Unit Awards — All unvested restricted shares and restricted stock units become fully vested and all restrictions lapse as of the date of the awardee’s employment is terminated.

•

Performance Stock Unit Awards — In the event a retirement eligible awardee’s employment is terminated on account of retirement during the performance period, the amount of a performance stock unit award to be paid, if any, will be determined as follows. For completed fiscal years, the awardee will be entitled to receive payment for any performance stock units that have been earned based on the achievement of the performance conditions applicable to such fiscal year. For the fiscal year in which the termination occurs, the awardee will be entitled to receive a pro rata portion of the performance stock units that have been earned based on the ratio of the number of months the awardee was employed during the performance period to the total number of months in the performance period. All other performance stock units granted under the award, including performance stock units that could have been earned for fiscal years after the fiscal year in which the termination occurred, will be cancelled and forfeited without payment by the Company.

•

Non-Competition Provisions in the 2002 Plan:    Under the 2002 Plan, the right to exercise a stock option or vest in any restricted shares or restricted stock units is conditioned on compliance with certain non-competition provisions during employment and for two years after employment ends. Further, if the NEO received or is entitled to the delivery or vesting of stock during the last 12 months of employment or during the 24 months following termination, the Board of Directors may require the executive to forfeit the shares if it deems the executive engaged in Injurious Conduct (as defined in the plan documents).

A/R 2010 Plan — The A/R 2010 Plan does not provide for additional benefits in the event of termination of employment except in the case of death, disability and retirement.

•	Death and Disability:

•

Stock Option Awards — all options become fully vested and exercisable in full as of the date the awardee’s employment is terminated, with such options being exercisable for a period the lesser of three years or the remaining original option term.

•

Restricted Stock Awards and Restricted Stock Unit Awards — all unvested restricted shares and restricted stock units become fully vested and all restrictions lapse as of the date of the awardee’s employment is terminated.

•

Performance Stock Unit Awards — In the event an awardee’s employment is terminated during the performance period on account of death or disability, the service condition applicable to such awards will be waived. For completed fiscal years, the awardee will be entitled to receive payment for any performance stock units that have been earned based on the achievement of the performance conditions applicable to such fiscal year. For fiscal years not completed, the performance conditions will be deemed to have

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been achieved at the target level and the awardee will be deemed to have earned for each such fiscal year a number of performance stock units that were able to be earned for such fiscal year at the target level. In the event an awardee’s employment is terminated during the period between the end of the performance period and the payment date on account of death or disability, the service condition applicable to the award will be waived and the awardee will be entitled to receive payment for any performance stock units that have been earned based on the achievement of the performance conditions prior to the date of death or disability (as described in this section).

•	Retirement:

•

Stock Option Awards — all options become fully vested and exercisable in full as of the date the awardee’s employment is terminated, with such options being exercisable for a period the lesser of three years or the remaining original option term.

•

Restricted Stock Awards and Restricted Stock Unit Awards — all unvested restricted shares and restricted stock units become fully vested and all restrictions lapse as of the date of the awardee’s employment is terminated.

•

Performance Stock Unit Awards — In the event a retirement eligible awardee’s employment is terminated on account of retirement during the performance period, the amount of a performance stock unit award to be paid, if any, will be determined as follows. For completed fiscal years, the awardee will be entitled to receive payment for any performance stock units that have been earned based on the achievement of the performance conditions applicable to such fiscal year. For the fiscal year in which the termination occurs, the awardee will be entitled to receive a pro rata portion of the performance stock units that have been earned based on the ratio of the number of complete months the awardee was employed during the performance period to the total number of months in the performance period. All other performance units granted under the award, including performance stock units that could have been earned for fiscal years after the fiscal year in which the termination occurred, will be cancelled and forfeited without payment by the Company.

•

Non-Competition Provisions in the A/R 2010 Plan:    Under the A/R 2010 Plan, the right to exercise a stock option or vest in any restricted shares, restricted stock units or performance stock units is conditioned on compliance with certain non-competition provisions during employment and for two years after employment ends. Further, if the NEO received or is entitled to the delivery or vesting of stock during the last 12 months of employment or during the 24 months following termination, the Board of Directors may require the executive to forfeit the shares if it deems the executive engaged in Injurious Conduct (as defined in the plan documents).

Termination Provisions Under Certain of Our Retirement Plans

We maintain various retirement programs including the RIP, the TPP (a 401(k) plan) and the ERP. (Please see the discussion of “Retirement Plans” in the CD&A section for additional details regarding these retirement programs.) Not all executive officers participate in each plan. There are no additional benefits provided to the NEOs in the event of a termination of employment prior to a Change in Control. The right to receive benefits under the ERP are conditioned on certain non-competition and non-solicitation provisions applicable during employment and for the three-year period following termination. If the Compensation Committee determines that a violation of the provisions has occurred and the violation is not corrected within the allotted time, the executive forfeits any right to future payments under the

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POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

ERP. The Committee is authorized to take legal action to recover benefits that have already been paid.

Termination of Employment — In Connection with a Change in Control

Termination Provisions under the Employment Agreement — Change in Control

Cash severance pay.    For Mr. De Feo, he does not receive any severance in the event of a Change in Control. With regard to other NEO’s, if an NEO employment is terminated upon a Change in Control or within three years after a Change in Control, either by the executive for Good Reason or by the employer other than for Cause or disability, the executive will receive in cash as severance pay an amount equal to the product of:

(i) the lesser of:

(x) 2 and eight tenths (2.8),

(y) a number equal to the number of calendar months remaining from the Date of Termination to the executive’s retirement date (defined in the Employment Agreement), divided by twelve (12), or

(z) a number equal to the product obtained by multiplying thirty-six (36) less the number of completed months after the date of the Change in Control during which the executive was employed and did not have Good Reason for termination, times one-twelfth (1/12)

times

(ii) the sum of (x) and (y) below:

(x) executive’s base salary at the annual rate in effect on the Date of Termination (or, if greater, at the annual rate in effect on the first day of the calendar month immediately prior to Change in Control), plus

(y) the average of any bonuses which executive was entitled to or paid during the three most recent fiscal years ending prior to the Date of Termination or, if the executive is employed for less than one year, the target bonus for the year in which the termination occurred.

Continuation of medical and welfare benefits.    For a three-year period following the Date of Termination, each NEO other than Mr. De Feo will receive the same or equivalent medical, dental, disability and group insurance benefits that he or she received at the Date of Termination.

•

To the extent that the benefits cannot be provided by law or plan provision, the Company will make a payment to the executive equal to the difference between the amounts that would have been paid under the programs and the amount paid, if any, by the executive.

Partial excise tax gross-up.    The Company will provide a payment adjustment if, due to excise taxes imposed by Section 4999 of the Internal Revenue Code of 1986, as amended, the executive’s net after-tax benefits are less than intended under the cash severance component described above.

•

This calculation is determined by assessing the total after-tax value of all benefits provided upon a Change in Control. To the extent that the after-tax benefit is less than the cash severance payment, an additional payment is made to the executive that will permit the executive to receive the full intended benefit of the cash severance pay, as determined on an after-tax basis.

Termination Provisions Under Our Equity Compensation Plans and Programs — Change in Control

Equity-based and other cash-based long-term incentive awards.    The following provisions apply to previously granted and outstanding awards in the event of a Change in Control.

2002 Plan — Unless the Board determines otherwise by resolution prior to a Change in Control, in the event of a Change in Control, all options will become exercisable in full immediately prior to the Change in Control and all restricted shares, restricted stock units, performance stock units and Cash LTIP awards will become immediately vested and all restrictions on those awards will lapse immediately prior to the Change in Control. In

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POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

addition, all options held by an employee who is terminated for any reason during the two years following a Change in Control will immediately vest in full and may be exercised at any time within the three-month period following the date of termination (regardless of the expiration date of the option). Similarly, all restricted shares, restricted stock units, performance stock units and Cash LTIP awards held by an employee who is terminated for any reason during the two years following a Change in Control will automatically vest and all restrictions will lapse.

2010 Plan and A/R 2010 Plan — Unless the Board determines otherwise by resolution, in the event of a Change in Control, all options will become exercisable in full immediately prior to the Change in Control and all restricted shares, restricted stock units, performance stock units and Cash LTIP awards will become immediately vested and all restrictions on those awards will lapse immediately prior to the Change in Control. For completed fiscal years, the awardee will be entitled to receive payment for any performance stock units that have been earned based on the achievement of the performance conditions applicable to such fiscal year. For fiscal years not completed, the performance conditions will be deemed to have been achieved at the target level and the awardee will be deemed to have earned for such fiscal year a number of performance stock units that were able to be earned for such fiscal year at the target level. In addition, all options held by an executive who is terminated for any reason during the two years following a Change in Control will immediately vest in full and may be exercised at any time within the three-month period following the date of termination (regardless of the expiration date of the option). Similarly, all restricted shares, restricted stock units, performance stock units and Cash LTIP awards held by an employee who is terminated for any reason during the two years following a Change in Control will automatically vest and all restrictions will lapse.

A/R 2010 Plan, as amended by Amendment No. 1 dated January 27, 2015 — The Compensation Committee believed it to be in the best interests of the Company to implement a “double-trigger” for LTIP awards made on or after January 27, 2015. Therefore, in order for restricted shares, restricted stock units, performance stock units and cash LTIP awards held by an employee who is terminated to automatically vest and all restriction to lapse, a change in control must take place and an executive must be involuntarily terminated by us or our successor (other than for “cause,” death, Disability or a voluntary termination by the employee for “good reason”) within 6 months prior to a change in control or within 2 years following a Change in Control. For additional information concerning the change in control arrangements for our NEOs, see the “Potential Payments upon Termination or Change in Control” section of this Proxy Statement.

Termination Provisions Under Our Retirement Plans — Change in Control

In the event of a Change in Control, each executive who is an employee at the time of a Change in Control will become 100% vested in the ERP (to the extent such executive’s benefits have not already vested); provided, however, that with or without a change in control, such amount would be reduced by a forfeiture of the last 24 months of credited service for a termination of employment prior to age 62. Receipt of the ERP benefits are conditioned upon compliance with the non-competition and non-solicitation provisions described above. However, under the ERP, if a participant’s employment is terminated (other than in connection with death or disability, and regardless of whether a Change in Control has occurred) prior to attainment of age 62, then the ERP provides that the participant will forfeit the last 24 months of credited service under the ERP. Similar to the A/R Plan amendment made on January 27, 2015, the Compensation Committee also amended the ERP to implement a “double-trigger” for benefits awarded on or after January 27, 2015. Therefore, in order for ERP benefits to automatically vest and all restrictions to lapse, a change in control must take place and an executive must be involuntarily terminated by us or our successor (other than for “cause,” death, Disability or a voluntary termination by the employee for “good reason”) within 6 months prior to a change in control or within 2 years following a Change in Control.

A Change in Control will not impact any rights of any executive under the TPP.

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POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

The following tables detail the incremental payments and benefits (above those already disclosed in this Proxy Statement) to which the NEOs would have been entitled under each termination of employment and change in control scenario, assuming the triggering event occurred on June 30, 2016. In addition, the actual amounts that may be payable to any other named executive officer on a separation from the Company can only be determined at the time of the actual separation and may differ from the amounts set forth in the tables below based on various factors. Please also see the footnotes to the tables below for additional information. The relevant information with respect to Mr. Nolan’s termination of employment is set forth separately in a narrative following the tables, as he was not employed by us on June 30, 2016. Also, fiscal year 2016 amounts earned by Mr. Nolan prior to his separation from service and amounts paid or payable in connection with his cessation of employment with the Company are included in the Summary Compensation Table, 2016 Grants of Plan Based Awards Table, 2016 Outstanding Equity Awards Table, 2016 Option Exercises and Stock Vested Table, 2016 Pension Benefits Table, and the related discussion above, including the CD&A.

Ronald M. De Feo	Non-Change in Control				Change in Control
Named Executive Officer Payments and Benefits	Involuntary Not For Cause Termination of Employment	Death	Disability	Retirement	Involuntary Not for Cause Termination of Employment by Company or by Executive for Good Reason	Without Termination of Employment
Severance(1)	$—	$—	$—	$—	$—	$—
Stock Options (CEO Grant Unvested)(2)	$396,445	$396,445	$396,445	$396,445	$396,445	$396,445
Stock Options (BOD Grant Unvested)(8)	$—	$—	$—	$—	$—	$—
Restricted Units (CEO Grant Unvested)(3)	$648,862	$648,862	$648,862	$648,862	$648,862	$648,862
Restricted Units (BOD Grant Unvested)(3)	$—	$48,465	$48,465	$—	$48,465	$48,465
Performance Units (Unvested)(3)	$—	$—	$—	$—	$—	$—
ERP(4)	$—	$—	$—	$—	$—	$—
Health & Welfare Benefits Continuation(5)	$—	$—	$—	$—	$—	$—
Life Insurance Proceeds(6)	$—	$—	$—	$—	$—	$—
Subtotals	$1,045,307	$1,093,772	$1,093,772	$1,045,307	$1,093,772	$1,093,772
Excise Tax and Gross-up(7)	$—	$—	$—	$—	$—	$—
Totals	$1,045,307	$1,093,772	$1,093,772	$1,045,307	$1,093,772	$1,093,772

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POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

Jan Kees van Gaalen	Non-Change in Control				Change in Control
Named Executive Officer Payments and Benefits	Involuntary Not For Cause Termination of Employment	Death	Disability	Retirement	Involuntary Not for Cause Termination of Employment by Company or by Executive for Good Reason	Without Termination of Employment
Severance(1)	$540,000	$—	$—	$—	$2,101,711	$—
Stock Options (Unvested)(2)	$—	$—	$—	$—	$—	$—
Restricted Units (Unvested)(3)	$—	$313,365	$313,365	$—	$313,365	$—
Performance Units (Unvested)(3)	$—	$281,527	$281,527	$—	$281,527	$—
ERP(4)	$—	$—	$—	$—	$—	$285,120
Health & Welfare Benefits Continuation(5)	$—	$—	$—	$—	$49,638	$—
Life Insurance Proceeds(6)	$—	$1,080,000	$—	$—	$—	$—
Subtotals	$540,000	$1,674,892	$594,892	$—	$2,746,241	$285,120
Excise Tax and Gross-up(7)	$—	$—	$—	$—	$—	$—
Totals	$540,000	$1,674,892	$594,892	$—	$2,746,241	$285,120

Judith L. Bacchus	Non-Change in Control				Change in Control
Named Executive Officer Payments and Benefits	Involuntary Not For Cause Termination of Employment	Death	Disability	Retirement	Involuntary Not for Cause Termination of Employment by Company or by Executive for Good Reason	Without Termination of Employment
Severance(1)	$331,448	$—	$—	$—	$1,062,542	$—
Stock Options (Unvested)(2)	$—	$—	$—	$—	$—	$—
Restricted Units (Unvested)(3)	$—	$550,008	$550,008	$—	$550,008	$192,644
Performance Units (Unvested)(3)	$—	$235,184	$235,184	$—	$235,184	$73,317
ERP(4)	$—	$—	$—	$—	$310,452	$545,145
Health & Welfare Benefits Continuation(5)	$—	$—	$—	$—	$21,268	$—
Life Insurance Proceeds(6)	$—	$650,000	$—	$—	$—	$—
Subtotals	$331,448	$1,435,192	$785,192	$—	$2,179,454	$811,106
Excise Tax and Gross-up(7)	$—	$—	$—	$—	$—	$—
Totals	$331,448	$1,435,192	$785,192	$—	$2,179,454	$811,106

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POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

Charles M. Byrnes	Non-Change in Control				Change in Control
Named Executive Officer Payments and Benefits	Involuntary Not For Cause Termination of Employment	Death	Disability	Retirement	Involuntary Not for Cause Termination of Employment by Company or by Executive for Good Reason	Without Termination of Employment
Severance(1)	$395,000	$—	$—	$—	$1,543,976	$—
Stock Options (Unvested)(2)	$—	$99,358	$99,358	$—	$99,358	$—
Restricted Units (Unvested)(3)	$—	$368,994	$368,994	$—	$368,994	$—
Performance Units (Unvested)(3)	$—	$—	$—	$—	$—	$—
ERP(4)	$—	$—	$—	$—	$—	$68,104
Health & Welfare Benefits Continuation(5)	$—	$—	$—	$—	$19,729	$—
Life Insurance Proceeds(6)	$—	$—	$—	$—	$—	$—
Subtotals	$395,000	$468,352	$468,352	$—	$2,032,057	$68,104
Excise Tax and Gross-up(7)	$—	$—	$—	$—	$—	$—
Totals	$395,000	$468,352	$468,352	$—	$2,032,057	$68,104

Peter A. Dragich	Non-Change in Control				Change in Control
Named Executive Officer Payments and Benefits	Involuntary Not For Cause Termination of Employment	Death	Disability	Retirement	Involuntary Not for Cause Termination of Employment by Company or by Executive for Good Reason	Without Termination of Employment
Severance(1)	$420,000	$—	$—	$—	$1,293,488	$—
Stock Options (Unvested)(2)	$—	$—	$—	$—	$—	$—
Restricted Units (Unvested)(3)	$—	$317,787	$317,787	$—	$317,787	$198,504
Performance Units (Unvested)(3)	$—	$284,909	$284,909	$—	$284,909	$76,191
ERP(4)	$—	$—	$—	$—	$175,419	$456,091
Health & Welfare Benefits Continuation(5)	$—	$—	$—	$—	$62,068	$—
Life Insurance Proceeds(6)	$—	$650,000	$—	$—	$—	$—
Subtotals	$420,000	$1,252,696	$602,696	$—	$2,133,671	$730,786
Excise Tax and Gross-up(7)	$—	$—	$—	$—	$—	$—
Totals	$420,000	$1,252,696	$602,696	$—	$2,133,671	$730,786

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POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

Martha Fusco	Non-Change in Control				Change in Control
Named Executive Officer Payments and Benefits	Involuntary Not For Cause Termination of Employment	Death	Disability	Retirement	Involuntary Not for Cause Termination of Employment by Company or by Executive for Good Reason	Without Termination of Employment
Severance(1)	$240,000	$—	$—	$—	$740,062	$—
Stock Options (Unvested)(2)	$—	$—	$—	$—	$—	$—
Restricted Units (Unvested)(3)	$—	$451,619	$451,619	$—	$451,619	$61,112
Performance Units (Unvested)(3)	$—	$—	$—	$—	$—	$—
ERP(4)	$—	$—	$—	$—	$175,142	$251,570
Health & Welfare Benefits Continuation(5)	$—	$—	$—	$—	$49,951	$—
Life Insurance Proceeds(6)	$—	$500,000	$—	$—	$—	$—
Subtotals	$240,000	$951,619	$451,619	$—	$1,416,774	$312,682
Excise Tax and Gross-up(7)	$—	$—	$—	$—	$—	$—
Totals	$240,000	$951,619	$451,619	$—	$1,416,774	$312,682

Footnotes to Potential Payments upon Termination or Change In Control Tables

(1)	Prior to a Change in Control, upon an involuntary, not for Cause termination, each named executive other than Mr. De Feo is assumed to receive the maximum severance payable under the provisions of his Employment Agreement (base salary for 12 months for each other named executive).

For purposes of these calculations, upon an involuntary termination, other than for Cause or disability, following a Change in Control, or termination by the named executive for Good Reason following a Change in Control, each named executive other than Mr. De Feo is assumed to receive the maximum severance payable under the provisions of his Employment Agreement calculated by multiplying (i) 2 and eight tenths (2.8), by (ii) the sum of (x) the executive’s base salary at the annual rate in effect on the Date of Termination (or, if greater, at the annual rate in effect on the first day of the calendar month immediately prior to Change in Control), plus (y) the average of any bonuses which executive was entitled to or paid during the three most recent fiscal years ending prior to the Date of Termination.

Other than Mr. De Feo, each named executive’s Employment Agreement provides that certain severance payments will be cut back to amounts that do not exceed each named executive officer’s respective safe harbor limit, as defined under the golden parachute rules of Internal Revenue Code Section 280G.

(2)	The amounts shown for each named executive represent for each of their stock options outstanding as of June 30, 2016 (all of which would have become fully vested and exercisable), the difference between the fair market value of the Company’s stock on June 30, 2016 (the last business day of Fiscal 2016) and the exercise price for such option set at the date of grant multiplied by the number of shares underlying such option.

At June 30, 2016, Messrs. van Gaalen, Byrnes and Dragich, and Ms. Fusco and Ms. Bacchus were not retirement eligible under the 2010 Plan and therefore would not have received accelerated vesting of their stock options upon retirement. Upon a termination of employment other than for “cause” Mr. De Feo’s stock options will continue to vest upon scheduled vesting dates.

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POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

(3)	The amounts shown for each named executive officer represent for each restricted unit award and each performance unit award that would have been subject to accelerated vesting, the fair market value of the Company’s stock on June 30, 2016 (the last business day of Fiscal 2016) multiplied by the number of shares that would have vested under each such award. With respect to the performance units outstanding (for which the applicable performance period had not been completed as of June 30, 2016), the number of shares reported represents the full number of performance units that were able to be earned for such fiscal year at the target level.

At June 30, 2016, Messrs. van Gaalen, Byrnes and Dragich, and Ms. Fusco and Ms. Bacchus were not retirement eligible under the 2010 Plan and therefore would not have received accelerated vesting of their restricted stock unit awards or their performance stock awards upon retirement. Upon a termination of employment other than for “cause” Mr. De Feo’s restricted unit awards will continue to vest upon scheduled vesting dates.

(4)	Upon a Change in Control, accrued benefits under the ERP will vest (to the extent not already vested).

Under the ERP, if a participant’s employment is terminated (other than in connection with death or disability, and regardless of whether a Change in Control has occurred) prior to attainment of age 62, then the ERP provides that the participant will forfeit the last 24 months of credited service under the ERP.

(5)	These benefits consist of continued medical, dental, group term life, long term disability benefits, and accidental death and dismemberment for three (3) years upon involuntary, not for Cause termination or upon termination by the executive for Good Reason in connection with a change in control, as provided under the terms of the executive employment agreements.

(6)	The company secures a life insurance policy for executive officers payable to the executive’s beneficiary upon the executive’s death.

(7)	These payments are only payable in the event that payments to the executive following a Change in Control result in excess parachute payments under IRC Section 280G. The Employment Agreement provides that any excise tax and gross up payments will equal only that amount required to assure that the executive receives payment at least equal to the expected severance payment without the executive incurring golden parachute excise tax out of pocket. The estimated calculations incorporate the following tax rates: IRC Section 4999 excise tax rate of 20 percent, a statutory 39.6 percent federal income tax rate, a 2.35 percent Medicare tax rate and a 3.07 percent state income tax rate. Due to the variables inherent in the golden parachute excise tax calculation, actual payment amounts may differ.

(8)	For Mr. De Feo, these amounts reflect Stock Options and Restricted Stock Units received while he was an Independent Director before 2016, which vest in equal annual installments over three years on the anniversary of the date of grant and which vest if a Director’s service is terminated following a Change in Control.

Separation Arrangements with Mr. Nolan

On February 3, 2016, Mr. Nolan’s employment with the Company terminated. The Company entered into a separation agreement with Mr. Nolan with respect to the terms of his separation from service. The agreement provided that Mr. Nolan would receive the benefits to which he was contractually entitled under the terms of the Officers Employment Agreement on a termination other than for cause, medical benefit continuation through December 31, 2016 and the cost of additional medical premiums through February 3, 2017. Mr. Nolan’s contractual arrangements include a severance payment of $918,000, pursuant to the Officers Employment Agreement, which is paid in installments over a one-year period, continued medical benefits through December 31, 2016 under the Company’s group medical coverage, and payment for the costs of additional medical premiums through February 3, 2017. Mr. Nolan retained the rights to stock options, restricted stock units and performance stock units that had already vested as of the date of his termination of employment, but all unvested stock options, restricted stock units and performance stock units as of the date of his termination of employment were forfeited.

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PROPOSAL III. NON-BINDING (ADVISORY) VOTE TO APPROVE THE COMPENSATION PAID TO THE COMPANY’S NAMED EXECUTIVE OFFICERS

Proposal III. Non-Binding (Advisory) Vote to Approve the Compensation Paid to the Company’s Named Executive Officers

Our shareowners have the opportunity to vote to approve on a non-binding, advisory basis, the compensation paid to our named executive officers as disclosed in the Compensation Discussion and Analysis and the Executive Compensation section of this Proxy Statement, as required by Section 14A of the Exchange Act. This “Say on Pay” vote is not intended to address any specific item of compensation, but rather the overall compensation of our NEOs and our compensation philosophy, policies and practices as disclosed in this Proxy Statement pursuant to the compensation disclosure rules of the SEC, including the CD&A and the compensation tables and narrative included in the Executive Compensation section of this Proxy Statement.

At our 2011 annual meeting of shareowners, the Company held an advisory (non-binding) vote to determine the frequency of future Say on Pay votes. Based on the voting results for this proposal at the 2011 annual meeting, the Board determined that the Say on Pay vote will be conducted annually until the next advisory vote is held to determine the frequency of the Say on Pay vote, which will occur no later than our 2017 annual meeting of shareowners.

We believe that our CD&A and other compensation disclosures included in this Proxy Statement evidence a sound and prudent compensation philosophy and set of policies and practices and that our compensation decisions are consistent with our “Pay for Performance” philosophy and related policies and practices. We also believe that the Company’s compensation programs effectively align the interests of our executive officers with those of our shareowners by tying a significant portion of our executives’ compensation to the Company’s performance and by providing a competitive level of compensation needed to recruit, retain and motivate talented executives critical to the Company’s long-term success.

For the foregoing reasons, we are asking our shareowners to indicate their approval, on an advisory basis, of the compensation paid to our NEOs as disclosed in this Proxy Statement pursuant to the compensation disclosure rules of the SEC, including the CD&A and the compensation tables and narrative following the CD&A. While this vote is non-binding, the Company values the opinions of its shareowners and will consider the outcome of the vote when making future decisions concerning executive compensation.

The compensation paid to our named executive officers, as disclosed in this Proxy Statement, will be approved (on a non-binding advisory basis) if the proposal receives the affirmative vote of at least a majority of the votes cast by shareowners present, in person or by proxy, at the meeting. Abstentions and broker non-votes will not be counted as votes cast either for or against the proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR (ON A NON-BINDING, ADVISORY BASIS) THE COMPENSATION PAID TO THE COMPANY’S NAMED EXECUTIVE OFFICERS.

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OWNERSHIP OF CAPITAL STOCK BY DIRECTORS, NOMINEES AND EXECUTIVE OFFICERS

Ownership of Capital Stock by Directors, Nominees and Executive Officers

The following table sets forth beneficial ownership information as of August 15, 2016 for our directors, nominees, NEOs and all directors and executive officers as a group.

Name of Beneficial Owner	Total Beneficial Ownership of Common Stock(1)(2)		Stock Credits(3)	Performance Unit Awards(4)	Restricted Units(5)	Total Ownership of Common Stock(6)
Cindy L. Davis	33,310		0	0	5,967	39,277
Ronald M. De Feo	119,581		13,909	0	30,506	163,996
Philip A. Dur	64,023		0	0	5,967	69,990
William J. Harvey	49,595		2,315	0	5,967	57,877
Timothy R. McLevish	126,289		18,589	0	0	144,878
William R. Newlin	84,981	(7)	108,615	0	0	193,596
William M. Lambert	0		0	0	4,808	4,808
Sagar A. Patel	0		0	0	0	0
Lawrence W. Stranghoener	75,467		46,181	0	0	121,648
Steven H. Wunning	82,125		12,044	0	5,967	100,136
Donald A. Nolan	1,000		0	0	0	1,000
Martha Fusco	35,511		0	0	17,434	52,945
Judith L. Bacchus	42,722		0	9,728	22,212	74,662
Charles M. Byrnes	0		0	0	16,689	16,689
Peter A. Dragich	30,459		0	11,849	11,658	53,966
Jan Kees van Gaalen	0		0	12,733	14,173	26,906
Directors and Executive Officers as a Group (22 persons)	1,048,293		201,653	63,359	197,145	1,510,450

(1)	No individual beneficially owns in excess of one percent of the total shares outstanding. Directors and executive officers as a group beneficially owned 3% of the total shares outstanding as of August 15, 2016. Unless otherwise noted, the shares shown are subject to the sole voting and investment power of the person named.

(2)	In accordance with SEC rules, this column also includes shares that may be acquired pursuant to stock options that are or will become exercisable within 60 days of August 15, 2016 as follows: Mr. De Feo, 55,999 shares; Mr. Dur, 48,999 shares; Mr. Harvey, 41,999 shares; Mr. McLevish, 55,999 shares; Mr. Newlin, 67,326 shares; Mr. Stranghoener, 55,999 shares; Mr. Wunning, 55,999 shares; Ms. Davis, 27,999; Ms. Bacchus, 31,788; Ms. Fusco; 22,587 and Mr. Dragich, 22,065 shares.

(3)	This column represents shares of common stock to which the individuals are entitled pursuant to their election to defer fees or bonuses as stock credits under the Directors Stock Incentive Plan, the Prime Bonus Plan or its predecessor, the Performance Bonus Stock Plan, the 2002 Plan, the 2010 Plan, or the A/R 2010 Plan.

(4)

This column represents FY15/FY16 performance stock units that have been deemed earned by the Compensation Committee, but remain subject to the continued service condition of such awards. Holders of these performance stock units have neither voting power nor investment power over these units, so they are not included in the “Total Beneficial Ownership” amounts included in the table. We show them because we include them in ownership calculations for internal purposes and

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OWNERSHIP OF CAPITAL STOCK BY DIRECTORS, NOMINEES AND EXECUTIVE OFFICERS

they count towards the satisfaction of ownership requirements under our Stock Ownership Guidelines.

(5)	This column represents restricted stock units that were awarded to executives and directors under the 2002 Plan, the 2010 Plan and the A/R 2010 Plan. Holders of restricted stock units have neither voting power nor investment power over these units, so they are not included in the “Total Beneficial Ownership” amounts included in the table. We show them because we include them in ownership calculations for internal purposes and they count towards the satisfaction of ownership requirements under our Stock Ownership Guidelines.

(6)	This column includes the shares reported in the “Total Beneficial Ownership” column, as well as the stock credits, performance stock unit awards and the restricted stock units columns. These numbers (excluding the options that will become exercisable within 60 days which are included in the “Total Beneficial Ownership” amounts included in the table) are used for purposes of determining compliance with our Stock Ownership Guidelines.

(7)	Of this amount, 52,140 shares are pledged as collateral for a loan. These pledged shares are jointly held with Mr. Newlin’s wife (over which he and his wife exercise shared voting and investment power).

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PRINCIPAL HOLDERS OF VOTING SECURITIES

Principal Holders of Voting Securities

As of February 16, 2016, the following table sets forth each person or entity that may be deemed to have beneficial ownership of more than 5% of our outstanding capital stock based upon information that was available to us as of June 30, 2016 in addition to the information in the filings as indicated in the footnotes below.

Name and Address of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned	Percent of Outstanding Capital Stock
Ariel Investments, LLC.(1)	10,602,518	13.30%
200 East Randolph Street Suite 2900 Chicago, IL 60601
Artison Partners, LP(2)	4,745,616	6.00%
875 Wisconsin Ave Suite 800 Milwaukee, WI 53202
The Vanguard Group, Inc.(3)	5,265,671	6.61%
100 Vanguard Blvd. Malvern, PA 19355
BlackRock Inc.(4)	5,336,233	6.70%
55 East 52nd Street New York, NY 10055
Janus Capital Management, LLC(5)	5,386,205	6.80%
151 Detroit Street Denver, CO 80206

(1)	Based solely on information included in Form 13G filed with the SEC on February 12, 2016 by Ariel Investments LLC, Ariel Investments LLC had sole voting power with respect to 10,008,883 and sole dispositive power with respect to 10,602,518 shares.

(2)	Based solely on information included in Form 13G filed with the SEC on February 2, 2016. Artison Partners Asset Management, Inc. had shared voting power with respect to 4,526,045, and shared dispositive power with respect to 4,745,616 shares.

(3)	Based solely on information included in Form 13G filed with the SEC on February 10, 2016, The Vanguard Group, Inc. had sole voting power with respect to 57,585, shared voting power with respect to 4,600, sole dispositive power with respect to 5,208,286, and shared dispositive power with respect to 57,385 shares.

(4)	Based solely on information included in Form 13G filed with the SEC on February 10, 2016 by BlackRock Inc., BlackRock Advisors LLC, BlackRock Fund Advisors, BlackRock Institutional Trust Company, N.A. and BlackRock Investment Management, LLC, BlackRock Inc. had sole voting power with respect to 5,055,077 shares and sole dispositive power with respect to 5,336,233 shares.

(5)	Based solely on information included in Form 13G filed with the SEC on February 16, 2016, Janus Capital Management LLC had sole voting power with respect to 4,010,227 and shared voting power with respect to 1,375,978 and sole dispositive power with respect to 4,010,227 and shared dispositive power with respect to 1,375,978 shares.

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PROPOSAL IV. APPROVAL OF THE KENNAMETAL INC. ANNUAL INCENTIVE PLAN

Proposal IV. Approval of the Kennametal Inc.
Annual Incentive Plan

We are asking shareowners to approve the Kennametal Inc. Annual Incentive Plan (previously called the “Management Performance Bonus Plan” or the “Prime Bonus Plan”) (hereinafter referred to as the “Annual Incentive Plan,” or the “AIP”) to ensure that the AIP remains in compliance with the shareowner approval requirements of Section 162(m) of the Code. Section 162(m) of the Code limits the amount of annual compensation in excess of $1 million that may be deducted by a public company for each of its Chief Executive Officer and three other highest-paid executive officers other than the Chief Financial Officer. Certain types of compensation are not subject to the limit, including compensation that is performance-based within the meaning of the Internal Revenue Service regulations. In order to qualify for this performance-based exception under Section 162(m) of the Code, certain requirements must be met including, without limitation, the requirement that plans which provide for performance-based compensation must be periodically reapproved by shareowners. The Board has adopted non-material amendments to the terms and conditions of the AIP that were previously approved by shareowners.

As previously discussed in the CD&A section of this proxy statement, the Compensation Committee has granted awards under the AIP for Fiscal 2017. The payout of these awards are subject to the shareowners’ approval of the Kennametal Inc. Annual Incentive Plan. Therefore, if the Kennametal Inc. Annual Incentive Plan is not reapproved by the shareowners, the Company will not make any payments under this plan with respect to these awards or any future awards.

The Board believes the AIP advances the interests of the Company and its shareowners by providing incentives to key employees with significant responsibility for achieving performance goals critical to the success and growth of the Company. The AIP is designed to: (i) promote the attainment of the Company’s significant business objectives; (ii) encourage and reward management teamwork across the

Company; and (iii) assist in the attraction and retention of employees vital to the Company’s long-term success. The AIP is structured so as to permit the Company to provide cash incentive bonuses that are deductible for U.S. federal income tax purposes without the limitations imposed by Section 162(m) of the Code.

Because our executive officers are eligible to receive awards under the AIP, they may be deemed to have a personal interest in the adoption of this proposal. The complete text of the AIP is set forth in Appendix B to this Proxy Statement. A summary of the key provisions of the AIP is set forth below.

Administration.    The Compensation Committee administers the AIP. The Compensation Committee’s acts and authority with respect to the AIP are subject to the Compensation Committee’s charter and such other authority as may be delegated to the Compensation Committee by the Board. The Compensation Committee may, subject to the preceding sentence and with respect to participants whom the Compensation Committee determines are not likely to be subject to Section 162(m) of the Code, delegate such of its powers and authority under the AIP to the Company’s officers as it deems necessary or appropriate.

The Compensation Committee has full authority and discretion to determine, among other matters, eligibility for participation in the AIP, make awards under the plan, establish the terms and conditions of such awards (including performance goals and measures to be utilized) and to determine whether the performance goals applicable to any performance measures for any awards have been achieved. The Compensation Committee’s determinations under the AIP need not be uniform among all participants and may be applied to such participants as the Compensation Committee, in its sole discretion, considers necessary or appropriate. The Compensation Committee is authorized to interpret the AIP, to adopt administrative rules, regulations and guidelines for the plan, and may correct any defect, supply any omission or reconcile any inconsistency or conflict in the AIP

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or in any award made thereunder. The Compensation Committee will also have the authority and discretion to determine the extent to which awards under the AIP will be structured to conform to Section 162(m) of the Code and to take such action at the time such awards are granted to conform to such requirements.

Eligibility.    Officers and key employees of the Company (and any subsidiary entity or affiliate thereof) will be eligible to participate in the AIP. There are approximately 10 officers and approximately 645 other key employees of the Company who are currently eligible to participate in the AIP.

Incentive Compensation Awards.    The Compensation Committee may, in its discretion, make cash awards to eligible participants under the AIP. The amount of an award may be based on a percentage of such participant’s salary or such other methods as may be established by the Compensation Committee. Each award will be communicated to a participant and will state, among other matters, the terms and conditions of the award and the performance goals to be achieved. The maximum award that may be earned under the Plan by any Participant for a Performance Period (as defined in the AIP) covering one fiscal year or less (hereinafter “Annual Award”) shall not exceed USD $4,000,000; provided, however, if more than one Annual Award is outstanding for a Participant under the Plan for a given fiscal year, the foregoing limitation shall apply to the aggregate amount earned under all such Annual Awards. The maximum award that may be earned under the AIP by any Participant for each fiscal year (or portion thereof) contained in a Performance Period covering more than one fiscal year (hereinafter “Long-Term Award”) shall not exceed USD $4,000,000 (this limitation is separate from the limitation applicable to Annual Awards set forth in the preceding sentence); provided, however, if more than one Long-Term Award is outstanding for a Participant under the AIP for a given fiscal year, the foregoing limitation shall apply to the aggregate amount earned under all such Long-Term Awards. For purposes of the foregoing limitations, (i) the term “earned” means satisfying the applicable performance goals so that an amount becomes payable, without regard to whether it is to be paid currently or on a deferred basis or continues to be subject to any service requirement or other condition; and (ii) with respect to Long-Term Awards, an amount shall be deemed to be “earned” pro-rata over the applicable Performance Period.

With respect to awards that are intended to be performance-based compensation under Section 162(m) of the Code, each award will be conditioned on the Company’s achievement of one or more performance goals with respect to the performance measures established by the Compensation Committee. The Compensation Committee may, in its discretion, choose one or more of the following performance measures, subject to such modifications or variations as specified by the Compensation Committee and measured over a period of time as determined by the Compensation Committee: cash flow; cash flow from operations; earnings (including, but not limited to, earnings before interest, taxes, depreciation and amortization); earnings per share, diluted or basic; earnings per share from continuing operations; net asset turnover; inventory turnover; capital expenditures; debt; debt reduction; working capital; return on investment; return on sales; net or gross sales; market share; economic value added; cost of capital; change in assets; expense reduction levels; productivity; delivery performance; safety record; stock price; return on equity; total stockholder return; return on capital; return on assets or net assets; revenue; income or net income; operating income or net operating income; operating profit or net operating profit; gross margin, operating margin or profit margin; and completion of acquisitions, business expansion, product diversification, new or expanded market penetration and other non-financial operating and management performance objectives.

To the extent consistent with Section 162(m) of the Code and the regulations promulgated thereunder, the Compensation Committee may determine, at the time the performance goals are established, to appropriately adjust any evaluation of performance under a performance criteria to exclude the adverse affect of any of the following events that occur during a Performance Period: the impairment of tangible or intangible assets; litigation or claim judgments or settlements; changes in tax law, accounting

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principles or other such laws or provisions affecting reported results; business combinations, reorganizations and/or restructuring programs that have been approved by the Board; reductions in force and early retirement incentives; and any extraordinary, unusual, infrequent or non-recurring items separately identified in the financial statements and/or notes thereto in accordance with generally accepted accounting principles.

With respect to awards that are intended to be performance-based compensation under Section 162(m) of the Code, each award will be conditioned on the Company’s achievement of one or more performance goals in connection with performance measures established by the Compensation Committee. The Compensation Committee will establish in writing the performance goals, performance measures, and the method(s) of computing the amount of compensation that will be payable under the AIP to each participant if the performance goals are attained, not later than ninety (90) days after the beginning of the applicable Performance Period; provided, however, that for a Performance Period of less than one year, the Compensation Committee will take any such actions prior to the lapse of 25% of the Performance Period. In addition to establishing minimum performance goals below which no compensation will be payable pursuant to an award, the Compensation Committee, in its discretion, may create a performance schedule under which an amount less than or more than the target award may be paid so long as the performance goals have been achieved.

The Compensation Committee may also, in its sole discretion, establish such additional restrictions or conditions that must be satisfied as a condition precedent to the payment of all or a portion of any awards, which need not be performance-based and may include, among other matters, the receipt by the participant of a specified annual performance rating, continued employment by the participant and/or achievement of specified performance goals by the Company, business unit, or participant.

The Compensation Committee may, in its sole discretion, reduce the amount of any award to a participant if it concludes that such reduction is necessary or appropriate based on:

(i) an evaluation of such participant’s performance, (ii) comparisons with compensation received by other similarly situated individuals working within the Company’s industry, (iii) the Company’s financial results and conditions, or (iv) such other factors or conditions that the Compensation Committee deems relevant. Notwithstanding, the Compensation Committee may not use its discretionary authority to increase any award that is intended to be performance-based compensation under Section 162(m) of the Code.

Payment of Incentive Awards.    Awards will be paid as promptly as practicable (but in no event later than 2  1/2 months after the close of the fiscal year in which the Performance Period ends) after the Compensation Committee has certified in writing the extent to which the applicable performance goals and any other material terms have been achieved.

Termination of Employment.    Unless otherwise determined by the Compensation Committee, participants who have terminated employment with the Company prior to the actual payment of an award for any reason will forfeit any and all rights to payment under any awards then outstanding.

Amendment or Termination of the Annual Incentive Plan.    While the Company intends that the AIP will continue in force from year to year, the Company reserves the right to amend, modify, or terminate the AIP at any time; provided, that no such modification, amendment or termination will, without the participant’s consent, materially adversely affect the rights of such participant to any payment that has been determined by the Compensation Committee to be due and owing to the participant under the AIP but not yet paid. Any such action authorized under the terms of the preceding sentence may be taken by the Compensation Committee.

Notwithstanding, the Compensation Committee may at any time (without the participant’s consent) modify, amend or terminate any or all of the provisions of the AIP to the extent necessary to conform the provisions of the AIP with Section 409A of the Code or Section 162(m) of the Code or the regulations promulgated thereunder regardless of whether such modification, amendment or

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termination of the AIP will adversely affect the rights of a participant under the AIP.

Federal Income Tax Consequences.    When any part of an award is paid in cash to a participant, the participant will realize compensation taxable as ordinary income in an amount equal to the cash paid. The Company will generally be entitled to a deduction in the same amount and at the same time that the participant recognizes ordinary income.

Limitations on Company’s Deductions.    With certain exceptions, Section 162(m) of the Code limits the Company’s deduction for compensation in excess of $1 million paid to certain covered employees (generally the Company’s Chief Executive Officer and its three other highest-paid executive officers other than its Chief Financial Officer). Compensation paid to covered employees is not subject to the deduction limitation if it is considered “qualified performance-based compensation” within the meaning of Section 162(m) of the Code. If the Company’s shareowners approve the AIP, the Company believes that performance awards (intended to be treated as qualified performance-based compensation as defined in the Code) granted to covered employees under the AIP should satisfy the requirements of qualified performance-based compensation and therefore the Company may be entitled to a deduction with respect to the payment of such awards. However, with respect to awards that are not intended to be treated as, or do not otherwise qualify as, qualified performance-based compensation as defined in the Code, the deduction that the Company might otherwise receive with respect to such awards to covered employees may be disallowed.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL OF THE KENNAMETAL INC. ANNUAL INCENTIVE PLAN.

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PROPOSAL V. APPROVAL OF THE KENNAMETAL INC. 2016 STOCK AND INCENTIVE PLAN

Proposal V. Approval of the Kennametal Inc.
2016 Stock and Incentive Plan

The Company’s 2010 Stock and Incentive Plan (the “2010 Plan”) was amended and restated and approved by the Company’s shareowners on October 22, 2013. The 2010 Plan was further amended on January 27, 2015 to modify the definition of “Change in Control” and to eliminate single-trigger vesting of future awards. The 2010 Plan was renamed the 2016 Stock and Incentive Plan (the “2016 Plan”) and amended to reflect current best practices and subsequently adopted by the Board of Directors, upon recommendation by the Compensation Committee, on July 26, 2016, subject to shareowner approval.

The 2016 Plan is the only Company plan providing for the issuance of equity-based awards. The Compensation Committee of the Board of Directors, which administers the 2016 Plan, recommended the adoption of the 2016 Plan after reviewing the 2010 Plan and, based on that review, determining that an insufficient number of shares were available under the 2010 Plan to provide future grants of stock options and other share-based awards to the Company’s directors, officers and employees. As of June 30, 2016, approximately 5,146,559 shares remained available for issuance under the 2010 Plan.

The principal features of the 2016 Plan are summarized below. The summary is qualified in its entirety by the full text of the 2016 Plan, which is set forth as Appendix C to this Proxy Statement. The principal amendments were to increase by 3,500,000 the total number of shares of the Company’s common stock reserved for issuance as awards under the 2010 Plan, and to incorporate the “double-trigger” vesting provision in the Plan, under which awards do not automatically vest upon a change in control. To reflect current best practices the 2016 Plan also includes meaningful limits with respect to non-employee director awards. The individual per employee limits with respect to performance-based compensation were increased from the amounts in the 2010 Plan.

In connection with our Compensation Committee’s recommendation that the 2016

Plan be adopted to provide for additional authorized shares, the compensation consultant for the Compensation Committee prepared a review and analysis of the shareowner cost and burn rate of the additional shares and determined, on a preliminary basis, that the dilutive impact of outstanding awards, including the additional shares, is within certain investor-based guidelines. In addition, the compensation consultant presented a burn rate analysis over the prior three-year period estimating a burn rate of 2.62%, less than the industry cap for the Company of 3.15%. Share dilution was presented to our Compensation Committee for its review. The compensation consultant estimated that the new shares would be utilized in approximately three (3) years, assuming no cancellation of outstanding awards. In order to minimize the dilutive effect of the 2016 Plan, the Company will continue to utilize a fungible share design, whereby each share of common stock subject to an award that is not a stock option or stock appreciation right counts as 2.2 shares against the number of shares the Company has available for issuance under the 2016 Plan.

Our Compensation Committee and Board have determined that the adoption of the 2016 Plan is necessary in order to:

•	maintain and strengthen the Company’s ability to attract and retain key employees and directors, who are largely responsible for the Company’s overall financial performance;

•	support our strategy of using at-risk equity-based compensation (over fixed cash-based compensation) as a key component of employee and director compensation; and

•	provide incentives to our executive team in the form of equity-based awards that align their interests with those of our shareowners.

Absent shareowner approval, the 2016 Plan will not become effective and the 2010 Plan will continue in effect in its current form without any increase in shares or increase in per employee

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limits. As the 2016 Plan (like the predecessor 2010 Plan) is discretionary, it is not possible at present to determine the amount or form of any awards that will be granted or available for grant to any person in the future under the 2016 Plan. Because our executive officers and directors are eligible to receive awards under the 2016 Plan, they may be deemed to have a personal interest in the adoption of this proposal.

General

The following description is intended to summarize the material provisions of the 2016 Plan. The complete text of the 2016 Plan is attached as Appendix C to this Proxy Statement. To the extent the description below differs from the 2016 Plan text attached in Appendix C, the text of the 2016 Plan governs the terms and provisions of the 2016 Plan.

Administration.    The 2016 Plan will be administered by the Board of Directors and/or any committee appointed by the Board to administer the 2016 Plan (the “Plan Administrator”). The Compensation Committee will act as the Plan Administrator with respect to employee awards and the Board will act as the Plan Administrator with respect to non-employee director awards. Subject to the terms of the 2016 Plan, the Plan Administrator may select from any non-employee director, officer, employee or consultant those eligible individuals to whom awards may be granted. The Plan Administrator will determine the terms and conditions of the awards to be granted under the 2016 Plan, not to be inconsistent with the 2016 Plan, including any conditions which must be met in order for such award to have value. Additionally, the Plan Administrator may designate one or more officers or directors of the Company to act as a designated administrator under the plan, provided that (i) such designated administrator’s authority is limited to a fixed total number of shares that the administrator may grant pursuant to such designation, (ii) such designated administrator may not grant an award to himself or herself, and (iii) such designation shall otherwise comply with the requirements of Pennsylvania state law.

Eligibility.    Awards, in the form of stock options, stock appreciation rights, performance share awards, performance unit awards,

restricted stock awards, restricted unit awards, share awards, stock unit awards, other share based awards and incentive cash bonus awards may be granted under the 2016 Plan to officers and employees of the Company or any parent or subsidiary, including prospective officers and employees. There currently are approximately 10 officers and 255 other employees of the Company who may be eligible for discretionary grants generally under the 2016 Plan, including each of our named executives set forth in this proxy statement, although other employees are expected to receive awards under the 2016 Plan. Awards also may be made to consultants engaged by the Company or any parent or subsidiary under the 2016 Plan. No determination has been made as to the individuals to whom discretionary awards may be granted or the amount or terms and conditions of any such award that may be granted under the 2016 Plan in the future. Directors who are not employees of the Company are entitled under the 2016 Plan to receive annual grants of options for up to 40,000 shares, restricted stock or unit awards with a fair market value of up to $500,000 and performance share or unit awards with a fair market value of up to $500,000. Each new Director receives a stock option grant to purchase twice the number of shares provided in the stock option most recently granted to the Directors and a restricted stock or unit award based on the number of shares provided in the restricted stock or unit award most recently granted to the Directors, but pro-rated for the amount of the fiscal year remaining as of the first date of service. The options will be granted with an exercise price equal to the fair market value of the capital stock on the date of grant. The options and restricted stock or restricted unit awards for non-employee directors are subject to a three-year vesting period.

Shares Available for Issuance.    The 2016 Plan provides for the issuance of 3,500,000 additional shares of capital stock plus shares remaining available for issuance under the 2010 Plan immediately prior to shareowner approval of the 2016 Plan. The number of shares available to be issued under the 2016 Plan will be reduced by one share for each share that relates to an option or stock appreciation right award and by 2.22 shares for each share which

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relates to an award other than an option or stock appreciation right (a full-value award). To the extent that options granted under the 2016 Plan expire or terminate without being exercised or shares awarded under the 2016 Plan are forfeited or awards settled in cash in lieu of shares, such shares will be added back to the 2016 Plan on the same basis and subject to the same ratio that applied when such shares were granted and will increase the number of shares available for issuance under the 2016 Plan. To further limit the dilutive impact of shares proposed to be issued under the 2016 Plan, shares of capital stock of the Company delivered to the Company in payment of the exercise price of any award, shares delivered to or withheld by the Company to pay withholding taxes under the 2016 Plan and shares not issued upon the net settlement or net exercise of SARs, in each case, will not be added back to the 2016 Plan and will not be available for future grants under the 2016 Plan. The number of shares available under the 2016 Plan is subject to adjustment to prevent dilution or enlargement of rights. The shares may be either authorized and unissued shares or shares held in the treasury of the Company.

Stock Options.    The 2016 Plan provides for the Plan Administrator, in its discretion, to grant options either in the form of incentive stock options (“Incentive Stock Options”) qualified as such under the Code, or other options (“Nonstatutory Stock Options”). Only employees may receive Incentive Stock Options. See “Federal Income Tax Consequences” below for a summary of the differing tax consequences of Incentive Stock Options and Nonstatutory Stock Options. The aggregate fair market value of the shares with respect to which Incentive Stock Options are first exercisable by the optionee in any calendar year may not exceed the limitations, if any, imposed by Section 422(d) of the Code. Options designated as Incentive Stock Options in excess of such limitation automatically are reclassified as Nonstatutory Stock Options, as described in the 2016 Plan.

The price at which each share covered by an option granted under the 2016 Plan may be purchased will be determined in each case by the Plan Administrator, but may not be less than the fair market value thereof at the time the option is granted. Fair market value is defined to be the closing price for the capital stock of the Company as quoted on the New York Stock Exchange for such date. The Company’s stock had a closing per share price of $24.96 as of August 1, 2016.

An option may be exercised in whole at any time or in part from time to time within such period as may be determined by the Plan Administrator; provided, that the option period may not exceed ten years from the grant date of the option. Unless otherwise provided by the Plan Administrator, (i) if the optionee ceases to be employed by the Company or any of its subsidiaries by reason of the optionee’s voluntary termination or a termination of the optionee other than for cause, the option may be exercised only within three months after the termination of employment and within the original option period, (ii) if the optionee is a non-employee director who ceases to serve on the Board for any reason (including death, disability or retirement) other than for removal for cause, the option may be exercised only within three years after cessation of service and within the original option period, and (iii) if termination of employment was due to death, disability or retirement, as defined in the 2016 Plan, the option may be exercised within three years after the date of such termination and within the original option period. If an employee is terminated for cause or a non-employee director is removed for cause, the option shall terminate. If the optionee dies, the option may only be exercised by the optionee’s personal representatives or persons entitled thereto under the optionee’s will or the laws of the descent and distribution.

The option price of each share purchased pursuant to an option shall be paid in full at the time of each exercise of the option: (i) in cash; (ii) through a cashless exercise procedure in which a broker sells sufficient shares to deliver the exercise price to the Company; (iii) by net withholding of shares through relinquishment of options; (iv) by delivering to the Company previously-owned shares having an aggregate fair market value equal to the option price of the shares being purchased; or (v) through any combination of the foregoing.

Stock Appreciation Rights (“SAR”).    The 2016 Plan provides for the Plan Administrator, in

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its discretion, to grant stock appreciation rights, which is the right to receive an amount equal to the appreciation, if any, in the fair market value of a share of capital stock from the date of the grant of the right to the date of its payment, payable in cash, shares or stock units. Stock units are the right to receive shares in the future. No SAR may be granted with an exercise period which exceeds ten years.

Performance Share/Unit Awards.    The 2016 Plan provides for the Plan Administrator, in its discretion, to grant performance share awards or performance unit awards. A performance share award is the grant of a right to receive shares or stock units contingent on the achievement of certain performance or other objectives during a specified period, as established by the Plan Administrator. A performance unit award is a grant of a right to receive a designated dollar value amount of stock or stock units contingent on the achievement of certain performance or other objectives during a specified period, as established by the Plan Administrator. For awards intended to qualify as “performance-based compensation” under Section 162(m) of the Code, performance goals may be based on the following performance criteria: cash flow; cash flow from operations; earnings (including, but not limited to, earnings before interest, taxes, depreciation and amortization); earnings per share, diluted or basic; adjusted earnings per share, diluted or basic, as reported publicly by the Company; earnings per share from continuing operations; net asset turnover; inventory turnover; capital expenditures; debt; debt reduction; working capital; return on investment; return on sales; net or gross sales; market share; economic value added; cost of capital; change in assets; expense reduction levels; productivity; delivery performance; safety record; stock price; return on equity; total stockholder return; return on capital; return on assets or net assets; revenue; income or net income; operating income or net operating income; operating profit or net operating profit; gross margin, operating margin or profit margin; and completion of acquisitions, business expansion, product diversification, new or expanded market penetration, environmental metrics and other non-financial operating and management performance objectives. The criteria can be applied either individually, alternatively or in any combination, and subject to such modifications or variations as specified by the Plan Administrator, applied to either the Company as a whole or to a business unit or subsidiary or affiliate, either individually, alternatively or in any combination, and measured over a period of time including any portion of a year, annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous years’ results or to a designated comparison group, in each case as specified in the performance award. The specificity of any of the foregoing criteria does not restrict the use of any of the variations of the foregoing general criteria.

To the extent consistent with Section 162(m) of the Code and the regulations promulgated thereunder the Plan Administrator may determine, at the time the performance goals are established, to appropriately adjust any evaluation of performance under a Qualifying Performance Criteria to exclude the adverse effect of any of the following events that occurs during a performance period: (i) the impairment of tangible or intangible assets, (ii) litigation or claim judgments or settlements, (iii) the effect of changes in tax law, accounting principles or other such laws or provisions affecting reported results, (iv) business combinations, reorganizations and/or restructuring programs that have been approved by the Board, (v) currency fluctuations, (vi) reductions in force and early retirement incentives and (vii) any extraordinary, unusual, infrequent or non-recurring items that are reported publicly by the Company and/or described in management’s discussion and analysis of financial condition and results of operations or the financial statements and notes thereto appearing in the Company’s annual report to shareowners for the applicable year.

All such performance goals shall be established in writing no later than 90 days after the beginning of the applicable performance period; provided, however, that for a performance period of less than one year, the Committee shall take any such actions prior to the lapse of 25 percent of the performance period. In addition to establishing minimum performance goals below which no compensation shall be payable pursuant to a

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performance award, the Committee, in its sole discretion, may create a performance schedule under which an amount less than or more than the target award may be paid so long as the performance goals have been achieved.

Restricted Stock/Unit Awards.    The 2016 Plan provides for the Plan Administrator, in its discretion, to grant restricted stock or restricted unit awards. A restricted stock award is a grant of shares, and a restricted unit award is a grant of stock units, in each case subject to a risk of forfeiture or other restrictions which will lapse upon the achievement of one or more goals relating to completion of service by the grantee, or achievement of performance or other objectives, or a combination thereof, as determined by the Plan Administrator.

Restrictions on Awards.    Notwithstanding anything contained in the 2016 Plan, the Plan Administrator may not grant any option or SAR in substitution for an outstanding option or SAR except in connection with certain mergers, consolidations or reorganizations, as described in the 2016 Plan, and may not reprice options or SARs, unless the repricing is specifically approved by the Company’s shareowners. In addition, the Plan Administrator may not (with limited exceptions): (i) make a restricted stock/unit award or performance share/unit award vest earlier than over a three-year period; provided, however, the Plan Administrator may grant a restricted stock/unit award with a risk of forfeiture or restrictions that lapse upon the later to occur of (x) the date of achievement of one or more performance criteria and (y) the one year anniversary of the date of grant of such award; (ii) permit to lapse or waive restrictions applicable to any restricted stock/unit award or performance share/unit award; or (iii) grant any share/stock unit award to an officer or director other than in lieu of salary or cash bonus. The exceptions permit the granting of restricted stock/unit awards without the minimum vesting criteria for up to five percent of the shares available under the 2016 Plan, and the Committee may lapse or waive restrictions applicable to restricted stock/unit and performance share/unit awards in the case of death, disability, retirement, as each of disability and retirement are defined in the 2016 Plan, or involuntary termination by the Company without cause.

Allotment of Shares — Employees.    Not more than 1,000,000 shares may be awarded as options or SARs in any one fiscal year of the Company to any one eligible individual under the 2016 Plan subject to certain adjustments. Additionally, no eligible individual is permitted to receive awards that are intended to qualify as “performance-based compensation” under Section 162(m) of the Code, in excess of 1,000,000 shares (or $5,000,000 if the award is denominated in cash) in any fiscal year.

Change in Control.    The 2016 Plan provides that, unless the applicable award agreement provides otherwise, in the event the employment of a participant is terminated by the Company without “cause” or the participant terminates their employment for “Good Reason”, as defined in the 2016 Plan, in either case within the six-month period immediately preceding a “Change in Control”, as defined in the 2016 Plan, in contemplation of such Change in Control (and the Change in Control actually occurs) or during the two-year period following a Change in Control: (i) all options and SARs will become immediately vested and exercisable in full; (ii) all restrictions with respect to shares of restricted stock/units which are then outstanding hereunder shall lapse, and such shares/units shall be fully vested and nonforfeitable and (iii) all restrictions with respect to performance shares/units which are then outstanding and for which performance periods are already completed shall lapse, and such shares/units, measured at actual performance achieved, shall be fully vested and nonforfeitable. Also, unless the applicable award agreement provides otherwise, if a Change in Control occurs prior to the end of any performance period, with respect to all performance shares/units which are then outstanding hereunder, the target level of performance set forth with respect to each performance criterion under such performance shares/units shall be deemed to have been attained and such performance shares/units shall be converted into and remain outstanding as restricted stock units, subject to forfeiture unless the participant continues to be actively employed by the Company through the end of the original performance period, but subject to exception in the case of a termination of employment by the Company without cause or a termination of employment by the participant for

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PROPOSAL V. APPROVAL OF THE KENNAMETAL INC. 2016 STOCK AND INCENTIVE PLAN

Good Reason, and such other exceptions as may be provided by the Committee.

Tax Withholding.    When shares are issued or vest under the 2016 Plan, or if an optionee makes a disqualifying disposition of shares acquired upon exercise of an Incentive Stock Option, the Company has the right to require the grantee to remit to the Company an amount sufficient to satisfy required income tax withholding. In the discretion of the Plan Administrator, the grantee may elect to satisfy this withholding obligation by requesting that the Company withhold shares of stock otherwise issuable to him or her or by delivering to the Company previously owned shares. All such elections will be subject to the approval of the Plan Administrator.

Amendment or Discontinuance.    The Board may alter, amend, suspend or discontinue the 2016 Plan, provided that no such action may deprive any person without such person’s consent of any rights granted under the plan, and provided further, that the Board may not, without shareowner approval, (i) increase the benefits accrued to participants under the plan, (ii) increase the number of shares that may be issued under the plan, (iii) materially modify the requirements for participation under the 2016 Plan, (iv) amend the plan to allow the Board to lapse or waive restrictions at its discretion (except as otherwise already permitted or in the case of death, disability, retirement, involuntary termination by the Company without cause, or change-in-control), or (v) otherwise materially amend the plan. No Award may be granted under the 2016 Plan after October 24, 2026.

Clawbacks.    To the extent required by applicable law or any applicable securities exchange listing standards, awards and amounts paid or payable pursuant to or with respect to awards will be subject to clawback as determined by the Plan Administrator, which clawback may include forfeitures, repurchase, reimbursement and/or recoupment of awards and amounts paid or payable pursuant to or with respect to awards, in each instance in accordance with applicable law or listing standards. All awards granted under the 2016 Plan, any property, including shares, received in connection with any exercise or vesting of, or lapse of restriction on, any awards, and any proceeds received from the disposition of any such property, will be subject to any clawback policy adopted, and amended from time to time, by the Plan Administrator. The Plan Administrator will have discretion with respect to any clawback to determine whether the Company will effect any such recovery (i) by seeking repayment from the participant, (ii) by reducing (subject to applicable law and the terms and conditions of the applicable plan, program or arrangement) the amount that would otherwise be payable to the participant under any compensatory plan, program or arrangement maintained by the Company or any subsidiary, affiliate or parent of the Company, (iii) by withholding payment of future increases in compensation (including the payment of any discretionary bonus amounts) or grants of compensatory awards that would otherwise have been made in accordance with the Company’s otherwise applicable compensation practices, or (iv) by any combination of the foregoing or otherwise.

Federal Income Tax Consequences

The following is a brief summary of the general principal United States federal income tax consequences applicable to our 2016 Plan participants and the Company, and is based upon an interpretation of present federal tax laws and regulations and may be inapplicable if such laws and regulations are changed. This summary is not intended to be exhaustive or constitute tax advice and does not describe state, local or foreign tax consequences. To the extent any awards under the 2016 Plan are subject to Section 409A of the Internal Revenue Code, the following description assumes that such awards will be designed to conform to the requirements of Section 409A of the Internal Revenue Code and the regulations promulgated thereunder (or an exception thereto). The 2016 Plan is not subject to the protective provisions of the Employee Retirement Income Security Act of 1974 and is not qualified under Section 401(a) of the Internal Revenue Code.

Stock Options.    The grantee of an Incentive Stock Option under the 2016 Plan will not be required to recognize any income for federal income tax purposes at the time of award nor is the Company entitled to any deduction. The exercise of an Incentive Stock

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PROPOSAL V. APPROVAL OF THE KENNAMETAL INC. 2016 STOCK AND INCENTIVE PLAN

Option is also not a taxable event, although the difference between the option price and the fair market value on the date of exercise is an item of tax preference for purposes of determining the grantee’s alternative minimum tax. If stock acquired upon exercise of an Incentive Stock Option is held for two years from the date the option was granted and one year from the date the stock was transferred to the grantee (the “ISO Holding Period”), then the grantee will have a long-term capital gain or loss on the sale of such stock measured by the difference between the amount realized and the option price. If the ISO Holding Period is not met, upon disposition of such shares (a “disqualifying disposition”), the grantee will realize compensation taxable as ordinary income in an amount equal to the excess of the fair market value of the shares at the time of exercise over the option price, limited, however, to the gain on sale. Any additional gain would be taxable as long-term or short-term capital gain depending on the holding period. If the Incentive Stock Option is exercised by delivery of previously owned shares of capital stock in partial or full payment of the option price, no gain or loss will ordinarily be recognized by the grantee on the transfer of such previously owned shares. However, if the previously owned shares transferred were acquired through the exercise of an Incentive Stock Option, the grantee may realize ordinary income with respect to the shares used to exercise an Incentive Stock Option if such transferred shares have not been held for the ISO Holding Period. If the grantee recognizes ordinary income upon a disqualifying disposition, the Company will generally be entitled to a tax deduction in the same amount.

The grantee of a Nonstatutory Stock Option under the 2016 Plan will not be required to recognize any income for federal income tax purposes at the time of award nor is the Company then entitled to any deduction. Upon exercise of a Nonstatutory Stock Option, the grantee will realize compensation taxable as ordinary income in an amount measured by the excess, if any, of the fair market value of the shares on the date of exercise over the option price. The Company will generally be entitled to a deduction in the same amount and at the same time. Upon the sale of shares acquired on exercise of a Nonstatutory Stock Option, the grantee will realize short-term or long-term capital gain (or loss) depending on the holding period. If the exercise price of a Nonstatutory Stock Option is paid in whole or in part in shares of capital stock, the tax results to the grantee are (i) a tax-free exchange of previously owned shares for an equivalent number of new shares, and (ii) the realization of ordinary income in an amount equal to the fair market value on the date of exercise of any additional shares received in excess of the number exchanged.

Restricted Stock Awards.    The grantee of a Restricted Stock Award under the 2016 Plan normally will not be required to recognize any income for federal income tax purposes at the time of the Award, nor is the Company entitled to any deduction, to the extent that the shares awarded have not vested. When any part of a Restricted Stock Award vests, the grantee will realize compensation taxable as ordinary income in an amount equal to the fair market value of the vested shares on the vesting date. The grantee may, however, make an election (the “Tax Election”), within thirty days following the grant of the Restricted Stock Award, to be taxed at the time of the Award based on the fair market value of the shares on that date. The Company will generally be entitled to a deduction in the same amount and at the same time that the grantee recognizes ordinary income. Upon the sale of the shares awarded, the grantee will realize short-term or long-term capital gain (or loss) depending on the holding period.

Incentive Bonus Awards, Performance Share Awards, Performance Unit Awards, Restricted Unit Awards, Stock Appreciation Rights, Stock Unit Awards.    The grantee of an Incentive Bonus Award, Performance Share Award, Performance Unit Award, Restricted Unit Award, Stock Appreciation Rights or Stock Unit Award will not be required to recognize any income for federal income tax purposes at the time of the grant of such Award, nor is the Company entitled to any deduction at such time. (The grantee is not permitted to make an election to be taxed at the time of the Award based on the fair market value of any shares that may be delivered to the grantee at a future date under any such Award.) When any part of an Award is paid (in the case of cash) or delivered (in the case of shares) to the grantee,

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PROPOSAL V. APPROVAL OF THE KENNAMETAL INC. 2016 STOCK AND INCENTIVE PLAN

the grantee will realize compensation taxable as ordinary income in an amount equal to the cash paid or the fair market value of shares delivered to the grantee pursuant to the Award. The Company will be entitled to a deduction in the same amount and at the same time that the grantee recognizes ordinary income. Upon the sale of any shares that are delivered to the grantee pursuant to an Award, the grantee will realize short-term or long-term capital gain (or loss) depending on the holding period.

Limitations on Company’s Deductions; Consequences of Change of Control.    With certain exceptions, Section 162(m) of the Code limits the Company’s deduction for compensation in excess of $1,000,000 paid to certain covered employees (generally the Company’s Chief Executive Officer and three other highest-paid executive officers other than the Company’s Chief Financial Officer). Compensation paid to covered employees is not subject to the deduction limitation if it is considered “qualified performance-based compensation” within the meaning of Section 162(m) of the Code. We generally intend for stock options, stock appreciation rights and performance awards (intended to be treated as qualified performance-based compensation as defined in the Code) granted to covered employees under the 2016 Plan to satisfy the requirements of qualified performance-based compensation and therefore we expect to be entitled to a deduction with respect to such awards. In addition, if a “change of control” of the Company causes awards under the 2016 Plan to accelerate vesting or is deemed to result in the attainment of performance goals, the participants could, in some cases, be considered to have received “excess parachute payments,” which could subject participants to a 20% excise tax on the excess parachute payments and could result in a disallowance of the Company’s deductions under Section 280G of the Internal Revenue Code.

Code Section 409A.    Awards of stock options, stock appreciation rights, restricted stock units, other stock-based awards and performance awards under the 2016 Plan may, in certain instances, result in the deferral of compensation that is subject to the requirements of Section 409A of the Code. Generally, to the extent that these awards fail to meet certain requirements under Section 409A, the regulations issued thereunder or an exception thereto, the award recipient will be subject to immediate taxation and tax penalties in the year the award vests. It is our intent that awards under the 2016 Plan will be structured and administered in a manner that complies with the requirements of Section 409A of the Code.

The 2016 Plan, if approved by our shareowners, will become effective on October 25, 2016. The Company has made grants previously and intends to continue to make grants under the 2010 Plan until such time as the Board determines otherwise or the 2010 Plan expires by its terms. As the 2016 Plan is discretionary, it is not possible to determine the amounts that may be received by the participants under the 2016 Plan in the event the 2016 Plan is approved at the Annual Meeting.

New Plan Benefits

The actual amount of awards to be received by or allocated to participants or groups under the 2016 Plan is not determinable in advance because the selection of participants who receive awards under the 2016 Plan, and the size and type of awards to such individuals and groups are generally determined by the Committee in its discretion. The 2016 Grants of Plan Based Awards Table on page 54 includes information with respect to prior year grants under the 2010 Plan.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL OF THE KENNAMETAL INC. 2016 STOCK AND INCENTIVE PLAN.

98 |	KENNAMETAL INC. 2016 Proxy Statement

FORM 10-K ANNUAL REPORT

Form 10-K Annual Report

Copies of our Annual Report on Form 10-K for the fiscal year ended June 30, 2016 as filed with the SEC are available for viewing at www.envisionreports.com/KMT. You may also request paper copies of the 2016 Annual Report by following the directions included in the Notice. The copies of our 2016 Annual Report do not contain copies of exhibits to that Annual Report.

Copies of all Company filings with the SEC (including the 2016 Annual Report and all exhibits to that report) are available on our website at www.kennametal.com under the “Investor Relations” tab. A shareowner may obtain a paper copy of this Proxy Statement, the 2016 Annual Report, any exhibits to the 2016 Annual Report or any other filing with the SEC without charge by submitting a “Printed Materials Request,” which can be found on our website at www.kennametal.com under the “Investor Relations” tab in the Investor Tool Kit. Alternatively, shareowners may write to: Vice President, Investor Relations, Kennametal Inc., 600 Grant Street, Suite 5100, Pittsburgh, Pennsylvania 15219.

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OTHER MATTERS

Other Matters

Section 16(a) Beneficial Ownership Reporting Compliance

Under Securities and Exchange Commission rules, our directors, executive officers and owners of more than 10% of our stock are required to file with the SEC reports of holdings and changes in beneficial ownership of Kennametal stock on Forms 3, 4 and 5. SEC regulations also require our directors, executive officers and greater than ten percent (10%) shareowners to furnish us with copies of all Forms 3, 4 and 5 they file. We routinely provide information and support to our directors and executive officers to assist with the preparation of Forms 4. We have reviewed copies of reports provided to us, as well as other records and information. Based on that review, we concluded that all reports were timely filed for 2016.

100 |	KENNAMETAL INC. 2016 Proxy Statement

Appendix A

Adjusted EPS, FOCF and Adjusted ROIC Reconciliations

Adjusted Diluted Earnings per Share

Diluted (loss) earnings per share have been presented on an adjusted basis. Detail of these adjustments is included in the reconciliation following these definitions. Management adjusts for these items in measuring and compensating internal performance to more readily compare the Company’s financial performance period-to-period.

Free Operating Cash Flow

Free operating cash flow (FOCF) is a non-GAAP financial measure and is defined by the Company as cash provided by operations (which is the most directly comparable GAAP measure) less capital expenditures, plus proceeds from disposals of fixed assets. Management considers FOCF to be an important indicator of Kennametal’s cash generating capability because it better represents cash generated from operations that can be used for dividends, debt repayment, strategic initiatives, and other investing and financing activities.

Adjusted Return on Invested Capital

Adjusted Return on Invested Capital is a non-GAAP financial measure and is defined by the Company as the previous twelve months’ net income, adjusted for interest expense, non-controlling interest and special items, divided by the sum of the previous 5 quarters’ average balances of debt and total equity. The most directly comparable GAAP measure is return on invested capital calculated utilizing GAAP net income. Management believes that adjusted return on invested capital provides additional insight into the underlying capital structure and performance of the Company. Management utilizes this non-GAAP measure in determining compensation and assessing the operations of the Company.

DILUTED (LOSS) EARNINGS PER SHARE (Unaudited) Year ended June 30	2016	2015
Reported Results	$(2.83)	$(4.71)
Restructuring and related charges	0.50	0.56
Goodwill and other intangible asset impairment charges	0.96	6.13
Operations of divested businesses	0.02	(0.02)
Fixed asset disposal charges	0.05	—
U.S. deferred tax valuation allowance	1.02	—
Loss on divestiture and related charges	1.39	—
Tax expense on cash redeployment	—	0.04
Adjusted Results	$1.11	$2.00

FREE OPERATING CASH FLOW (UNAUDITED) Year ended June 30 (in thousands)	2016	2015
Net cash flow provided by operating activities	$219,322	$351,437
Purchases of property, plant and equipment	(110,697)	(100,939)
Proceeds from disposals of property, plant and equipment	5,978	16,122
Free operating cash flow	$114,603	$266,620

KENNAMETAL INC. 2016 Proxy Statement	| A-1

RETURN ON INVESTED CAPITAL (UNAUDITED)

June 30, 2016 (in thousands, except percents)

Invested Capital	6/30/2016	3/31/2016	12/31/2015	9/30/2015	6/30/2015	Average
Debt	$701,453	$703,890	$706,653	$750,833	$751,587	$722,883
Total equity	995,801	1,174,811	1,154,277	1,339,089	1,375,435	1,207,883
Total	$1,697,254	$1,878,701	$1,860,930	$2,089,922	$2,127,022	$1,930,766

	Three Months Ended
Interest Expense	6/30/2016	3/31/2016	12/31/2015	9/30/2015	Total
Interest expense	$6,857	$7,113	$6,803	$6,979	$27,752
Income tax benefit					3,488

Total interest expense, net of tax					$24,264

Total Income	6/30/2016	3/31/2016	12/31/2015	9/30/2015	Total
Net (loss) income attributable to Kennametal, as reported	$(66,515)	$16,000	$(169,227)	$(6,226)	$(225,968)
Restructuring and related charges	8,244	14,242	6,393	11,154	40,033
Goodwill and other intangible asset impairment charges	(4,411)	1,251	78,239	—	75,079
Fixed asset disposal charges	3,657	—	—	—	3,657
Loss on divestiture and related charges	12,977	(1,902)	96,167	6,368	113,610
U.S. deferred tax valuation allowance	81,206	—	—	—	81,206
Operations of divested businesses	—	—	1,102	256	1,358
Noncontrolling interest	451	695	416	522	2,084
Total income, adjusted	$35,609	$30,286	$13,090	$12,074	$91,059

Total interest expense, net of tax					24,264
					$115,323
Average invested capital					$1,930,766

Adjusted Return on Invested Capital					6.0%

Return on invested capital calculated utilizing net income, as reported is as follows:
Net income attributable to Kennametal, as reported	$(225,968)
Total interest expense, net of tax	24,264
$(201,704)
Average invested capital	$1,930,766
Return on Invested Capital	-10.4%

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RETURN ON INVESTED CAPITAL (UNAUDITED)

June 30, 2015 (in thousands, except percents)

Invested Capital	6/30/2015	3/31/2015	12/31/2014	9/30/2014	6/30/2014	Average
Debt	$751,587	$903,758	$962,616	$1,015,863	$1,061,783	$939,121
Total equity	1,375,435	1,401,859	1,530,587	1,954,254	1,961,608	1,644,749
Total	$2,127,022	$2,305,617	$2,493,203	$2,970,117	$3,023,391	$2,583,870

	Three Months Ended
Interest Expense	6/30/2015	3/31/2015	12/31/2014	9/30/2014	Total
Interest expense	$7,537	$7,760	$7,960	$8,209	$31,466
Income tax benefit					7,300

Total interest expense, net of tax					$24,166

Total Income	6/30/2015	3/31/2015	12/31/2014	9/30/2014	Total
Net income (loss) attributable to Kennametal, as reported	$21,146	$(46,229)	$(388,302)	$39,489	$(373,896)
Restructuring and related charges	18,566	9,686	10,385	5,557	44,194
Tax redeployment expense	807	2,138	—	—	2,945
Goodwill and other intangible asset impairment charges	(3,651)	71,143	419,273	—	486,765
Operations of divested businesses	(1,391)	(419)	941	(696)	(1,565)
Noncontrolling interest	1,021	678	597	639	2,935
Total income, adjusted	$36,498	$36,997	$42,894	$44,989	$161,378

Total interest expense, net of tax					24,166
					$187,109
Average invested capital					$2,583,870

Adjusted Return on Invested Capital					7.2%

Return on invested capital calculated utilizing net income, as reported is as follows:
Net (loss) income attributable to Kennametal, as reported					$(373,896)
Total interest expense, net of tax					24,166
					$(349,730)
Average invested capital					$2,583,870
Return on Invested Capital					(13.5)%

KENNAMETAL INC. 2016 Proxy Statement	| A-3

Appendix B

KENNAMETAL INC.

ANNUAL PERFORMANCE INCENTIVE PLAN

1.	Purpose of the Plan

The purpose of the Annual Performance Incentive Plan (also known as the “AIP,” and hereinafter the “Plan”) is to advance the interests of the Company and its shareholders by providing incentives to key employees with significant responsibility for achieving performance goals critical to the success and growth of the Company. The Plan is designed to: (i) promote the attainment of the Company’s significant business objectives; (ii) encourage and reward management teamwork across the entire Company; (iii) reward exceptional individual employee performance and (iv) assist in the attraction and retention of employees vital to the Company’s long-term success.

2.	Definitions

For the purpose of the Plan, the following definitions shall apply:

(a) “Board” means the Board of Directors of the Company.

(b) “Code” means the Internal Revenue Code of 1986, as amended, including any successor law thereto.

(c) “Committee” means the Compensation Committee of the Board, or such other committee as is appointed or designated by the Board to administer the Plan, in each case which shall be comprised solely of two or more “outside directors” (as defined under Section 162(m) of the Code and the regulations promulgated thereunder).

(d) “Company” means Kennametal Inc. and any subsidiary entity or affiliate thereof, including subsidiaries or affiliates which become such after adoption of the Plan.

(e) “Forfeit,” “Forfeiture,” “Forfeited” means the loss by a Participant of any and all rights to an award granted under the Plan, including the loss to any payment of compensation by the Company under the Plan or any award granted thereunder.

(f) “Participant” means any person: (1) who satisfies the eligibility requirements set forth in Paragraph 4; (2) to whom an award has been made by the Committee; and (3) whose award remains outstanding under the Plan.

(g) “Performance Goal” means, in relation to any Performance Period, the level of performance that must be achieved with respect to a Performance Measure.

(h) “Performance Measures” means any one or more of the following performance criteria, either individually, alternatively or in any combination, and subject to such modifications or variations as specified by the Committee, applied to either the Company as a whole or to a business unit or subsidiary entity thereof, either individually, alternatively or in any combination, and measured over a period of time including any portion of a year, annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous years’ or periods’ results or to a designated comparison group, in each case as specified by the Committee: cash flow; cash flow from operations; earnings (including, but not limited to, earnings before interest, taxes, depreciation and amortization); earnings per share, diluted or basic; earnings per share from continuing operations; net asset turnover; inventory turnover; capital expenditures; debt; debt reduction; working capital; return on investment; return on sales; net or gross sales; market share; economic value added; cost of capital; change in assets; expense reduction levels; productivity; delivery performance; safety record; stock price; return on equity; total stockholder return; return on capital; return on assets or net assets; revenue; income or net income; operating income or net operating income; operating profit or net operating profit; gross margin, operating margin or profit margin; and completion of acquisitions, business expansion, product diversification, new or expanded market penetration and other non-financial operating and management performance objectives.

To the extent consistent with Section 162(m) of the Code and the regulations promulgated thereunder, the Committee may determine, at the time the Performance Goals are established, in

KENNAMETAL INC. 2016 Proxy Statement	| B-1

applying the Performance Goals, the adverse effect of any of the following events that occur during a Performance Period shall be excluded: the impairment of tangible or intangible assets; litigation or claim judgments or settlements; changes in tax law, accounting principles or other such laws or provisions affecting reported results; business combinations, reorganizations and/or restructuring programs that have been approved by the Board; reductions in force and early retirement incentives; and any extraordinary, unusual, infrequent or non-recurring items separately identified in the financial statements and/or notes thereto in accordance with generally accepted accounting principles.

(i) “Performance Period” means, in relation to any award, the fiscal year or other period for which one or more Performance Goals have been established, with each such period constituting a separate Performance Period.

3.	Administration of the Plan

(a) The management of the Plan shall be vested in the Committee; provided, however, that all acts and authority of the Committee pursuant to this Plan shall be subject to the provisions of the Committee’s Charter, as amended from time to time, and such other authority as may be delegated to the Committee by the Board. The Committee may, subject to the preceding sentence and with respect to Participants whom the Committee determines are not “covered employees” for purposes of Section 162(m) of the Code, delegate such of its powers and authority under the Plan to the Company’s officers as it deems necessary or appropriate. In the event of such delegation, all references to the Committee in this Plan shall be deemed references to such officers as it relates to those aspects of the Plan that have been delegated.

(b) Subject to the terms of the Plan, the Committee shall, among other things, have full authority and discretion to determine eligibility for participation in the Plan, make awards under the Plan, establish the terms and conditions of such awards (including the Performance Goal(s) and Performance Measure(s) to be utilized) and determine whether the Performance Goals applicable to any Performance Measures for any awards have been achieved. The Committee’s determinations under the Plan need not be uniform among all Participants, or classes or categories of Participants, and may be applied to such Participants, or classes or categories of Participants, as the Committee, in its sole and absolute discretion, considers necessary, appropriate or desirable. The Committee is authorized to interpret the Plan, to adopt administrative rules, regulations, and guidelines for the Plan, and may correct any defect, supply any omission or reconcile any inconsistency or conflict in the Plan or in any award. All determinations by the Committee shall be final, conclusive and binding on the Company, the Participant and any and all interested parties.

(c) Subject to the provisions of the Plan, the Committee will have the authority and discretion to determine the extent to which awards under the Plan will be structured to conform to the requirements applicable to performance-based compensation as described in Section 162(m) of the Code, and to take such action, establish such procedures, and impose such restrictions at the time such awards are granted as the Committee determines to be necessary or appropriate to conform to such requirements. Notwithstanding any provision of the Plan to the contrary, if an award under this Plan is intended to qualify as performance-based compensation under Section 162(m) of the Code and the regulations issued thereunder and a provision of this Plan would prevent such award from so qualifying, such provision shall be administered, interpreted and construed to carry out such intention (or disregarded to the extent such provision cannot be so administered, interpreted or construed).

(d) Notwithstanding any provision of the Plan to the contrary, if any benefit provided under this Plan is subject to the provisions of Section 409A of the Code and the regulations issued thereunder, the provisions of the Plan shall be administered, interpreted and construed in a manner necessary to comply with Section 409A and the regulations issued thereunder (or disregarded to the extent such provision cannot be so administered, interpreted, or construed.)

4.	Participation in the Plan

Officers and key employees of the Company shall be eligible to participate in the Plan. No employee shall have the right to participate in the Plan, and participation in the Plan in any one Performance Period does not entitle an individual to participate in future Performance Periods.

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5.	Incentive Compensation Awards

(a) The Committee may, in its discretion, from time to time make awards to persons eligible for participation in the Plan pursuant to which the Participant will earn cash compensation. The amount of a Participant’s award may be based on a percentage of such Participant’s salary or such other methods as may be established by the Committee. Each award shall be communicated to the Participant, and shall specify, among other things, the terms and conditions of the award and the Performance Goals to be achieved. The maximum amount of an award that may be earned under the Plan by any Participant for a Performance Period covering one fiscal year or less (hereinafter “Annual Award”) shall not exceed USD $4,000,000; provided, however, if more than one Annual Award is outstanding for a Participant under the Plan for a given fiscal year, the foregoing limitation shall apply to the aggregate amount earned under all such Annual Awards. The maximum amount of an award that may be earned under the Plan by any Participant for each fiscal year (or portion thereof) contained in a Performance Period covering more than one fiscal year (hereinafter Long-Term Award”) shall not exceed USD $4,000,000 (this limitation is separate from the limitation applicable to Annual Awards set forth in the preceding sentence); provided, however, if more than one Long-Term Award is outstanding for a Participant under the Plan for a given fiscal year, the foregoing limitation shall apply to the aggregate amount earned under all such Long-Term Awards. For purposes of the foregoing limitations, (i) the term “earned” means satisfying the applicable Performance Goals so that an amount becomes payable, without regard to whether it is to be paid currently or on a deferred basis or continues to be subject to any service requirement or other condition; and (ii) with respect to Long-Term Awards, an amount shall be deemed to be “earned” pro-rata over the applicable Performance Period.

(b) With respect to awards that are intended to be performance-based compensation under Section 162(m) of the Code, each award shall be conditioned upon the Company’s achievement of one or more Performance Goal(s) with respect to the Performance Measure(s) established by the Committee. No later than ninety (90) days after the beginning of the applicable Performance Period, the Committee shall establish in writing the Performance Goals, Performance Measures and the method(s) for computing the amount of compensation which will be payable under the Plan to each Participant if the Performance Goals established by the Committee are attained; provided however, that for a Performance Period of less than one year, the Committee shall take any such actions prior to the lapse of 25% of the Performance Period. In addition to establishing minimum Performance Goals below which no compensation shall be payable pursuant to an award, the Committee, in its discretion, may create a performance schedule under which an amount less than or more than the target award may be paid in relation to the achievement of the Performance Goals.

(c) The Committee, in its sole discretion, may also establish such additional restrictions or conditions that must be satisfied as a condition precedent to the payment of all or a portion of any awards. Such additional restrictions or conditions need not be performance-based and may include, among other things, the receipt by a Participant of a specified annual performance rating, the continued employment by the Participant and/or the achievement of specified performance goals by the Company, business unit or Participant. Furthermore and notwithstanding any provision of this Plan to the contrary, the Committee, in its sole discretion, may reduce the amount of any award to a Participant if it concludes that such reduction is necessary or appropriate based upon: (i) an evaluation of such Participant’s performance; (ii) comparisons with compensation received by other similarly situated individuals working within the Company’s industry; (iii) the Company’s financial results and conditions; or (iv) such other factors or conditions that the Committee deems relevant. Notwithstanding any provision of this Plan to the contrary, the Committee shall not use its discretionary authority to increase any award that is intended to be performance-based compensation under Section 162(m) of the Code.

6.	Payment of Individual Incentive Awards

(a) Awards shall be paid as promptly as practicable (but in no event later than 2 1/2 months after the close of the fiscal year in which the Performance Period ends) after the Committee has certified in writing the extent to which the applicable Performance Goals and any other material terms have been achieved. For purposes of this provision, and for so long as the Code permits, the approved minutes of the Committee meeting in which the certification is made may be treated as written certification.

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(b) Unless otherwise determined by the Committee, Participants who have terminated employment with the Company prior to the actual payment of an award for any reason, shall Forfeit any and all rights to payment under any awards then outstanding under the terms of the Plan; provided further that no payments of amounts intended to be performance-based compensation under Section 162(m) of the Code shall be payable unless and to the extent the underlying Performance Goals were achieved.

(c) The Committee shall determine whether, to what extent, and under what additional circumstances amounts payable with respect to an award under the Plan shall be deferred either automatically, at the election of the Participant, or by the Committee.

7.	Amendment or Termination of the Plan

While the Company intends that the Plan shall continue in force from year to year, the Company reserves the right to amend, modify or terminate the Plan, at any time; provided, however, that no such modification, amendment or termination shall, without the consent of the Participant, materially adversely affect the rights of such Participant to any payment that has been determined by the Committee to be due and owing to the Participant under the Plan but not yet paid. Any action authorized under this Section 7 may be taken by the Committee.

Notwithstanding the foregoing or any provision of the Plan to the contrary, the Committee may at any time (without the consent of the Participant) modify, amend or terminate any or all of the provisions of this Plan to the extent necessary to conform the provisions of the Plan with Section 409A or Section 162(m) of the Code or the regulations promulgated thereunder regardless of whether such modification, amendment, or termination of the Plan shall adversely affect the rights of a Participant under the Plan.

8.	Rights Not Transferable

A Participant’s rights under the Plan may not be assigned, pledged, or otherwise transferred except, in the event of a Participant’s death, to the Participant’s designated beneficiary, or in the absence of such a designation, by will or by the laws of descent and distribution.

9.	Funding

The Plan is unfunded and all awards payable hereunder shall be paid from the general assets of the Company. No provision contained in this Plan and no action taken pursuant to the provisions of this Plan shall create a trust of any kind or require the Company to maintain or set aside any specific funds to pay benefits hereunder. To the extent a Participant acquires a right to receive payments from the Company under the Plan, such right shall be no greater than the right of any unsecured general creditor of the Company.

10.	Withholdings

The Company shall have the right to withhold from any awards payable under the Plan or other wages payable to a Participant such amounts sufficient to satisfy federal, state and local tax withholding obligations arising from or in connection with the Participant’s participation in the Plan and such other deductions as may be authorized by the Participant or as required by applicable law.

11.	No Employment or Service Rights

Nothing contained in the Plan shall confer upon any Participant any right with respect to continued employment with the Company (or any of its affiliates) nor shall the Plan interfere in any way with the right of the Company (or any of its affiliates) to at any time reassign the Participant to a different job, change the compensation of the Participant or terminate the Participant’s employment for any reason.

12.	Other Compensation Plans

Nothing contained in this Plan shall prevent the Corporation from adopting other or additional compensation arrangements for employees of the Corporation, including arrangements that are not intended to comply with Section 162(m) of the Code.

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13.	Governing Law

The Plan shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania, without giving effect to its conflict of law provisions.

14.	Effective Date

The Plan shall become effective immediately upon the approval and adoption thereof by the Board; provided, however, that no award intended to qualify as performance-based compensation within the meaning of Section 162(m) of the Code shall be payable prior to approval of the Plan’s material terms by the Company’s shareholders.

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Appendix C

Kennametal Inc.

2016 STOCK AND INCENTIVE PLAN

Amended and Restated through October 25, 2016

Section 1. Establishment. The 2016 Kennametal Inc. Stock and Incentive Plan (hereinafter called the “Plan”) was established under the name 2010 Stock and Incentive Plan (the “2010 Plan”). The 2010 Plan hereby is amended, restated and renamed as set forth herein, effective upon and subject to the approval of the Company’s shareowners. The Plan was established pursuant to which Eligible Individuals who are or will be mainly responsible for the Company’s continued growth and development and future financial success may be granted Awards in order to secure to the Company the advantage of the incentive and sense of proprietorship inherent in stock ownership by such persons, to further align such person’s interests with those of other shareowners, to reward such persons for services previously performed and/or as an added inducement to continue to provide service to the Company.

Section 2. Certain Definitions. As used herein or, unless otherwise specified, in any document with respect to an Award, the following definitions shall apply:

(a) “Affiliate” of a person means a person controlling, controlled by, or under common control with such person where control means the power to direct the policies and practices of such person.

(b) “Award” means any Incentive Bonus Award, Option, Performance Share Award, Performance Unit Award, Restricted Stock Award, Restricted Unit Award, SAR, Share Award, Stock Unit Award, or Other Share-Based Award granted under the Plan.

(c) “Associated Award” means an Award granted concurrently or subsequently in conjunction with another Award.

(d) “Board” means the Board of Directors of the Company.

(e) “Business Combination” shall mean a merger or consolidation of the Company with another corporation or entity, other than a corporation or entity which is an Affiliate.

(f) “Capital Stock” means the Capital Stock, par value $1.25 per share, of the Company as adjusted pursuant to Section 10 of this Plan.

(g) “cause” shall mean (i) with respect to a Participant who is party to a written agreement with, or, alternatively, participates in a compensation or benefit plan of the Company, which agreement or plan contains a definition of “for cause” or “cause” (or words of like import) for purposes of termination of employment or service as a director thereunder by the Company, “for cause” or “cause” as defined in the most recent version of such agreements or plans, or (ii) in all other cases, (a) the willful commission by a Participant of a criminal or other act that causes substantial economic damage to the Company or substantial injury to the business reputation of the Company; (b) the commission by a Participant of an act of fraud in the performance of such Participant’s duties on behalf of the Company; (c) the continuing willful failure of a Participant to perform the duties of such Participant for the Company (other than such failure resulting from the Participant’s incapacity due to physical or mental illness) after written notice thereof (specifying the particulars thereof in reasonable detail) or (d) the good faith determination by the Board of the Company, in the form of a written resolution, that such termination was “for cause” after affording such Participant a reasonable opportunity to be heard. For purposes of the Plan, no act, or failure to act, on the Participant’s part shall be considered “willful” unless done or omitted to be done by the Participant not in good faith and without reasonable belief that the Participant’s action or omission was in the best interest of the Company.

(h) “Change in Control” shall mean (unless otherwise provided by the Plan Administrator in the applicable Award agreement) a change in control of the Company of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A promulgated under the Exchange Act as in effect on the date thereof or, if Item 6(e) is no longer in effect, any regulations issued which serve similar purposes; provided that, without limitation, such a Change in Control shall be deemed to have occurred upon the occurrence of any one of the following events:

(i) a Business Combination has been completed, excluding any such Business Combination that constitutes a Merger of Equals;

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(ii) the Company shall sell all or substantially all of its operating properties and assets to another person, group of associated persons or corporation, excluding any Affiliate of the Company, and excluding any such sale that constitutes a Merger of Equals; or

(iii) any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes a beneficial owner, directly or indirectly, of securities of the Company representing 25% or more of either (A) the then outstanding capital stock of the Company, or (B) the combined voting power of the Company’s then outstanding voting securities entitled to vote generally in the election of directors; provided that, the following acquisitions shall not constitute a Change in Control: (1) any acquisition directly from the Company; (2) any acquisition by the Company; (3) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Affiliate of the Company; or (4) any acquisition by any corporation pursuant to a transaction that constitutes a Merger of Equals.

Notwithstanding the foregoing or any provision of this Plan to the contrary, if and to the extent an Award is subject to Section 409A (and not excepted therefrom) and a Change of Control is a distribution event for purposes of the Award, the foregoing definition of Change in Control shall be interpreted, administered and construed in a manner necessary to ensure that the occurrence of any such event shall result in a Change of Control only if such event qualifies as a change in the ownership or effective control of a corporation, or a change in the ownership of a substantial portion of the assets of a corporation, as applicable, within the meaning of Treas. Reg. § 1.409A-3(i)(5).

(i) “Code” means the Internal Revenue Code of 1986, as amended.

(j) “Committee” means a committee of the Board.

(k) “Company” means Kennametal Inc., a Pennsylvania corporation.

(l) “Consultant” means any person, including an advisor, who is engaged by the Company or any Parent or Subsidiary or Affiliate of the Company to render services and is compensated for such services.

(m) “Continuous Status as an Employee” means the absence of any interruption or termination of the employment relationship by the Employee with the Company or any Parent or Subsidiary or Affiliate of the Company. Continuous Status as an Employee shall not be considered interrupted in the case of: (i) sick leave; (ii) military leave; (iii) any other leave of absence approved by the Plan Administrator; or (iv) transfers between locations of the Company or between the Company, its Parents, its Subsidiaries or its successor.

(n) “Designated Administrator” shall mean one or more Company officers or directors designated by the Plan Administrator to act as a Designated Administrator pursuant to this Plan.

(o) “Disability” means disability as determined by the Company’s disability policy as in effect from time to time or as determined by the Plan Administrator consistent therewith. Notwithstanding the foregoing or any provision of this Plan to the contrary, if and to the extent an Award is subject to Section 409A (and not excepted therefrom) and a Disability is a distribution event for purposes of the Award, such term shall mean the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to last for a continuous period of not less than 12 months.

(p) “Dividend Equivalents” shall mean an Associated Award of cash equal to the dividends which would have been paid on the Capital Stock underlying an outstanding Full Value Award had such Capital Stock been outstanding.

(q) “Eligible Individual” means any Employee, Non-Employee Director or Consultant.

(r) “Employee” means any person, including officers and directors (but excluding Non-Employee Directors), employed by the Company or any Parent or Subsidiary or Affiliate of the Company or any prospective employee who shall have received an offer of employment from the Company or any Parent or Subsidiary or Affiliate of the Company. The payment of a director’s fee by the Company shall not be sufficient to constitute “employment” by the Company.

(s) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

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(t) “Fair Market Value” shall mean (i) with respect to the Capital Stock, as of any date (A) if the Company’s Capital Stock is listed on any established stock exchange, system or market, the closing market price of the Capital Stock as quoted in such exchange, system or market on such date or, if the Capital Stock is not traded on such date, on the closest preceding date on which the Capital Stock was traded or (B) in the absence of an established market for the Capital Stock, as determined in good faith by the Plan Administrator or (ii) with respect to property other than Capital Stock, the value of such property, as determined by the Plan Administrator, in its sole discretion.

(u) “Full Value Award” means any Award of Shares under this Plan or an Award payable in Shares, other than an Option, a SAR or other purchase right for which the Participant pays fair market value for the Shares measured as of the date of grant.

(v) “Good Reason” shall mean the occurrence of any of the following in connection with a Change in Control: (i) without the Participant’s express written consent, the material diminution of responsibilities or the assignment to the Participant of any duties materially and substantially inconsistent with his or her positions, duties, responsibilities and status with Company immediately prior to a Change in Control, or a material change in his or her reporting responsibilities, titles or offices as in effect immediately prior to a Change in Control, or any removal of the Participant from or any failure to re-elect the Participant to any of such positions, except in connection with the termination of the Participant’s employment due to cause, as defined in the Plan, or as a result of the Participant’s death; (ii) a material reduction by Company in the Participant’s base salary as in effect immediately prior to any Change in Control; (iii) a failure by Company to continue to provide incentive compensation, under the rules by which incentives are provided, on a basis not materially less favorable to that provided by Company immediately prior to any Change in Control; (iv) a material reduction in the overall level of employee benefits, including any benefit or compensation plan, stock option plan, retirement plan, life insurance plan, health and accident plan or disability plan in which Participant is actively participating immediately prior to a Change in Control (provided, however, that there shall not be deemed to be any such failure if Company substitutes for the discontinued plan, a plan providing Participant with substantially similar benefits) or the taking of any action by Company which would adversely affect Participant’s participation in or materially reduce Participant’s overall level of benefits under such plans or deprive Participant of any material fringe benefits enjoyed by Participant immediately prior to a Change-in-Control; (v) the failure of any successor to assume the obligations of the Awards granted under the Plan; and (vi) the relocation of the Participant to a facility or a location more than 50 miles from the Participant’s location immediately prior to the Change in Control, without the Participant’s prior written consent.

(w) “Grantee” means an Eligible Individual who has been granted an Award.

(x) “Incentive Bonus Award” means the opportunity to earn a future cash payment tied to the level of achievement with respect to one or more Qualifying Performance Criteria for a performance period as established by the Plan Administrator.

(y) “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

(z) “Merger of Equals” means (unless the Committee or Board provides otherwise) a Business Combination which results in the following conditions:

(i) All or substantially all of the individuals and entities who were the beneficial owners, respectively, of the outstanding Capital Stock and the outstanding voting securities of the Company entitled to vote generally in the election of directors immediately prior to such Business Combination beneficially own, following the Business Combination, directly or indirectly, more than 50% of, respectively, the then outstanding shares of capital stock and the then outstanding voting securities of the shareowners entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the outstanding Capital Stock and the outstanding voting securities of the Company entitled to vote generally in the election of directors, as the case may be;

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(ii) No “person” (as such term is used in Section 13(d) and 14(d) of the Exchange Act) (excluding any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 25% or more of, respectively, the then outstanding shares of capital stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination; and

(iii) At least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the incumbent board at the time of the execution of the initial agreement, or at the time of the action taken by the incumbent board approving such Business Combination.

(aa) “Non-Employee Director” means a member of the Board who is not an employee of the Company or any Parent or Subsidiary or Affiliate of the Company.

(bb) “Nonstatutory Stock Option” means an Option not intended to qualify as an Incentive Stock Option.

(cc) “Option” means a right to purchase Shares granted pursuant to the Plan.

(dd) “Optionee” means a Participant who holds an Option or SAR.

(ee) “Original Option Period” means the initial period or periods for which an Option or SAR may be exercised as determined by the Plan Administrator at the time the Award is granted or, if no such determination is made, a period of 10 years from the date of grant of the Award; provided that, in no event shall such period exceed 10 years from the date of grant of the Award.

(ff) “Other Share-Based Award” shall have the meaning as set forth in Section 7(f).

(gg) “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

(hh) “Participant” means any person who has an Award under the Plan including any person (including any estate) to whom an Award has been assigned or transferred in accordance with the Plan.

(ii) “Performance Share Award” means a grant of Shares, which may be in a number of Shares or a designated dollar value amount, the payout of which is contingent on the achievement of certain performance or other objectives during a specified period, as established by the Plan Administrator.

(jj) “Performance Unit Award” means a grant of Stock Units, which may be in a number of Stock Units or a designated dollar value amount, the payout of which is contingent on the achievement of certain performance or other objectives during a specified period, as established by the Plan Administrator.

(kk) “Plan” means this 2016 Stock and Incentive Plan, as the same may be subsequently amended and/or restated from time to time.

(ll) “Plan Administrator” means the Board and/or any Committee appointed by the Board to administer the Plan; provided, however, that the Board, in its sole discretion, may, notwithstanding the appointment of any Committee to administer the Plan, exercise any authority under this Plan. The Compensation Committee of the Board shall serve as the Plan Administrator until the Board otherwise determines. Notwithstanding the foregoing, unless otherwise determined by the Board, the Board shall administer the Plan, and otherwise exercise the same authority as the Committee with respect to grants to Non-Employee Directors. Except as otherwise determined by the Board, the Plan Administrator (i) shall be comprised of not fewer than two (2) directors, (ii) shall meet any applicable requirements under Rule 16b-3, including any requirement that the Plan Administrator consist of “Non-Employee Directors” (as defined in Rule 16b-3), (iii) shall meet any applicable requirements under Section 162(m), including any requirement that the Plan Administrator consist of “outside directors” (as defined in Treasury Regulation Section 1.162- 27(e)(3)(i) or any successor regulation), and (iv) shall

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meet any applicable requirements of any stock exchange or other market quotation system on which the Capital Stock is listed. The resolutions of the Plan Administrator designating authority to any Designated Administrator (i) shall specify the total number of shares of Capital Stock subject to Awards that may be granted pursuant to this Plan by the Designated Administrator, (ii) may not authorize the Designated Administrator to designate him or herself, or any Participant who is subject to reporting pursuant to Section 16 of the Exchange Act, as the recipient of any Awards pursuant to this Plan and (iii) shall otherwise comply with the requirements of the Pennsylvania Business Corporation Law.

(mm) “Qualifying Performance Criteria” means any one or more of the following performance criteria, either individually, alternatively or in any combination, and subject to such modifications or variations as specified by the Plan Administrator, applied to either the Company as a whole or to a business unit or Subsidiary or Affiliate, either individually, alternatively or in any combination, and measured over a period of time including any portion of a year, annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous years’ results or to a designated comparison group, in each case as specified in the Award: cash flow; cash flow from operations; earnings (including, but not limited to, earnings before interest, taxes, depreciation and amortization); earnings per share, diluted or basic; adjusted earnings per share, diluted or basic, as reported publicly by the Company; earnings per share from continuing operations; net asset turnover; inventory turnover; capital expenditures; debt; debt reduction; working capital; return on investment; return on sales; net or gross sales; market share; economic value added; cost of capital; change in assets; expense reduction levels; productivity; delivery performance; safety record; stock price; return on equity; total stockholder return; return on capital; return on assets or net assets; revenue; income or net income; operating income or net operating income; operating profit or net operating profit; gross margin, operating margin or profit margin; and completion of acquisitions, business expansion, product diversification, new or expanded market penetration environmental metrics and other non-financial operating and management performance objectives. The specificity of any of the foregoing criteria does not restrict the use of any of the variations of the foregoing general criteria. To the extent consistent with Section 162(m) of the Code and the regulations promulgated thereunder the Plan Administrator may determine, at the time the performance goals are established, to appropriately adjust any evaluation of performance under a Qualifying Performance Criteria to exclude the adverse effect of any of the following events that occurs during a performance period: (i) the impairment of tangible or intangible assets, (ii) litigation or claim judgments or settlements, (iii) the effect of changes in tax law, accounting principles or other such laws or provisions affecting reported results, (iv) business combinations, reorganizations and/or restructuring programs that have been approved by the Board, (v) currency fluctuations, (vi) reductions in force and early retirement incentives and (vii) any extraordinary, unusual, infrequent or non-recurring items that are reported publicly by the Company and/or described in management’s discussion and analysis of financial condition and results of operations or the financial statements and notes thereto appearing in the Company’s annual report to shareowners for the applicable year.

(nn) “Restricted Stock Award” means a grant of Shares subject to a risk of forfeiture or other restrictions that will lapse upon the achievement of one or more goals relating to completion of service by the Grantee, or achievement of performance or other objectives, or a combination thereof, as determined by the Plan Administrator.

(oo) “Restricted Unit Award” means a grant of Stock Units subject to a risk of forfeiture or other restrictions that will lapse upon the achievement of one or more goals relating to completion of service by the Participant, or achievement of performance or other objectives, or a combination thereof, as determined by the Plan Administrator.

(pp) “Retirement” means, in the case of an Employee, the termination of employment with the Company or any Subsidiary, Affiliate or Parent of the Company with the consent of the Company, at a time when the Employee (a) has attained age 55 with ten years of service (attainment of the conditions of subclause (a) is herein referred to as “Early Retirement”), (b) has attained age 60 with five years of service, (c) has attained age 65, or (d) is required by law or regulations to terminate employment with the Company or any Subsidiary, Affiliate or Parent of the Company under a mandatory retirement scheme. In the case of a Non-Employee Director, “Retirement” means cessation of service on the Board, other than for cause. The Plan Administrator shall have the sole authority to determine whether

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a termination of employment or cessation of service meets the definition of “Retirement” under this Plan, including whether the Company has consented to the termination of employment, and any such determination shall be final.

(qq) “SAR” means a stock appreciation right, which is the right to receive a payment in cash, Shares or Stock Units equal to the amount of appreciation, if any, in the Fair Market Value of a Share from the date of the grant of the right to the date of its payment.

(rr) “Section 409A” shall mean Section 409A of the Code, the regulations and other binding guidance promulgated thereunder.

(ss) “Separation from Service” and “Separate from Service” shall mean the Participant’s death, retirement or other termination of employment or service with the Company (including all persons treated as a single employer under Section 414(b) and 414(c) of the Code) that constitutes a “separation from service” (within the meaning of Section 409A). For purposes hereof, the determination of controlled group members shall be made pursuant to the provisions of Section 414(b) and 414(c) of the Code; provided that the language “at least 50 percent” shall be used instead of “at least 80 percent” in each place it appears in Section 1563(a)(1),(2) and (3) of the Code and Treas. Reg. § 1.414(c)-2; provided, further, where legitimate business reasons exist (within the meaning of Treas. Reg. § 1.409A-1(h)(3)), the language “at least 20 percent” shall be used instead of “at least 80 percent” in each place it appears.

(tt) “Share” means a share of Capital Stock.

(uu) “Share Award” means a grant of Shares without a risk of forfeiture and without other restrictions.

(vv) “Specified Employee” means a key employee (as defined in Section 416(i) of the Code without regard to paragraph (5) thereof) of the Company as determined in accordance with Section 409A and the procedures established by the Company.

(ww) “Stock Unit” means the right to receive a Share at a future point in time.

(xx) “Stock Unit Award” means the grant of a Stock Unit without a risk of forfeiture and without other restrictions.

(yy) “Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.

Section 3. Administration.

(a) The Plan shall be administered by the Plan Administrator. The Plan Administrator may act only by a majority of its members in office, provided, that, the Plan Administrator may allocate all or any portion of its responsibilities and powers to any one or more of its members and may revoke any such allocation at any time; provided further, that the members thereof may authorize any one or more officers of the Company to execute and deliver documents or to take any other ministerial action on behalf of the Plan Administrator with respect to Awards made or to be made to Participants. No member of the Board or Plan Administrator and no officer of the Company shall be liable for anything done or omitted to be done by such member or officer, by any other member of the Board or Plan Administrator or by any other officer of the Company in connection with the performance of duties under this Plan, except for his or her own willful misconduct or as expressly provided by statute.

(b) Subject to the provisions of this Plan and, in the case of a Committee, the specific duties delegated to or limitations imposed upon such Committee by the Board, the Plan Administrator shall have the authority, in its discretion:

(i) to establish, amend and rescind rules and regulations relating to the Plan;

(ii) to select the Eligible Individuals to whom Awards may from time to time be granted hereunder;

(iii) to determine the amount and type of Awards, including any combination thereof, to be granted to any Eligible Individual;

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(iv) subject to Section 3(c) hereof, to grant Awards to Eligible Individuals and, in connection therewith, to determine the terms and conditions, not inconsistent with the terms of this Plan, of any such Award including, but not limited to, the number of Shares or Stock Units that may be issued or amount of cash that may be paid pursuant to the Award, the exercise or purchase price of any Share or Stock Unit, the circumstances under which Awards or any cash, Shares or Stock Units relating thereto are issued, retained, become exercisable or vested, are no longer subject to forfeiture or are terminated, forfeited or expire, based in each case on such factors as the Plan Administrator shall determine, in its sole discretion;

(v) to determine the Fair Market Value of the Capital Stock, in accordance with this Plan;

(vi) to establish, verify the extent of satisfaction of, or adjust any performance goals or other conditions applicable to the grant, issuance, exercisability, vesting and/or ability to retain any Award;

(vii) to approve forms of agreement for use under the Plan;

(viii) to determine whether and under what circumstances an Award may be settled in cash instead of Shares or Stock Units;

(ix) to determine whether, to what extent and under what circumstances Shares and other amounts payable with respect to an Award under this Plan shall be deferred either automatically or at the election of the participant (including providing for and determining the amount, if any, of any deemed earnings on any deferred amount during any deferral period);

(x) to determine whether and to what extent an adjustment is required under Section 10 of this Plan;

(xi) to interpret and construe this Plan, any rules and regulations under this Plan and the terms and conditions of any Award granted hereunder, and to make exceptions to any such provisions in good faith and for the benefit of the Company; and

(xii) to make all other determinations deemed necessary or advisable for the administration of this Plan.

(c) Notwithstanding anything contained in this Plan, the Plan Administrator may not:

(i) grant any Option or SAR in substitution for an outstanding Option or SAR except as provided in Section 10(b);

(ii) reduce the exercise price of an outstanding Option or SAR, whether through amendment, cancellation or replacement of such Option or SAR, unless such reduction is approved by the shareowners of the Company;

(iii) cancel any outstanding Option or SAR in exchange for cash, except as provided in Section 10, unless such cancellation is approved by the shareowners of the Company;

(iv) grant a Restricted Stock Award or Restricted Unit Award with a risk of forfeiture or restriction that lapses earlier than at the rate of one-third of the Shares subject to the Award on each of the first, second and third anniversary of the date of grant; provided, however, that the Plan Administer may grant a Restricted Stock Award or Restricted Unit Award with a risk of forfeiture or restriction that lapses upon the later to occur of (x) the date of achievement of one or more performance criteria and (y) the one year anniversary of the date of grant of the Award;

(v) grant a Performance Share Award or Performance Unit Award that vests earlier than the later to occur of (x) the date of achievement of one or more performance criteria and (y) the one year anniversary of the date of the Award;

(vi) lapse or waive restrictions applicable to any Restricted Stock Award, Restricted Unit Award, Performance Share Award, or Performance Unit Award except in the case of death, Disability, Retirement or involuntary termination by the Company without cause; or

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(vii) grant any Share Award or Stock Unit Award to any officer or director of the Company except in lieu of salary or cash bonus.

(d) The limitations of Sections 3(c)(iv), (v), (vi) and (vii) shall not apply to Awards for up to five percent of the Shares available under the Plan, as of the effective date of the Plan, granted by a Committee composed entirely of “independent directors” (under all definitions of independence then applicable to the Company).

(e) In the event of an involuntary termination of an Employee, other than as a result of cause, where such Employee satisfies one or more of the conditions set forth in the definition of Retirement, then, unless otherwise set forth in an Award agreement, such Award and this Plan shall be interpreted based on the Retirement of such Employee (rather than based on an involuntary termination). In the event of an involuntary termination of an Employee for cause, then, notwithstanding the fact that the Employee may satisfy the definition of Retirement, all outstanding Awards and this Plan shall be interpreted based upon an involuntary termination for cause, and not based upon Retirement.

(f) Except as specifically provided in this Plan, no action of the Plan Administrator shall deprive any person without such person’s consent of any rights theretofore granted pursuant hereto.

(g) All decisions, determinations and interpretations of the Plan Administrator shall be final and binding on all Participants.

Section 4. Shares Subject to the Plan.

(a) The aggregate number of Shares which may be issued pursuant to the Plan is the sum of (i) the number of Shares available under the Plan immediately prior to shareowner approval of the Plan (as of June 30, 2016, 4,936,266 Shares were available), subject to the counting, adjustment and substitution provisions of the Plan and (ii) 3,500,000 Shares, all of which may be issued as Incentive Stock Options. The aggregate number of Shares available with respect to Awards under the Plan shall be reduced by (i) one (1) Share for each Share which relates to an Option Award or a SAR; and (ii) 2.22 Shares for each Share which relates to a Full-Value Award.

(b) The number of Shares which may be issued under the Plan and the individual limitations included in the Plan are subject to adjustment as provided in Section 10.

(c) To the extent that (i) Options granted under the Plan shall expire or terminate without being exercised or distributed, or (ii) Shares awarded under the Plan shall be forfeited (or Awards settled in cash in lieu of Shares), such Shares shall remain available or be added to the Plan, as applicable, and shall increase the number of Shares available for purposes of the Plan. To the extent that Shares awarded under this Plan shall be forfeited, such Shares shall be added back to the Plan on the same basis and subject to the same ratio that applied when they were granted and shall increase the number of Shares available for purposes of the Plan.

(d) Shares delivered in payment of the purchase price in connection with the exercise of any Award, Shares repurchased on the open market with proceeds received by the Company from stock exercises, Shares delivered or withheld to pay tax withholding obligations or otherwise under the Plan and Shares not issued upon the net settlement or net exercise of SARs shall not be added to and shall not increase the number of Shares available for purposes of the Plan. SARs to be settled in Shares shall be counted in full against the number of Shares available for award under the Plan regardless of the number of Shares issued upon settlement of the SAR.

(e) The limitation with respect to the number of Shares available for Incentive Stock Options shall be subject to adjustment under Section 10, but only to the extent that such adjustment will not affect the status of any Award intended to qualify as an Incentive Stock Option.

(f) No Participant may receive: (i) Options or SARs under this Plan for more than 1,000,000 Shares in any one fiscal year of the Company; and (ii) with respect to other Awards granted under Section 6 of the Plan that are intended to qualify as “performance-based compensation” under Section 162(m) of the Code, Awards denominated in Shares for more than 1,000,000 Shares in any one fiscal year of the Company. Notwithstanding anything to the contrary in this Plan, the foregoing limitation shall be subject to adjustment under Section 10, but only to the extent that such adjustment will not affect the status of any Award intended to qualify as “performance-based compensation” under Section 162(m) of the Code.

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(g) Capital Stock to be issued under the Plan may be either authorized and unissued Shares or Shares held in treasury by the Company.

(h) In the discretion of the Committee, Shares or other types of Awards authorized under the Plan may be used in connection with, or to satisfy obligations of the Company or an Affiliate to eligible Participants under, other compensation or incentive plans, programs or arrangements of the Company or an Affiliate. The minimum vesting provisions contained within the Plan may be satisfied by reference to the vesting or performance period of any such other compensation or incentive plan, program or arrangement the obligations of which are satisfied through the use of Awards under the Plan.

Section 5. Terms of Options and SARs. Each Option and SAR granted under the Plan shall be evidenced by a written document (including an electronic version thereof) and shall be subject to the following terms and conditions:

(a) Subject to adjustment as provided in Section 10 of this Plan, the price at which a Share covered by an Option or a SAR may be purchased (or deemed purchased in the case of SARs) shall not be less than the Fair Market Value thereof at the time the Option or SAR is granted. If required by the Code, if an Optionee owns (or is deemed to own under applicable provisions of the Code and rules and regulations promulgated thereunder) more than ten percent (10%) of the combined voting power of all classes of the stock of the Company (or any Parent or Subsidiary of the Company) and an Option granted to such Optionee is intended to qualify as an Incentive Stock Option, the price at which a Share covered by an Option may be purchased shall be not less than 110% of the Fair Market Value thereof at the time the Option is granted.

(b) The aggregate Fair Market Value of Shares with respect to which Incentive Stock Options are first exercisable by the Optionee in any calendar year (under all plans of the Company and its Subsidiaries and Parent) shall not exceed the limitations, if any, imposed by the Code, except in the case of an acceleration of vesting following a Change in Control.

(c) If any Option designated as an Incentive Stock Option, either alone or in conjunction with any other Option or Options, exceeds the foregoing limitation, or does not otherwise qualify for treatment as an Incentive Stock Option, all or the portion of such Option in excess of such limitation shall automatically be reclassified (in whole Share increments and without fractional Share portions) as a Nonstatutory Stock Option, with later granted Options being so reclassified first.

(d) An Option or SAR may be exercised during the Original Option Period only at such time or times and in such installments as the Plan Administrator may establish.

(e) During the lifetime of the Optionee the Option or SAR may be exercised only by the Optionee and the Option or SAR shall not be transferable by the Optionee other than by will or by the laws of descent and distribution or pursuant to a domestic relations order. After the death of the Optionee, the Option or SAR may be transferred to the Company upon such terms and conditions, if any, as the Plan Administrator and the personal representative or other person entitled to the Option may agree within the period specified in this Section 5.

(f) Unless otherwise provided under the Award agreement or by the Plan Administrator:

(i) If the Optionee is an Employee who shall cease to be employed by the Company or any Subsidiary, Affiliate or Parent of the Company by reason of death, Disability or Retirement, the Option or SAR may be exercised only within three years after termination of employment and within the Original Option Period;

(ii) If the Optionee is an Employee who shall cease to be employed by the Company or any Subsidiary, Affiliate or Parent of the Company by reason of termination of the Optionee for cause, the Option or SAR shall forthwith terminate and the Optionee shall not be permitted to exercise the Option or SAR following the Optionee’s termination of employment;

(iii) If the Optionee is an Employee who shall cease to be employed by the Company or any Subsidiary, Affiliate or Parent of the Company by reason of the Optionee’s voluntary termination or a termination of the Optionee other than for cause, the Option or SAR may be exercised (to the extent exercisable at the time of termination) only within the three months after the termination of employment and within the Original Option Period;

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(iv) If the Optionee is a Non-Employee Director who shall cease to serve on the Board for any reason other than removal for cause, the Option or SAR may be exercised (to the extent exercisable at the time of termination) only within three years after cessation of Board service and within the Original Option Period; in the event such cessation of service as a Non-Employee Director was the result of removal for cause, the Option or SAR shall forthwith terminate and the Optionee shall not be permitted to exercise the Option or SAR following such cessation of service;

(v) Notwithstanding anything to the contrary contained in this Plan, each Option or SAR held by an Employee who is terminated by the Company or any Subsidiary, Affiliate or Parent of the Company other than for cause during the two-year period following a Change in Control or a Non-Employee Director who is removed from the Board other than for cause during the two-year period following a Change in Control shall immediately vest and may be exercised at any time within the three-month period after the termination of employment or cessation of Board service and within the Original Option Period;

(vi) If the Optionee shall die, the Option or SAR may be exercised by the Optionee’s personal representative or persons entitled thereto under the Optionee’s will or the laws of descent and distribution and in accordance with Section 5(f)(i);

(vii) Except as provided in Sections 5(f)(v), (ix) and (x), the Option or SAR may not be exercised for more Shares (subject to adjustment as provided in Section 10) after the termination of the Optionee’s employment, cessation of service as a Non-Employee Director or the Optionee’s death (as the case may be) than the Optionee was entitled to purchase thereunder at the time of such Optionee’s termination of employment, cessation of service as a Non-Employee Director or the Optionee’s death;

(viii) To the extent provided by the Code, if an Optionee owns (or is deemed to own under applicable provisions of the Code and rules and regulations promulgated thereunder) more than 10% of the combined voting power of all classes of stock of the Company (or any Parent or Subsidiary, Affiliate of the Company) at the time an Option is granted to such Optionee and such Option is intended to qualify as an Incentive Stock Option, the Option, if not exercised within five years from the date of grant or any other period proscribed by the Code, will cease to be an Incentive Stock Option;

(ix) If the Optionee is an Employee who shall cease to be employed by the Company or any Subsidiary, Affiliate or Parent of the Company, or is a Non-Employee Director who shall cease to serve on the Board, by reason of death or Disability, as the case may be, all Options and SARs held by the Optionee shall automatically vest and become exercisable in full as of the date that the Optionee’s employment with the Company or any Subsidiary, Affiliate or Parent of the Company, or service on the Board, ceased; and

(x) In the event that an Optionee ceases to be employed by the Company or any Subsidiary, Affiliate or Parent of the Company or to serve on the Board (in the case of Non-Employee Directors), as the case may be, as a result of such Optionee’s Retirement (or in the case of a Non-Employee Director, such Optionee ceasing to serve on the Board for reasons other than removal for cause), all Options and SARs held by the Optionee which are not vested on the date of Retirement shall immediately vest and become exercisable in full, except in the case of Early Retirement of an employee Optionee, in which case a pro-rata portion of the Options shall immediately vest and become exercisable based upon the ratio of the number of days of the Optionee’s employment during the Option vesting period to the total number of days in the Option vesting period, and the remainder of such Options shall terminate and be forfeited.

(g) Except as otherwise provided by the Plan Administrator, the purchase price of each Share purchased pursuant to an Option shall be paid in full at the time of each exercise (the “Payment Date”) of the Option (i) in cash; (ii) by delivering to the Company a notice of exercise with an irrevocable direction to a registered broker-dealer under the Exchange Act to sell a sufficient portion of the Shares and deliver the sale proceeds directly to the Company to pay the exercise price; (iii) by the net

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withholding of Shares through the relinquishment of Options; (iv) through the delivery to the Company (by attestation of Share ownership or as otherwise provided by the Plan Administrator) of previously-owned Shares having an aggregate fair market value equal to the price of the Shares being purchased pursuant to the Option; provided, however, that Shares delivered in payment of the Option price must meet such conditions as established by the Plan Administrator; or (iv) through any combination of the payment procedures set forth in subsections (i)-(iv) of this Section 5(g).

(h) Exercise of an Option or SAR in any manner shall result in a decrease in the number of Shares which thereafter may be available under the Option or SAR by the number of Shares as to which the Option or SAR is exercised. In addition, in the case of an Option granted in tandem with a SAR, the exercise of the Option in any manner shall result in a decrease in the number of Shares which thereafter may be available under the SAR by the number of Shares as to which the Option is exercised, and the exercise of the SAR in any manner shall result in a decrease in the number of Shares which thereafter may be available under the Option by the number of Shares as to which the SAR is exercised.

(i) The Plan Administrator may include such other terms and conditions of Options or SARs not inconsistent with the foregoing as the Plan Administrator shall approve. Without limiting the generality of the foregoing sentence, the Plan Administrator shall be authorized to determine that Options or SARs shall be exercisable in one or more installments during the term of the Option or SAR as determined by the Plan Administrator.

Section 6. Performance Share Awards, Performance Unit Awards, Restricted Stock Awards, Restricted Unit Awards, Share Awards and Stock Unit Awards.

(a) Subject to the terms of this Plan, including Section 3(c) hereof, Performance Share Awards, Performance Unit Awards, Restricted Stock Awards, Restricted Unit Awards, Share Awards or Stock Unit Awards may be issued by the Plan Administrator to Eligible Individuals, either alone, in addition to, or in tandem with other Awards granted under the Plan and/or cash awards made outside of this Plan, except that Awards intended to qualify as performance-based compensation under Section 162(m) of the Code may not be granted in tandem with other Awards. Such Awards shall be evidenced by a written document (including an electronic version thereof) containing any provisions regarding (i) the number of Shares or Stock Units subject to such Award or a formula for determining such, (ii) the purchase price of the Shares or Stock Units, if any, and the means of payment for the Shares or Stock Units, (iii) the performance criteria, if any, and level of achievement versus these criteria that shall determine the number of Shares or Stock Units to be granted, issued, retainable and/or vested, (iv) such terms and conditions regarding the grant, issuance, vesting and/or forfeiture of the Shares or Stock Units as may be determined from time to time by the Plan Administrator, including continued employment or service, (v) restrictions on the transferability of the Shares or Stock Units and (vi) such further terms and conditions in each case not inconsistent with this Plan as may be determined from time to time by the Plan Administrator.

(b) The grant, issuance, retention and/or vesting of Shares or Stock Units granted pursuant to any Performance Share Award, Performance Unit Award, Restricted Stock Award or Restricted Unit Award shall occur at such time and in such installments as determined by the Plan Administrator or under criteria established by the Plan Administrator and consistent with this Plan, including Section 3(c) hereof. The Plan Administrator shall have the right to make the timing of the grant and/or the issuance, ability to retain and/or the vesting of Shares or Stock Units subject to a Participant’s continued employment, the passage of time and/or such performance criteria as deemed appropriate by the Plan Administrator and consistent with this Plan, including Section 3(c) hereof. Notwithstanding anything to the contrary herein, the performance criteria for any Award that is intended to satisfy the requirements for “performance-based compensation” under Section 162(m) of the Code shall be a measure based on one or more Qualifying Performance Criteria selected by the Plan Administrator and specified at the time the Award is granted.

(c) For Awards intended to be performance-based compensation under Section 162(m) of the Code, performance goals relating to the Qualifying Performance Criteria shall be preestablished in writing by the Committee, and achievement thereof certified in writing prior to payment of the Award, as required by Section 162(m) and Treasury Regulations promulgated thereunder. All such performance

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goals shall be established in writing no later than ninety (90) days after the beginning of the applicable performance period; provided, however, that for a performance period of less than one (1) year, the Committee shall take any such actions prior to the lapse of 25% of the performance period. In addition to establishing minimum performance goals below which no compensation shall be payable pursuant to an Award, the Committee, in its sole discretion, may create a performance schedule under which an amount less than or more than the target award may be paid so long as the performance goals have been achieved.

(d) With respect to any Performance Share Award, Performance Unit Award, Restricted Stock Award or Restricted Unit Award, unless otherwise provided by the Plan Administrator at the time an Award is granted or in the applicable Award agreement:

(i) If, prior to a Change in Control, the designated goals or conditions have not been achieved within the designated period or the Grantee (other than a Non-Employee Director) ceases to be employed by the Company for any reason other than death, Disability or Retirement prior to the lapse of any restrictions or vesting of the Award, the Grantee shall forfeit such Award;

(ii) With respect to a Non-Employee Director, if, prior to a Change in Control, the designated goals or conditions have not been achieved within the designated period or the Non-Employee Director ceases to serve on the Board for cause prior to the lapse of any restrictions or vesting of the Award, the Grantee shall forfeit such Award;

(iii) In the event that a Grantee (other than a Non-Employee Director) ceases to be an Employee as a result of such Grantee’s death, Disability or Retirement, all outstanding Awards held by such Grantee shall automatically vest and all restrictions shall lapse as of the date of such Grantee’s death, Disability or Retirement, except in the case of Early Retirement of a Grantee, in which case a pro-rata portion of the Awards shall automatically vest and restrictions shall lapse based upon the ratio of the number of days of the Grantee’s employment during the Award vesting period to the total number of days in the Award vesting period, and the remainder of such Awards shall terminate and be forfeited;

(iv) With respect to a Non-Employee Director, in the event that a Non-Employee Director ceases to serve on the Board for reasons other than for cause, all outstanding Awards held by such Grantee shall automatically vest and all restrictions shall lapse as of the date of such cessation of service;

(v) Each Award held by an Employee who is terminated by the Company or any Subsidiary, Affiliate or Parent of the Company other than for cause during the two-year period following a Change in Control or a Non-Employee Director who is removed from the Board other than for cause during the two-year period following a Change in Control shall automatically vest and all restrictions shall lapse as of the date of such Grantee’s termination of employment or cessation of Board service; and

(vi) During the lifetime of the Grantee, the Award shall not be transferable otherwise than by will or by the laws of descent and distribution or pursuant to a domestic relations order.

(e) A Grantee who has received a Restricted Stock Award shall have all rights of a shareowner in such Shares including, but not limited to, the right to vote and receive dividends with respect thereto from and after the date of grant of such Award; provided, however, that Shares awarded pursuant to the Plan which have not vested or which contain restrictions or conditions may not be sold or otherwise transferred by the Grantee and stock certificates representing such Shares may bear a restrictive legend to that effect. Unless otherwise determined by the Plan Administrator, dividends or other distributions on Restricted Stock Awards which are paid in capital stock or other securities or property shall be held subject to the same terms, conditions and restrictions as the Restricted Stock Awards on which they are paid.

(f) The Plan Administrator, in its sole discretion, may also establish such additional restrictions or conditions that must be satisfied as a condition precedent to the payment of all or a portion of any Award intended to be performance-based compensation under Section 162(m) of the Code. Such

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additional restrictions or conditions need not be performance-based and may include, among other things, the receipt by a Participant of a specified annual performance rating, the continued employment by the Participant and/or the achievement of specified performance goals by the Company, business unit or Participant. Furthermore and notwithstanding any provision of this Plan to the contrary, the Committee, in its sole discretion, may retain the discretion to reduce the amount of any such Award (which need not be on a uniform basis) intended to be performance-based compensation under Section 162(m) of the Code to a Participant if it concludes that such reduction is necessary or appropriate based upon: (i) an evaluation of such Participant’s performance; (ii) comparisons with compensation received by other similarly situated individuals working within the Company’s industry; (iii) the Company’s financial results and conditions; or (iv) such other factors or conditions that the Committee deems relevant; provided, however, the Committee shall not use its discretionary authority to increase any Award that is intended to be performance-based compensation under Section 162(m) of the Code.

(g) The Plan Administrator may grant Associated Awards of Dividend Equivalents to Participants in connection with Restricted Unit Awards, Performance Unit Awards and other Awards on which dividends are not paid. The Plan Administrator may provide, at the date of grant, that Dividend Equivalents shall be paid or distributed when accrued or paid upon release or distribution of Shares underlying the Associated Awards; provided that, unless otherwise determined by the Plan Administrator, Dividend Equivalents shall be (i) subject to all conditions and restrictions of the underlying Performance Share Award, Performance Unit Award or Restricted Unit Award to which they relate, and (ii) paid in cash upon release or distribution of Shares underlying the Associated Awards.

(h) The standard vesting schedule applicable to Restricted Stock Awards and Restricted Unit Awards shall provide for vesting of such Awards, in one or more increments, over a service period of no less than three (3) years, with no more frequent than annual vesting; provided, however, that this limitation shall not (i) apply to Restricted Stock Awards or Restricted Unit Awards granted under this Section 6 for up to an aggregate of five percent of the maximum number of Shares that may be issued under this Plan, which may be issued without minimum vesting requirements as provided in Section 3(d), or (ii) adversely affect a Participant’s rights under another plan or agreement with the Company.

Section 7. Incentive Bonus Awards and Other Share-Based Awards.

(a) Each Incentive Bonus Award will confer upon the Employee the opportunity to earn a future payment tied to the level of achievement with respect to one or more performance criteria established for a performance period established by the Plan Administrator.

(b) Each Incentive Bonus Award shall be evidenced by a document containing provisions regarding (a) the target and maximum amount payable to the Employee, (b) the performance criteria and level of achievement versus these criteria that shall determine the amount of such payment, (c) the term of the performance period as to which performance shall be measured for determining the amount of any payment, (d) the timing of any payment earned by virtue of performance, (e) restrictions on the alienation or transfer of the bonus prior to actual payment, (f) forfeiture provisions and (g) such further terms and conditions, in each case not inconsistent with this Plan, as may be determined from time to time by the Plan Administrator. The maximum amount payable as a bonus may be a multiple of the target amount payable, but the maximum amount payable pursuant to that portion of an Incentive Bonus Award granted under this Plan for any fiscal year to any Employee that is intended to satisfy the requirements for “performance-based compensation” under Section 162(m) of the Code shall not exceed $5,000,000.

(c) The Plan Administrator shall establish the performance criteria and level of achievement versus these criteria that shall determine the target and maximum amount payable under an Incentive Bonus Award, which criteria may be based on financial performance and/or personal performance evaluations. The Plan Administrator may specify the percentage of the target incentive bonus that is intended to satisfy the requirements for “performance-based compensation” under Section 162(m) of the Code. Notwithstanding anything to the contrary herein, the performance criteria for any portion of an Incentive Bonus Award that is intended by the Plan Administrator to satisfy the requirements for “performance-based compensation” under Section 162(m) of the Code shall be a measure based on one or more Qualifying Performance Criteria selected by the Plan Administrator and specified at the

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time the Incentive Bonus Award is granted. The Plan Administrator shall certify the extent to which any Qualifying Performance Criteria has been satisfied, and the amount payable as a result thereof, prior to payment of any incentive bonus that is intended to satisfy the requirements for “performance-based compensation” under Section 162(m) of the Code

(d) The Plan Administrator shall determine the timing of payment of any Incentive Bonus Awards. The Plan Administrator may provide for or, subject to such terms and conditions as the Plan Administrator may specify, may permit an election for the payment of any Incentive Bonus Awards to be deferred to a specified date or event. An Incentive Bonus Award may be payable in Shares, Stock Units or in cash or other property, including any Award permitted under this Plan.

(e) Notwithstanding satisfaction of any performance goals, the amount paid under an Incentive Bonus Award on account of either financial performance or personal performance evaluations may be reduced by the Plan Administrator on the basis of such further considerations as the Plan Administrator shall determine.

(f) The Plan Administrator shall have authority to grant to Eligible Individuals Other Share-Based Awards which shall consist of any right that is (i) not an Award described in Sections 5 through 7(e) above or Section 8 and (ii) an Award of Capital Stock or an Award denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Capital Stock (including, without limitation, securities convertible into Capital Stock), as deemed by the Plan Administrator to be consistent with the purposes of the Plan. Subject to the terms of the Plan and any applicable Award agreement, the Plan Administrator shall determine the terms and conditions of any such Other Share-Based Award.

Section 8. Non-Employee Director Awards.

Notwithstanding anything to the contrary contained in this Plan, each Non-Employee Director shall only be entitled to receive the following types and amounts of Awards under this Plan:

(a) Each Non-Employee Director shall receive an annual Nonstatutory Stock Option award to purchase up to 40,000 Shares, as determined by the Board, at Fair Market Value, such Option to vest as to exercisability in three (3) equal, annual installments and to have a term of ten (10) years.

(b) Each Non-Employee Director shall receive an annual Restricted Stock Award or Restricted Unit Award for Shares with a Fair Market Value of up to $500,000, as determined by the Board, rounded to the nearest whole Share. Such Awards shall vest and the restrictions on transfer shall lapse as to one-third of the Shares subject to the Award on each anniversary of the date of grant provided that the Non-Employee Director continues to serve on the Board.

(c) Each new Non-Employee Director shall receive, as of the first date of service on the Board, a Nonstatutory Stock Option to purchase twice the number of Shares provided in the Nonstatutory Stock Option most recently granted to the Non-Employee Directors (other than the lead director) and a Restricted Stock Award or Restricted Unit Award based on the number of Shares provided in the Restricted Stock Award most recently granted to the Non-Employee Directors (other than the lead director) but pro rated for the amount of the fiscal year remaining as of the first date of service.

(d) Each Non-Employee director may receive Performance Share Awards and Performance Unit Awards annually in the discretion of the Plan Administrator with a Fair Market Value of up to $500,000, as determined by the Board, rounded to the nearest whole Share.

Section 9. Tax Withholding.

(a) Whenever a payment or Shares are to be issued under the Plan or as otherwise required by applicable law, the Company shall have the right to require the Grantee to remit to the Company an amount sufficient to satisfy federal, state local or foreign tax withholding requirements prior to payment or the delivery of any certificate for such Shares; provided, however, that in the case of a Grantee who receives an Award of Shares under the Plan which is not fully vested, the Grantee shall remit such amount on the first business day following the Tax Date. The “Tax Date” for purposes of this Section 9 shall be the date on which the amount of tax to be withheld is determined. If an Optionee makes a

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disposition of Shares acquired upon the exercise of an Incentive Stock Option within the applicable disqualifying period, the Optionee shall promptly notify the Company and the Company shall have the right to require the Optionee to pay to the Company an amount sufficient to satisfy federal, state and local tax withholding requirements, if any.

(b) A Participant who is obligated to pay the Company an amount required to be withheld under applicable tax withholding requirements may pay such amount (i) in cash; (ii) in the discretion of the Plan Administrator, through the withholding by the Company of Shares otherwise deliverable to the Participant or through the delivery by the Participant to the Company of previously-owned Shares in each case having an aggregate Fair Market Value on the Tax Date equal to the tax obligation; or (iii) in the discretion of the Plan Administrator, through a combination of the foregoing. Notwithstanding the foregoing or any provisions of the Plan to the contrary, any broker-assisted cashless exercise shall comply with the requirements for equity classification of FASB ASC Topic 718, or its successor.

Section 10. Adjustment of Number and Price of Shares.

(a) In the event of a corporate transaction involving the Company (including, without limitation, any stock dividend, stock split, reverse stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of shares), the Plan Administrator shall make an equitable adjustment to the shares to be issued under the Plan and to outstanding Awards to preserve the benefits or potential benefits of the Awards. Action by the Plan Administrator may include: (i) adjustment of the number and kind of securities which may be delivered under the Plan; (ii) adjustment of the number and kind of securities subject to outstanding Awards; (iii) adjustment of the exercise price of outstanding Options and SARs; (iv) adjustment of the share limitations contained in this Plan; and (v) any other adjustments that the Plan Administrator determines to be equitable. Any such adjustment shall be effective and binding for all purposes of the Plan and on each outstanding Award.

If the outstanding Shares shall be changed into or exchangeable for a different number or kind of shares of stock or other securities of the Company or another corporation, or cash or other property, whether through reorganization, reclassification, recapitalization, stock split-up, combination of shares, merger or consolidation, then there shall be substituted for each Share subject to any then outstanding Option, SAR, Performance Share or other Award, and for each Share which may be issued under the Plan but which is not then subject to any outstanding Option, SAR, Performance Share or other Award, the number and kind of shares of stock or other securities (and in the case of outstanding Options, SARs, Performance Shares or other Awards, the cash or other property) into which each outstanding Share shall be so changed or for which each such share shall be exchangeable. Unless otherwise determined by the Committee in its discretion, any such stock or securities, as well as any cash or other property, into or for which any Restricted Stock held in escrow shall be changed or exchangeable in any such transaction shall also be held by the Company in escrow and shall be subject to the same restrictions as are applicable to the Restricted Stock in respect of which such stock, securities, cash or other property was issued or distributed.

In case of any adjustment or substitution as provided for in this Section 10, the aggregate option price for all Shares subject to each then outstanding Option, SAR or other Award, prior to such adjustment or substitution shall be the aggregate option price for all shares of stock or other securities (including any fraction), cash or other property to which such Shares shall have been adjusted or which shall have been substituted for such Shares. Any new option price per share or other unit shall be carried to at least three decimal places with the last decimal place rounded upwards to the nearest whole number.

If the outstanding Shares shall be changed in value by reason of any spin off, split off or split up, or dividend in partial liquidation, dividend in property other than cash, or extraordinary distribution to shareholders of the Capital Stock, (a) the Committee shall make any adjustments to any then outstanding Option, SAR, Performance Share or other Award, which it determines are equitably required to prevent dilution or enlargement of the rights of optionees and awardees which would otherwise result from any such transaction, and (b) unless otherwise determined by the Committee in its discretion, any stock, securities, cash or other property distributed with respect to any Restricted Stock held in escrow or for which any Restricted Stock held in escrow shall be exchanged in any such

KENNAMETAL INC. 2016 Proxy Statement	| C-15

transaction shall also be held by the Company in escrow and shall be subject to the same restrictions as are applicable to the Restricted Stock in respect of which such stock, securities, cash or other property was distributed or exchanged.

(b) Without limiting the foregoing, in the event that, by reason of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation, the Board shall authorize the issuance or assumption of an Option in a transaction to which Section 424(a) of the Code applies, then, notwithstanding any other provision of the Plan, the Plan Administrator may grant an Option upon such terms and conditions as it may deem appropriate for the purpose of assumption of the old Option, or substitution of a new Option for the old Option, in conformity with the provisions of Code Section 424(a) and the rules and regulations thereunder, as they may be amended from time to time.

(c) No adjustment or substitution provided for in this Section 10 shall require the Company to issue or to sell a fractional share and the total adjustment or substitution with respect to each Award agreement shall be limited accordingly.

(d) Without limiting the foregoing, and notwithstanding anything to the contrary contained in the Plan or any document with respect to any Award, in the event of a Business Combination under the terms of which the holders of Capital Stock of the Company will receive upon consummation thereof cash for each share of Capital Stock of the Company surrendered pursuant to such Business Combination (the “Cash Purchase Price”), the Plan Administrator may provide that all outstanding Awards representing the right to purchase or receive Shares shall terminate upon consummation of the Business Combination and each such Award, including each Option and SAR, shall receive, in exchange therefor, a cash payment equal to the amount (if any) by which (i) the Cash Purchase Price multiplied by the number of Shares subject to such Award held by such Grantee exceeds (ii) the aggregate purchase or exercise price, if any, thereof.

(e) With respect to any Award subject to Section 162(m) or Section 409A, no such adjustment shall be authorized to the extent that such authority would cause the Plan or an Award to fail to comply with Section 162(m) or Section 409A.

Section 11. Change in Control. Notwithstanding any other provision of the Plan to the contrary, and unless the applicable Award agreement shall otherwise provide, in the event the employment of a Participant is terminated by the Company and its Affiliates without “cause” or the Participant terminates their employment for Good Reason, in either case within the six-month period immediately preceding a Change in Control in contemplation of such Change in Control (and the Change in Control actually occurs) or during the two-year period following a Change in Control (i) all Stock Options and freestanding SARs which are then outstanding hereunder shall become fully vested and exercisable, (ii) all restrictions with respect to Shares of Restricted Stock or Restricted Units which are then outstanding hereunder shall lapse, and such Shares or Units shall be fully vested and nonforfeitable and (iii) all restrictions with respect to Performance Shares and Performance Units which are then outstanding and for which performance periods are already completed shall lapse, and such Shares or Units, measured at actual performance achieved, shall be fully vested and nonforfeitable. Notwithstanding any other provision of this Plan to the contrary, and unless the applicable Award Agreement shall otherwise provide, if a Change in Control occurs prior to the end of any performance period, with respect to all Performance Shares and Performance Units which are then outstanding hereunder, the target level of performance set forth with respect to each performance criterion under such Performance Shares and Performance Units shall be deemed to have been attained and such Performance Shares or Units shall be converted into and remain outstanding as Restricted Stock Units, subject to forfeiture unless the Participant continues to be actively employed by the Company through the end of the original performance period, but subject to exception in the case of a termination of employment by the Company without cause or a termination of employment by the Participant for Good Reason, and such other exceptions as may be provided by the Committee.

Section 12. Termination of Employment and Forfeiture. Notwithstanding any other provision of the Plan (other than provisions regarding Change in Control, which shall apply in all events), a Participant shall have no right to exercise any Option or vest in any Shares awarded under the Plan if following the Participant’s termination of employment with the Company or any Subsidiary, Affiliate or

C-16 |	KENNAMETAL INC. 2016 Proxy Statement

Parent of the Company and within a period of two years thereafter or such longer period as may be provided in an employment or similar agreement between the Participant and the Company, the Participant engages in any business or enters into any employment which the Board in its sole discretion determines to be either directly or indirectly competitive with the business of the Company or substantially injurious to the Company’s financial interest or violates any post-termination contractual obligations with the Company (the occurrence of an event described above or other events described in the Company’s then-effective forfeiture and recoupment policies shall be referred to herein as “Injurious Conduct”). Furthermore, notwithstanding any other provision of the Plan to the contrary, in the event that a Participant receives or is entitled to the delivery or vesting of cash or Shares pursuant to an Award made during the 12-month period prior to the Participant’s termination of employment with the Company or any Subsidiary, Affiliate or Parent of the Company or during the 24-month period following the Participant’s termination of such employment, then the Board, in its sole discretion, may require the Participant to return or forfeit to the Company the cash or Capital Stock received with respect to such Award (or its economic value as of (i) the date of the exercise of the Option or (ii) the date of grant or payment with respect to any other Award, as the case may be) in the event that the participant engages in Injurious Conduct.

Section 13. Amendment and Discontinuance. The Board may alter, amend, suspend or discontinue the Plan, provided that no such action shall deprive any person without such person’s consent of any rights theretofore granted pursuant hereto and, provided further, that the Board may not, without shareowner approval, (a) increase the benefits accrued to participants under the Plan, (b) increase the number of Shares that may be issued under the Plan, (c) materially modify the requirements for participation under the Plan, (d) amend the Plan to include a provision that would allow the Board to lapse or waive restrictions at its discretion (except as otherwise provided herein or in the case of death, Disability, Retirement, involuntary termination by the Company without cause, or Change in Control), or (e) otherwise materially amend this Plan. Notwithstanding the foregoing or any provision of the Plan or an Award agreement to the contrary, the Board may at any time (without the consent of any Participant) modify, amend or terminate any or all of the provisions of this Plan or an Award Agreement or establish special rules and/or sub-plans to the extent necessary to: (i) conform the provisions of the Plan and/or Award with Section 162(m), Section 409A or any other provision of the Code or other applicable law, the regulations issued thereunder or an exception thereto, regardless of whether such modification, amendment or termination of the Plan and/or Award shall adversely affect the rights of a Participant; and (ii) to enable the Plan to achieve its stated purposes in any jurisdiction outside the United States in a tax-efficient manner and in compliance with local rules and regulations.

Section 14. Compliance with Governmental Regulations. Notwithstanding any provision of the Plan or the terms of any agreement entered into pursuant to the Plan, the Company shall not be required to issue any securities hereunder prior to registration of the Shares subject to the Plan under the Securities Act of 1933, as amended, or the Exchange Act, if such registration shall be necessary, or before compliance by the Company or any Participant with any other provisions of either of those acts or of regulations or rulings of the Securities and Exchange Commission thereunder, or before compliance with other federal and state laws and regulations and rulings thereunder, including the rules of the New York Stock Exchange, Inc. and any other exchange or market on which the Shares are listed or quoted. The Company shall use its reasonable best efforts to effect such registrations and to comply with such laws, regulations and rulings forthwith upon advice by its counsel that any such registration or compliance is necessary.

Section 15. Compliance with Section 16. With respect to persons subject to Section 16 of the Exchange Act, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 (or its successor rule). To the extent that any grant of an Award fails to so comply, it shall be deemed null and void to the extent permitted by law and to the extent deemed advisable by the Plan Administrator.

Section 16. Participation by Foreign Nationals. In order to facilitate the making of any grant or combination of grants under this Plan, the Plan Administrator may provide for such special terms for Awards to Participants who are foreign nationals, or who are employed by or perform services for the Company or any Subsidiary or Affiliate outside of the United States of America, as the Plan

KENNAMETAL INC. 2016 Proxy Statement	| C-17

Administrator may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. Moreover, the Plan Administrator may approve such sub-plans for, supplements to, or amendments, restatements or alternative versions of, this Plan as it may consider necessary or appropriate for such purposes without thereby affecting the terms of this Plan as in effect for any other purpose, provided that no such sub-plans, supplements, amendments, restatements or alternative versions shall include any provisions that are inconsistent with the terms of this Plan, as then in effect, unless this Plan could have been amended to eliminate such inconsistency without further approval by the shareholders of the Company.

Section 17. No Right to Employment. The Plan shall not confer upon any Participant any right with respect to continuation of any employment or consulting relationship with the Company or membership on the Board, nor shall it interfere in any way with the right to terminate such Participant’s employment or consulting relationship at any time, with or without cause.

Section 18. Governing Law. The validity, constrictions and effect of this Plan, agreements entered into pursuant to the Plan, and of any rules, regulations, determinations or decisions made by the Plan Administrator relating to the Plan or such agreements, and the rights of any and all persons having or claiming to have any interest therein or thereunder, shall be determined exclusively in accordance with applicable federal laws and the laws of the Commonwealth of Pennsylvania, without regard to its conflict of laws principles.

Section 19. Section 409A. Notwithstanding any provision of the Plan or an Award agreement to the contrary, if any Award or benefit provided under this Plan is subject to the provisions of Section 409A, the provisions of the Plan and any applicable Agreement shall be administered, interpreted and construed in a manner necessary to comply with Section 409A or an exception thereto (or disregarded to the extent such provision cannot be so administered, interpreted or construed). The following provisions shall apply, as applicable:

(a) If a Participant is a Specified Employee and a payment subject to Section 409A (and not excepted therefrom) to the Participant is due upon Separation from Service, such payment shall be delayed for a period of six (6) months after the date the Participant Separates from Service (or, if earlier, the death of the Participant). Any payment that would otherwise have been due or owing during such six-month period will be paid immediately following the end of the six-month period in the month following the month containing the six-month anniversary of the date of termination unless another compliant date is specified in the applicable Award agreement.

(b) For purposes of Section 409A, and to the extent applicable to any Award or benefit under the Plan, it is intended that distribution events qualify as permissible distribution events for purposes of Section 409A and shall be interpreted and construed accordingly. With respect to payments subject to Section 409A, the Company reserves the right to accelerate and/or defer any payment to the extent permitted and consistent with Section 409A. Whether a Participant has Separated from Service or employment will be determined based on all of the facts and circumstances and, to the extent applicable to any Award or benefit, in accordance with the guidance issued under Section 409A. For this purpose, a Participant will be presumed to have experienced a Separation from Service when the level of bona fide services performed permanently decreases to a level less than twenty percent (20%) of the average level of bona fide services performed during the immediately preceding thirty-six (36) month period or such other applicable period as provided by Section 409A.

(c) The Plan Administrator, in its discretion, may specify the conditions under which the payment of all or any portion of any Award may be deferred until a later date. Deferrals shall be for such periods or until the occurrence of such events, and upon such terms and conditions, as the Plan Administrator shall determine in its discretion, in accordance with the provisions of Section 409A, the regulations and other binding guidance promulgated thereunder; provided, however, that no deferral shall be permitted with respect to Options and other stock rights subject to Section 409A. An election shall be made by filing an election with the Company (on a form provided by the Company) on or prior to December 31st of the calendar year immediately preceding the beginning of the calendar year (or other applicable service period) to which such election relates (or at such other date as may be specified by the Plan Administrator to the extent consistent with Section 409A) and shall be irrevocable for such applicable calendar year (or other applicable service period).

C-18 |	KENNAMETAL INC. 2016 Proxy Statement

(d) The grant of Nonstatutory Stock Options and other stock rights shall be granted under terms and conditions consistent with Treas. Reg. § 1.409A-1(b)(5) such that any such Award does not constitute a deferral of compensation under Section 409A. Accordingly, any such Award may be granted to Employees of the Company and its subsidiaries and affiliates in which the Company has a controlling interest. In determining whether the Company has a controlling interest, the rules of Treas. Reg. § 1.414(c)-2(b)(2)(i) shall apply; provided that the language “at least 50 percent” shall be used instead of “at least 80 percent” in each place it appears; provided, further, where legitimate business reasons exist (within the meaning of Treas. Reg. § 1.409A-1(b)(5)(iii)(E)(i)), the language “at least 20 percent” shall be used instead of “at least 80 percent” in each place it appears. The rules of Treas. Reg. §§ 1.414(c)-3 and 1.414(c)-4 shall apply for purposes of determining ownership interests.

(e) In no event shall any member of the Board, the Committee or the Company (or its employees, officers or directors) or the Plan Administrator have any liability to any Participant (or any other Person) due to the failure of an Award to satisfy the requirements of Section 409A.

Section 20. Compliance with Age Discrimination Rule — Applicable Only to Participants Who Are Subject to the Laws in the European Union. The grant of the Option and the terms and conditions governing the Option are intended to comply with the age discrimination provisions of the European Union (EU) Equal Treatment Framework Directive, as implemented into local law (the “Age Discrimination Rules”), if applicable, for any Participant who is subject to the laws in the EU. To the extent a court or tribunal of competent jurisdiction determines that any provision of the Option is invalid or unenforceable, in whole or in part, under the Age Discrimination Rules, the Plan Administrator shall have the power and authority to revise or strike such provision to the minimum extent as the Plan Administrator deems appropriate and/or necessary to make it valid and enforceable to the full extent permitted under local law.

Section 21. Designation of Beneficiary by Participant. A Participant may name a beneficiary to receive any payment to which such Participant may be entitled with respect to any Award under this Plan in the event of his or her death, on a written form to be provided by and filed with the Company, and in a manner determined by the Committee in its discretion (a “Beneficiary”). The Plan Administrator reserves the right to review and approve Beneficiary designations. A Participant may change his or her Beneficiary from time to time in the same manner, unless such Participant has made an irrevocable designation. Any designation of a Beneficiary under this Plan (to the extent it is valid and enforceable under applicable law) shall be controlling over any other disposition, testamentary or otherwise, as determined by the Committee in its discretion. If no designated Beneficiary survives the Participant and is living on the date on which any amount becomes payable to such a Participant’s Beneficiary, such payment will be made to the legal representatives of the Participant’s estate, and the term “Beneficiary” as used in this Plan shall be deemed to include such Person or Persons. If there are any questions as to the legal right of any Beneficiary to receive a distribution under this Plan, the Plan Administrator in its discretion may determine that the amount in question be paid to the legal representatives of the estate of the Participant, in which event the Company, the Board, the Plan Administrator, the Designated Administrator (if any), and the members thereof, will have no further liability to anyone with respect to such amount.

Section 22. Clawbacks. To the extent required by applicable law or any applicable securities exchange listing standards, including but not limited to Section 304 of the Sarbanes-Oxley Act of 2002, Awards and amounts paid or payable pursuant to or with respect to Awards shall be subject to clawback as determined by the Plan Administrator, which clawback may include forfeitures, repurchase, reimbursement and/or recoupment of Awards and amounts paid or payable pursuant to or with respect to Awards, in each instance in accordance with applicable law or listing standards. All Awards granted under this Plan, any property, including Shares, received in connection with any exercise or vesting of, or lapse of restriction on, any Awards, and any proceeds received from the disposition of any such property, shall be subject to any clawback policy adopted, and amended from time to time, by the Plan Administrator. The Plan Administrator shall have discretion with respect to any clawback to determine whether the Company shall effect any such recovery (i) by seeking repayment from the Participant, (ii) by reducing (subject to applicable law and the terms and conditions of the applicable plan, program or arrangement) the amount that would otherwise be payable to the Participant under any compensatory plan, program or arrangement maintained by the Company or any

KENNAMETAL INC. 2016 Proxy Statement	| C-19

Subsidiary, Affiliate or Parent of the Company, (iii) by withholding payment of future increases in compensation (including the payment of any discretionary bonus amounts) or grants of compensatory awards that would otherwise have been made in accordance with the Company’s otherwise applicable compensation practices, or (iv) by any combination of the foregoing or otherwise.

Section 23. Effective Date of Plan/Duration. The amendment, restatement and renaming of the Plan shall be effective on October 25, 2016, subject to its approval by the shareowners of the Company. No Award may be granted under the Plan after October 24, 2026. Awards granted on or prior to October 24, 2026 shall remain outstanding in accordance with this Plan and their respective terms.

C-20 |	KENNAMETAL INC. 2016 Proxy Statement

Kennametal Inc.
Electronic Voting Instructions
Available 24 hours a day, 7 days a week!
Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.
VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.
Proxies submitted by the Internet or telephone must be received by 11:59 PM EST October 24, 2016.
Vote by Internet
• Go to www.envisionreports.com/KMT
• Or scan the QR code with your smartphone
• Follow the steps outlined on the secure website

Vote by telephone
• Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone
Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒	• Follow the instructions provided by the recorded message

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A	Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals II, III, IV and V.

I.	Election of Directors:	01 -	Cindy L. Davis (for a term to expire in 2017)	02 -	William J. Harvey (for a term to expire in 2017)	03 -	William M. Lambert (for a term to expire in 2017)	04 -	Sagar A. Patel (for a term to expire in 2017)	+

☐	Mark here to vote FOR all nominees	☐	Mark here to WITHHOLD vote from all nominees	☐	For all EXCEPT - To withhold authority to vote for any nominee(s), write the name(s) of such nominee(s) below.

		For	Against	Abstain

II.	RATIFICATION OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING JUNE 30, 2017.	☐	☐	☐

IV.	APPROVAL OF THE KENNAMETAL INC. ANNUAL INCENTIVE PLAN.	☐	☐	☐

		For	Against	Abstain

III.	NON-BINDING (ADVISORY) VOTE TO APPROVE THE COMPENSATION PAID TO THE COMPANY’S NAMED EXECUTIVE OFFICERS.	☐	☐	☐

V.	APPROVAL OF THE KENNAMETAL INC. 2016 STOCK AND INCENTIVE PLAN.	☐	☐	☐

This Proxy, when properly executed, will be voted in the manner directed herein. If no direction is made, this Proxy will be voted FOR the election of the nominees in Item I, FOR the ratification of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm in Item II and FOR the non-binding (advisory) vote to approve the compensation paid to the Company’s Named Executive Officers in Item III. FOR the approval of the Kennametal Inc. Annual Incentive Plan in Item IV, and FOR the approval of the Kennametal Inc. 2016 Stock and Incentive Plan in Item V. The proxies are authorized to vote, in accordance with their judgment, upon such other matters as may properly come before the meeting and any adjournments thereof.

B	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /

IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD.

¢	+

02EKOE

Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Shareowners. The Proxy Statement and the 2016 Annual Report to Shareowners are available at: www.envisionreports.com/KMT

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — KENNAMETAL INC.	+

2016 MEETING OF SHAREOWNERS – OCTOBER 25, 2016

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE CORPORATION

You, the undersigned shareowner, appoint each of Ronald M. De Feo, Philip A. Dur and Timothy R. McLevish your attorney and proxy, with full power of substitution, on your behalf and with all powers that you would possess if personally present, to vote all shares of Kennametal Inc. capital stock that you would be entitled to vote at the Annual Meeting of Shareowners of Kennametal Inc. to be held at the Quentin C. McKenna Technology Center, located at 1600 Technology Way (on Route 981 South), Latrobe, Unity Township, Pennsylvania, on Tuesday, October 25, 2016 at 2:00 p.m. (Eastern Time), and at any adjournments thereof. The shares represented by this proxy shall be voted as instructed by you. If you do not otherwise specify, your shares (other than shares held in your Kennametal Inc. 401(k) account, which will be voted by the plan trustee based on your instructions) will be voted in accordance with the recommendations of the Board of Directors, as follows:

THE BOARD RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEES LISTED IN ITEM I, FOR THE RATIFICATION OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING JUNE 30, 2017 IN ITEM II, FOR THE NON-BINDING (ADVISORY) VOTE TO APPROVE THE COMPENSATION PAID TO THE COMPANY’S NAMED EXECUTIVE OFFICERS IN ITEM III, FOR THE APPROVAL OF THE KENNAMETAL INC. ANNUAL INCENTIVE PLAN IN ITEM IV, AND FOR THE APPROVAL OF THE KENNAMETAL INC. 2016 STOCK AND INCENTIVE PLAN IN ITEM V.

If you have shares of Kennametal Inc. capital stock in your Kennametal Inc. 401(k) account, you must provide voting instructions to the plan trustee with this proxy or by internet or telephone no later than Thursday, October 20, 2016 in order for such shares to be voted. Your voting instructions will be held in confidence.

(Continued and to be marked, dated, and signed on the other side)

C	Non-Voting Items

Change of Address — Please print your new address below.	Comments — Please print your comments below.	Meeting Attendance

Mark the box to the right if you plan to attend the Annual Meeting.	☐

¢	IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD.	+